As filed with the SEC on___________.                  Registration No. 333-85117

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 10


                            PRUCO LIFE OF NEW JERSEY
                          VARIABLE APPRECIABLE ACCOUNT
                           (Exact Name of Registrant)

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                               (Name of Depositor)

                              213 Washington Street
                          Newark, New Jersey 07102-2992
                                 (800) 286-7754
          (Address and telephone number of principal executive offices)

                                Thomas C. Castano
                               Assistant Secretary
                   Pruco Life Insurance Company of New Jersey
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                     (Name and address of agent for service)

                                    Copy to:
                                Jeffrey C. Martin
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

It is proposed that this filing will become effective (check appropriate space):

      |_|   immediately upon filing pursuant to paragraph (b) of Rule 485


      |X|   on May 1, 2003 pursuant to paragraph (b) of Rule 485
              ------------
                 (date)


      |_|   60 days after filing pursuant to paragraph (a)(1) of Rule 485


      |_|   on __________ pursuant to paragraph (a)(1) of Rule 485
                 (date)

|X| This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                                     PART A:

                     INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS

May 1, 2003
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

                                PRUSELECT(SM) III
                        Variable Life Insurance Contracts

This prospectus describes individual flexible premium variable universal life insurance contracts, PruSelect(SM) III Variable Life Insurance Contracts (the "Contract"), issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", "we", or "our"), a stock life insurance company. Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The Contracts may be owned individually or by a corporation, trust, association or similar entity. The Contracts are available on a multiple life basis where the insureds share a common employment or business relationship. The Contract owner will have all rights and privileges under the Contract. The Contracts may be used for funding non-qualified executive deferred compensation or salary continuation plans, retiree medical benefits, or other purposes. PruSelect(SM) III Contracts issued in New York may not be individually owned.

Investment Choices:

PruSelect(SM) III offers a wide variety of investment choices, including 40 variable investment options that invest in mutual funds managed by these leading asset managers:


o     Prudential Investments LLC                        o     INVESCO Funds Group, Inc.

o     A I M Advisors, Inc.                              o     Janus Capital Management LLC

o     American Century Investment Management, Inc.      o     Massachusetts Financial Services Company

o     The Dreyfus Corporation                           o     OppenheimerFunds, Inc.

o     Franklin Advisers, Inc.                           o     T. Rowe Price International, Inc.

o     Goldman Sachs Asset Management


For a complete list of the 40 available variable investment options, their investment objectives, and their investment advisers, see The Funds, page 9.

If your contract includes the Rider to Add a Fixed Interest Rate Investment Option, you may also choose to invest your Contract's premiums and its earnings in the fixed rate option which pays a guaranteed interest rate. See The Fixed Rate Option, page 15.


Please Read this Prospectus. Please read this prospectus before purchasing a PruSelect(SM) III variable universal life insurance contract and keep it for future reference. Current prospectuses for each of the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or determined that this contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance policy is subject to risk, including the possible loss of your money. An investment in PruSelect(SM) III is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency.

                   Pruco Life Insurance Company of New Jersey
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 286-7754

PruSelect is a service mark of Prudential.

                               PROSPECTUS CONTENTS

                                                                            Page

SUMMARY OF CHARGES AND EXPENSES..............................................  1
  Expenses other than Portfolio Expenses.....................................  1
  Portfolio Expenses.........................................................  2

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS................................  2
  Brief Description of the Contract..........................................  2
  Target Term Rider..........................................................  3
  Types of Death Benefit Available Under the Contract........................  3
  The Contract Fund..........................................................  3
  Premium Payments...........................................................  3
  Allocation of Premiums.....................................................  4
  Investment Choices.........................................................  4
  Transfers Among Investment Options.........................................  4
  Increasing or Decreasing Basic Insurance Amount............................  4
  Access to Contract Values..................................................  5
  Contract Loans.............................................................  5
  Canceling the Contract ("Free-Look").......................................  5

SUMMARY OF CONTRACT RISKS....................................................  5
  Contract Values are not Guaranteed.........................................  5
  Increase in Charges........................................................  6
  Contract Lapse.............................................................  6
  Risks of Using the Contract as a Short-Term Savings Vehicle................  6
  Risks of Taking Withdrawals................................................  6
  Limitations on Transfers...................................................  6
  Limitations on Surrender of the Contract...................................  7
  Risks of Taking a Contract Loan............................................  7
  Tax Consequences of Buying this Contract...................................  7
  Replacement of the Contract................................................  8

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS.............  8
  Risks Associated with the Variable Investment Options......................  8
  Learn More about the Funds.................................................  8

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO
COMPANIES....................................................................  8
  Pruco Life Insurance Company of New Jersey.................................  8
  The Pruco Life of New Jersey Variable Appreciable Account..................  9
  The Funds..................................................................  9
  Voting Rights.............................................................. 14
  Substitution of Funds...................................................... 15
  The Fixed Rate Option...................................................... 15

CHARGES AND EXPENSES......................................................... 15
  Sales Load Charges......................................................... 16
  Return of Sales Charges.................................................... 16
  Cost of Insurance.......................................................... 16
  Taxes Attributable to Premiums............................................. 17
  Monthly Deductions from the Contract Fund.................................. 17
  Daily Deduction from the Variable Investment Options....................... 17
  Transaction Charges........................................................ 17
  Allocated Charges.......................................................... 18
  Reduction of Charges....................................................... 18
  Portfolio Charges.......................................................... 18
  Rider Charges.............................................................. 19

PERSONS HAVING RIGHTS UNDER THE CONTRACT..................................... 19
  Contract Owner............................................................. 19
  Beneficiary................................................................ 19

OTHER GENERAL CONTRACT PROVISIONS............................................ 19
  Assignment................................................................. 19
  Incontestability........................................................... 19
  Misstatement of Age or Sex................................................. 19
  Settlement Options......................................................... 20
  Suicide Exclusion.......................................................... 20
  Exchange Right............................................................. 20
  Option to Exchange Insured................................................. 20

RIDERS....................................................................... 20
  Rider to Add a Fixed Interest Rate Investment Option....................... 20
  Target Term Rider.......................................................... 21

REQUIREMENTS FOR ISSUANCE OF A CONTRACT...................................... 22

PREMIUMS..................................................................... 22
  Minimum Initial Premium.................................................... 22
  Allocation of Premiums..................................................... 23
  Transfers.................................................................. 23
  Dollar Cost Averaging...................................................... 24
  Auto-Rebalancing........................................................... 24

DEATH BENEFITS............................................................... 25
  Contract Date.............................................................. 25
  When Proceeds Are Paid..................................................... 25
  Types of Death Benefit..................................................... 25
  Changing the Type of Death Benefit......................................... 26
  Increases in Basic Insurance Amount........................................ 27
  Decreases in Basic Insurance Amount........................................ 28

CONTRACT VALUES.............................................................. 28
  How a Contract's Surrender Value Will Vary................................. 28
  Surrender of a Contract.................................................... 29
  Loans...................................................................... 29
  Withdrawals................................................................ 30

LAPSE AND REINSTATEMENT...................................................... 31

TAXES........................................................................ 31
  Tax Treatment of Contract Benefits......................................... 31

LEGAL PROCEEDINGS............................................................ 33

ILLUSTRATIONS OF SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED
PREMIUMS..................................................................... 34

ADDITIONAL INFORMATION....................................................... 36

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS......................... 37

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION................. 38

                         SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS on page 36 of this prospectus.

Expenses other than Portfolio Expenses


The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES, page 15.

The first table describes the maximum fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer cash value between investment options.

-------------------------------------------------------------------------------------------------------------
                                    Transaction and Optional Rider Fees
-------------------------------------------------------------------------------------------------------------
               Charge                      When Charge is Deducted                 Amount Deducted
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Premiums        Deducted from premium payments.        15% of premium payment.
(Load)(1)
-------------------------------------------------------------------------------------------------------------
Taxes Attributable to Premiums(2)       Deducted from premium payments.        7.5% of premium payment.
-------------------------------------------------------------------------------------------------------------
Transfer fees                         Each transfer exceeding 12 in any                   $25.
                                                Contract year.
-------------------------------------------------------------------------------------------------------------
Withdrawal fee                                 Upon withdrawal.             Lesser of $25 or 2% of withdrawal
                                                                                         amount.
-------------------------------------------------------------------------------------------------------------
                                       Upon change in basic insurance
Insurance Amount Change fee              amount or Target Term Rider                 $25 per change.
                                                   coverage.
-------------------------------------------------------------------------------------------------------------

(1) This charge is deducted from premium payments for the first 10 years of each coverage segment and will be reduced in years 11 and later for each coverage segment.

(2) For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life of New Jersey.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including The Funds' fees and expenses.

-------------------------------------------------------------------------------------------------------------
           Periodic Contract and Optional Rider Charges Other Than The Funds' Operating Expenses
-------------------------------------------------------------------------------------------------------------
               Charge                      When Charge is Deducted                 Amount Deducted
-------------------------------------------------------------------------------------------------------------
Cost of Insurance ("COI") for base
amount of insurance and Target Term                                       From $.06 to $83.34 per $1,000 of
Rider coverage.                                    Monthly                   net amount at risk. (1) (2)

Minimum and Maximum Charges
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Initial COI charges for a
representative Contract owner, male                                       $.29 per $1,000 of net amount at
age 45, in the Select Preferred                    Monthly                              risk.
underwriting class, no riders.
-------------------------------------------------------------------------------------------------------------
                                                                          Effective annual rate of 0.5% of
Mortality and Expense Risk fees                     Daily                  assets in variable investment
                                                                                      options.
-------------------------------------------------------------------------------------------------------------
Net interest on loans(3)                           Annually                              1%
-------------------------------------------------------------------------------------------------------------
Administrative fee for basic                       Monthly               $10 plus up to $0.05 per $1,000 of
insurance amount.(1)                                                           basic insurance amount.
-------------------------------------------------------------------------------------------------------------
Administrative fee for a Target Term                                       $0.05 per $1,000 of Target Term
Rider.                                             Monthly                             Rider.
-------------------------------------------------------------------------------------------------------------

(1) The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.

(2) For example, the highest COI rate is representative of an insured who is a male/female age 99. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life of New Jersey representative.

(3) The maximum loan rate reflects the net difference between a standard loan with an effective annual interest rate of 5% and an effective annual interest credit equal to 4%. Preferred loans are charged a lower effective annual interest rate. See Loans, page 28.


Additional charges may be imposed for underwriting risks assessed at issue. Typically, these charges are imposed for the extra mortality risks due to occupation, avocation, or aviation.


Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each of the Funds.

-------------------------------------------------------------------------------------------------------------
                  Total Annual Fund Operating Expenses                        Minimum          Maximum
                                                                           ----------------------------------
(expenses that are deducted from the Fund's assets, including management
fees, distribution [and/or service] (12b-1) fees, and other expenses)          0.37%            2.30%
-------------------------------------------------------------------------------------------------------------


                             SUMMARY OF THE CONTRACT
                              AND CONTRACT BENEFITS

Brief Description of the Contract


PruSelect(SM) III is a form of variable universal life insurance. A variable universal life insurance contract is a flexible form of life insurance. It has a death benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest premiums in one or more of the 40 available variable investment options or in the fixed rate option, if your Contract includes the Rider to Add a Fixed Interest Rate Investment Option. Although the value of your Contract Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. If you select the fixed rate option, Pruco Life of

New Jersey credits your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 3%.


The Contract is designed to be flexible to meet your specific life insurance needs. Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments. The Contracts may be owned individually or by a corporation, trust, association, or similar entity. The Contract owner will have all rights and privileges under the Contract. The Contracts may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation plans, retiree medical benefits, or other purposes.


Target Term Rider

These Contracts may be issued with a Target Term Rider that could have a significant effect on the performance of your Contract. Target Term Rider provides a flexible term insurance benefit to attained age 100 on the life of the insured. You specify the amount of term rider coverage.


A Contract with a Target Term Rider will offer higher cash values and death benefits than an all-base Contract with the same death benefit if Pruco Life of New Jersey does not change its current charges. This is because the current sales expense charge attributable to the Target Term Rider is based on the Target Premium of the basic insurance amount only. We currently assess lower current Cost of Insurance ("COI") charges under the term rider for the first ten years, but the COI charge for the term rider will be greater thereafter.

However, a Contract with a Target Term Rider offers the potential for a greater reduction of cash values and death benefits than an all-base Contract with the same death benefit if Pruco Life of New Jersey raises its current charges to the maximum contractual level. This is because guaranteed maximum charges attributable to the basic insurance amount and the Target Term Rider coverage amount are the same.


Not all Contract benefits and guarantees are available to Contracts issued with a Target Term Rider. For the factors to consider when adding a Target Term Rider to your Contract, see RIDERS, page 20.

Types of Death Benefit Available Under the Contract

There are three types of death benefit available. You may choose a Contract with a Type A (fixed) death benefit under which the death benefit generally remains at the basic insurance amount you initially chose. However, the Contract Fund (described below) may grow to a point where the death benefit may increase and vary with investment experience. If you choose a Type B (variable) Contract, your death benefit will vary with investment experience. For Type A and Type B death benefits, as long as the Contract is in-force, the death benefit will never be less than the basic insurance amount shown in your Contract. If you choose a Contract with a Type C (return of premium) death benefit, the death benefit is increased by the amount of premiums paid into the Contract, less withdrawals, accumulated at an interest rate (between 0% and 8%; in 1/2% increments) chosen by the Contract owner. With any type of death benefit, the death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.


You may change your Contract's death benefit type after issue, however, if you choose a Type A or Type B death benefit at issue, you will not be able to change to a Type C death benefit thereafter. See Types of Death Benefit, page 25 and Changing the Type of Death Benefit, page 25.


The Contract Fund

Your net premiums are invested in one or more of the variable investment options and/or allocated to the fixed rate option, if your Contract includes the Rider to Add a Fixed Interest Rate Investment Option, as you instruct us. Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the variable investment options; (2) interest credited on any amounts allocated to the fixed rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES, page 15.

Premium Payments

Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment, you choose the timing and amount of premium payments. The Contract will remain in-force if the Contract Fund is greater than zero and more than any Contract debt. Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. See PREMIUMS, page 20 and LAPSE AND REINSTATEMENT, page 30.

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see Modified Endowment Contracts on page 32.

Allocation of Premiums

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums. We also deduct a charge for sales expenses. For more detail, see CHARGES AND EXPENSES, page 15. The amount remaining after the deduction of these charges is called the net premium.

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums on page 23.


Generally, your initial net premium is applied to your Contract as of the Contract date. If we do not receive your initial premium before the Contract date, we apply the initial premium to your Contract as of the end of the valuation period in which it is received in Good Order at a Home Office.


On the Contract date: (1) we deduct the charge for sales expenses and the charge for taxes attributable to premiums from the initial premium; (2) we allocate the remainder of the initial premium and any other premium received during the short-term cancellation right ("free-look") period to the Money Market investment option. At the end of the "free-look" period, these funds will be transferred out of the Money Market investment option and allocated among the variable investment options and/or the fixed rate option according to your most current allocation request.

Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of 40 available variable investment options. You may also invest in the fixed rate option. See The Funds, page 9, and The Fixed Rate Option, page 15. You may transfer money among your investment choices, subject to restrictions. Please see Transfers on page 23.

Pruco Life of New Jersey may add additional variable investment options in the future.

Transfers Among Investment Options


You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option (if your Contract includes the Rider to add a Fixed Interest Rate Investment Option) without charge. While you also may transfer amounts from the fixed rate option, certain restrictions may apply. There is an administrative charge of up to $25 for each transfer made exceeding 12 in any Contract year.


You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System.

We reserve the right to prohibit transfer requests we determine to be disruptive to the investment option or to the disadvantage of other contract owners.

In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature. For additional information, please see Transfers, page 23, Dollar Cost Averaging, page 24, and Auto-Rebalancing, page 24.

Increasing or Decreasing Basic Insurance Amount

Subject to state approval and to conditions determined by Pruco Life of New Jersey, after the issue of the Contract you may increase the amount of insurance by increasing the basic insurance amount of the Contract. When you do this, you create an additional coverage segment. See Increases in Basic Insurance Amount, page 27.

Subject to certain limitations, you also have the option of decreasing the basic insurance amount of your Contract after the issue of the Contract. See Decreases in Basic Insurance Amount, page 27.

For Contracts with more than one coverage segment, a decrease in basic insurance amount will reduce each coverage segment based on the proportion of the coverage segment amount to the total of all coverage segment amounts in effect just before the change.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the basic insurance amount is either increased or decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 31.

No administrative processing charge is currently being made in connection with either an increase or a decrease in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25. See CHARGES AND EXPENSES, page 15.

Access to Contract Values

A Contract may be surrendered for its cash surrender value (the Contract Fund minus any Contract debt) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets Pruco Life of New Jersey's needs, to a Home Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Home Office. If the Contract is fully surrendered within the first four Contract years and it is not in default, you may be entitled to a return of sales charges. See CHARGES AND EXPENSES, page 15. Surrender of a Contract may have tax consequences. See Surrender of a Contract, page 28, and Tax Treatment of Contract Benefits, page 31.

Under certain circumstances, you may withdraw a part of the Contract's cash surrender value without surrendering the Contract. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Withdrawals, page 29, and Tax Treatment of Contract Benefits, page 31.

Contract Loans


You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default. The maximum loan amount is equal to the sum of (1) 99% of the portion of the cash value, in states where it is approved, otherwise, the loan value at any time is equal to 90% of the cash value. A Contract with the Rider to Add a Fixed Interest Rate Investment Option will have a different loan value. A Contract in default has no loan value. The minimum loan amount you may borrow is $500. See Loans, page 28.

Canceling the Contract ("Free-Look")

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. In general, you will receive a refund of all premium payments made. However, if applicable law permits a market value free-look, you will receive the greater of (1) the Contract Fund plus the amount of any charges that have been deducted or (2) all premium payments made. A Contract returned according to this provision shall be deemed void from the beginning.


                            SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, but may be entirely dependent on the investment performance of the variable investment options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance could cause your Contract to lapse and you could lose your insurance.

The variable investment options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the fixed rate option provides a guaranteed rate of return. For more detail, please see Risks Associated with the Variable Investment Options on page 8 and The Fixed Rate Option on page 15.

Increase in Charges

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life of New Jersey is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life of New Jersey is now charging. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.


Contract Lapse

Each month we determine the value of your Contract Fund. If the Contract Fund is zero or less, the Contract is in default. Your Contract will also be in default if at any time the Contract debt equals or exceeds the Contract Fund.

Should this happen, we will notify you of the payment to prevent your Contract from terminating. See Loans, page 28. Your payment must be received at a Home Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. See LAPSE AND REINSTATEMENT, page31. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits Pre-Death Distributions on page 31.

Risks of Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes. Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance policy could play an important role in helping you to meet the future costs of a child's education. The Contract's Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the funds you need.


The Contract is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.


Risks of Taking Withdrawals

If your Contract meets certain requirements, you may make withdrawals from your Contract's cash surrender value while the Contract is in-force. The amount withdrawn must be at least $500. The withdrawal amount is limited by the requirement that the net cash value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal. There is an administrative processing fee for each withdrawal which is the lesser of:
(a) $25 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 31.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 22. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or death benefit proceeds and may increase the chance that your Contract will lapse. Before making any withdrawal that causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative. See Withdrawals, page 29, and Tax Treatment of Contract Benefits, page 31.

Limitations on Transfers

All or a portion of the amount credited to a variable investment option may be transferred. There is an administrative charge of up to $25 for each transfer made exceeding 12 in any Contract year.

You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Generally, only one transfer from the fixed rate option is permitted during each Contract year. The maximum amount you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and
(b) $2,000.

We may modify your right to make transfers by restricting the number, timing and amount of transfers we find to be disruptive to the investment option or to the disadvantage of other contract owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.

Limitations on Surrender of the Contract

You may surrender your Contract at any time for its cash surrender value while the insured is living. The surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Home Office. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits on page 31.

Risks of Taking a Contract Loan


Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if, at any time, the Contract debt equals or exceeds the Contract Fund. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 31.


Tax Consequences of Buying this Contract


Your Contract is structured to meet the definition of life insurance under
Section 7702 of the Internal Revenue Code. At issue, the Contract owner chooses one of the following definition of life insurance tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. Under the Cash Value Accumulation Test, there is a minimum death benefit to cash value ratio. Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum death benefit to cash value ratio. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance policy. However, your death benefit could be subject to estate taxes. In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans, in excess of premiums paid are treated as ordinary income.


Special rules govern the tax treatment of life insurance policies that meet the federal definition of a modified endowment contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract.

Under current tax law, death benefit payments under modified endowment contracts, like death benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. For more information, see Tax Treatment of Contract Benefits, page 31.

Replacement of the Contract


The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing Contract can be protected by purchasing additional insurance or a supplemental Contract. If you are considering replacing a Contract, you should compare the benefits and costs of supplementing your existing Contract with the benefits and costs of purchasing the Contract described in this prospectus and you should consult with a tax adviser.


                        SUMMARY OF RISKS ASSOCIATED WITH
                         THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of 40 available variable investment options. You may also invest in the fixed rate option. The fixed rate option is the only investment option that offers a guaranteed rate of return. See The Funds, page 9, and The Fixed Rate Option, page 15.

Risks Associated with the Variable Investment Options

Each of the variable investment options is a subaccount of the Pruco Life of New Jersey Variable Appreciable Account. Each subaccount invests in the shares of an open-end management investment company registered under the Investment Company Act of 1940 or a separate investment series of an open-end management investment company (each a "Fund"). Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own investment objective and policies, which are described in the accompanying Fund prospectuses for the portfolios. The income, gains and losses of one Fund generally have no effect on the investment performance of any other. For an additional discussion of the portfolios, please see The Funds on page 9.

We do not promise that the Funds will meet their investment objectives. Amounts you have allocated to the variable investment options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Funds in which the subaccounts invest. You bear the investment risk that the Funds may not meet their investment objectives. A description of each portfolio's investment policies and a comprehensive statement of each Fund's risks may be found in its prospectus. For additional information, please see The Funds on page 9.

Learn More about the Funds

Before allocating amounts to the variable investment options, you should read the Funds' current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks.

   GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

Pruco Life Insurance Company of New Jersey


Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", "we", or "our") is a stock life insurance company, organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York. Pruco Life of New Jersey's principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life of New Jersey Variable Appreciable Account

Pruco Life of New Jersey has established a separate account, the Pruco Life of New Jersey Variable Appreciable Account (the "Account") to hold the assets that are associated with the Contracts. The Account was established on January 13, 1984 under New Jersey law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life of New Jersey's other assets.

Pruco Life of New Jersey is the legal owner of the assets in the Account. Pruco Life of New Jersey will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contract. In addition to these assets, the Account's assets may include funds contributed by Pruco Life of New Jersey to commence operation of the Account and may include accumulations of the charges Pruco Life of New Jersey makes against the Account. From time to time these additional assets will be transferred to Pruco Life of New Jersey's general account. Pruco Life of New Jersey will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account's own investment experience and not the investment experience of Pruco Life of New Jersey's other assets. The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life of New Jersey conducts.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life of New Jersey.

Currently, you may invest in one or a combination of 40 available variable investment options, each of which is a subaccount of the Pruco Life of New Jersey Variable Universal Account. When you choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option. We hold these shares in the subaccount. Pruco Life of New Jersey may add additional variable investment options in the future. The Account's financial statements are available in the Statement of Additional Information to this prospectus.

The Funds


Listed below are the mutual funds (the "Funds") in which the variable investment options invest, their investment objectives, and investment advisers.

Each of the Funds has a separate prospectus that is provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the variable investment option using that Fund. There is no assurance that the investment objectives of the portfolios will be met.


The Prudential Series Fund, Inc. (the "Series Fund"):

o Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in higher grade debt obligations and high quality money market investments.


o Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation.


o Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high yield/high risk debt securities.

o Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.


o Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.


o Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") by investing at least 80% of its investable assets in S&P 500 stocks.


o Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that we believe are undervalued - those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.


o SP Aggressive Growth Asset Allocation Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in large cap equity portfolios, international portfolios, and small/mid cap equity portfolios.

o SP Alliance Large Cap Growth Portfolio: The investment objective is growth of capital. The Portfolio will pursue aggressive investment policies by investing at least 80% of the Portfolio's investable assets in stocks of companies considered to have large capitalizations.

o SP Balanced Asset Allocation Portfolio: The investment objective is to provide a balance between current income and growth of capital. The Portfolio invests primarily in fixed income portfolios, large cap equity portfolios, small/mid cap equity portfolios, and international equity portfolios.

o SP Conservative Asset Allocation Portfolio: The investment objective is to provide current income with low to moderate capital appreciation. The Portfolio invests primarily in fixed income portfolios, large cap equity portfolios, and small/mid cap equity portfolios.

o SP Davis Value Portfolio: The investment objective is growth of capital. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.

o SP Deutsche International Equity Portfolio: The investment objective is to invest for long-term capital appreciation. The Portfolio normally invests at least 80% of its investable assets in the stocks and other equity securities of companies in developed countries outside the United States.


o SP Growth Asset Allocation Portfolio: The investment objective is to provide long-term growth of capital with consideration also given to current income. The Portfolio invests primarily in large-cap equity portfolios, fixed income portfolios, international equity portfolios, and small/mid-cap equity portfolios.

o SP INVESCO Small Company Growth Portfolio: The investment objective is long-term capital growth. The Portfolio normally invests at least 80% of its investable assets in small-capitalization companies - those which are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or below at the time of purchase.

o SP Large Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor's 500" or the Russell 1000).

o SP MFS Capital Opportunities Portfolio: The investment objective is capital appreciation. The Portfolio normally invests at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts for those securities.

o     SP Mid Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth Portfolio):
      The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities, and depositary receipts for those securities.

o SP PIMCO High Yield Portfolio: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio normally invests at least 80% of its investable assets in a diversified portfolio of high yield/high risk securities rated below investment grade, but rated at least B by Moody's Investor Service, Inc. or Standard & Poor's Ratings Group, or, if unrated, determined by Pacific Investment Management Company ("PIMCO") to be of comparable quality.

o SP PIMCO Total Return Portfolio: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio normally invests at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities.


o SP Small/Mid Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in securities of companies with small to medium market capitalizations.


Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential Financial, serves as the overall investment adviser for the Series Fund. PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PI is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Jennison Associates LLC ("Jennison"), also a wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Global Portfolio and the Jennison Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the Equity Portfolio. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc.("PIM"), a wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Conservative Balanced, the Diversified Bond, the Flexible Managed, the High Yield Bond, the Money Market, and the Stock Index Portfolios. PIM's business address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Alliance Capital Management, L.P. ("Alliance") serves as the sub-adviser to the SP Alliance Large Cap Growth Portfolio. Alliance is located at 1345 Avenue of the Americas, New York, New York 10105.

Calamos Asset Management, Inc. ("Calamos") serves as a sub-adviser for a portion of the assets of the SP Mid Cap Growth Portfolio. Calamos, a registered investment advisor, is a wholly-owned subsidiary of Calamos Holdings, Inc. Calamos' address is 1111 E. Warrenville Road, Naperville, Illinois 60563-1463.

Davis Advisors ("Davis") serves as the sub-adviser to the SP Davis Value Portfolio. Davis is located at 2429 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Deutsche Asset Management Investment Services Limited ("DeAMIS"), serves as a sub-adviser to the SP Deutsche International Equity Portfolio. DeAmis is a wholly-owned subsidiary of Deutsche Bank AG. DeAMIS's address is One Applod Street, London, United Kingdom.

Fidelity Management & Research Company ("FMR"), serves as the sub-adviser to the SP Large Cap Value Portfolio and the SP Small/Mid-Cap Value Portfolio. The address of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

GE Asset Management Incorporated ("GEAM"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances GEAM will manage approximately 25% of the Portfolio. GEAM is a wholly-owned subsidiary of General Electric Company. GEAM's business address is 3003 Summer Street, Stamford, Connecticut 06904.

Invesco Funds Group, Inc. ("Invesco') serves as the sub-adviser to the SP Invesco Small Company Growth Portfolio. Invesco is located at 4350 South Monaco Street, Denver, Colorado 80237.

Massachusetts Financial Services Company ("MFS"), serves as the sub-adviser for the SP MFS Capital Opportunities Portfolio and the SP Mid Cap Growth Portfolio. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services

Holdings, Inc., which in turn is an indirect wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

Pacific Investment Management Company LLC ("PIMCO") serves as the sub-adviser for the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio. PIMCO is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. PIMCO's principal business address is 840 Newport Center Drive, Newport Beach, California 92660.

Salomon Brothers Asset Management, Inc. ("Salomon"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. Salomon is a part of the global asset management arm of Citigroup, Inc. which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc. Salomon's address is 125 Broad Street, New York, New York 10004.

The SP Aggressive Growth Asset Allocation Portfolio, the SP Balanced Asset Allocation Portfolio, the SP Conservative Asset Allocation Portfolio, and the SP Growth Asset Allocation Portfolio, each invests only in shares of other underlying Fund portfolios, which are managed by the advisers of those portfolios.

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each sub-adviser out of the fee that PI receives from the Series Fund.

AIM Variable Insurance Funds:

o AIM V.I. Premier Equity Fund - Series I shares. Seeks long-term growth of capital. Income is a secondary objective. The portfolio normally invests at least 80% of its net assets in equity securities judged by the fund's investment adviser to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally.

A I M Advisors, Inc. ("AIM") is the investment adviser for the fund. The principal business address for AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

American Century Variable Portfolios, Inc.:

o American Century VP Income & Growth Fund. Seeks capital growth by investing primarily in common stocks. Income as a secondary objective. The Fund seeks to achieve its objective by investing primarily from the largest 1,500 publicly traded U.S. companies.

o American Century VP Value Fund. Seeks long-term capital growth with income as a secondary objective. The Fund seeks to achieve its objective by investing primarily in equity securities of companies that are believed by management to be undervalued at the time of purchase.

American Century Investment Management, Inc. ("ACIM") is the investment adviser for this fund. ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

Dreyfus Investment Portfolios:

o MidCap Stock Portfolio. Seeks to achieve investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard and Poor's MidCap 400" Index. The portfolio normally invests at least 80% of its assets in mid-size companies.

Dreyfus Variable Investment Fund:

o Developing Leaders Portfolio (formerly Small Cap Portfolio). Seeks to maximize capital appreciation. The Portfolio invests primarily in small-cap companies which are companies with total market values of less than $2 billion at the time of purchase.

The Dreyfus Corporation ("Dreyfus") is the investment adviser to each of the above mentioned portfolios. The principal distributor of the portfolios is Dreyfus Services Corporation ("DSC"). Dreyfus' and DSC's principal business address is 200 Park Avenue, New York, New York 10166.

Franklin Templeton Variable Insurance Products Trust:

o Franklin Small Cap Fund - Class 2. Seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in the equity securities of U.S. small capitalization (small cap) companies.

Franklin Advisers, Inc. (Advisers) is the Fund's investment manager. The principal business address for Franklin Advisers, Inc. is 777 Mariners Island Boulevard, San Mateo, California 94403-7777.

Goldman Sachs Variable Insurance Trust (VIT):

o CORE(SM) Small Cap Equity Fund. Seeks long-term growth of capital. The Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in a broadly diversified portfolio of equity investments in small-cap U.S. issuers within the range of the market capitalization of companies constituting the Russell 2000 Index at the time of investment.

Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the CORE" Small Cap Equity Fund. GSAM's principal business address is 32 Old Slip, New York, New York 10005.

INVESCO Variable Investment Funds, Inc.:

o VIF - Technology Fund. Seeks capital appreciation. The Fund normally invests at least 80% of its assets in the equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, various applied technologies, hardware, software, semiconductors, telecommunications equipment and service-related companies in information technology.

o VIF - Utilities Fund. Seeks capital growth and current income. The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in utilities-related industries. These include, but are not limited to, companies that produce generate, transmit, or distribute natural gas or electricity, as well as companies that provide telecommunications services including local, long distance and wireless.

INVESCO Funds Group, Inc. ("INVESCO") serves as the investment adviser and principal underwriter of each of the above-mentioned funds. INVESCO's principal business address is 4350 South Monaco Street, Denver, Colorado 80237.

Janus Aspen Series:

o Balanced Portfolio - Service Shares. Seeks long-term growth of capital, consistent with preservation of capital, and balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

o Growth Portfolio - Institutional Shares. Seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio normally invests in common stocks of larger, more established companies.

o International Growth Portfolio - Service Shares. Seeks long-term growth of capital. The Portfolio normally invests 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.

o Mid Cap Growth Portfolio - Service Shares (formerly Aggressive Growth Portfolio). Seeks long-term growth of capital. The Portfolio normally invests at least 80% of its net assets in equity securities of mid-sized companies whose market capitalizations fall, at the time of purchase, in the 12-month average of the capitalization ranges of the Russell Mid Cap Growth Index.

Janus Capital Management LLC ("Janus Capital") is the investment adviser and is responsible for the day-to-day management of the portfolio and other business affairs of the portfolio. Janus Capital Management LLC's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

MFS Variable Insurance Trust(SM):

o Emerging Growth Series. Seeks long-term growth of capital. The Series invests at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts of those securities, of emerging growth companies.

Massachusetts Financial Services Company ("MFS") is the investment adviser to this MFS Series. The principal business address for MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Oppenheimer Variable Account Funds:

o Aggressive Growth Fund/VA (Service Shares). Seeks capital appreciation by investing in "growth type" companies. The Fund invests primarily is stocks of mid-cap companies.

OppenheimerFunds, Inc. is the investment manager for this Fund. The principal business address for OppenheimerFunds, Inc. is 498 Seventh Avenue, 10th Floor, New York, New York 10018.

T. Rowe Price International Series, Inc.:

o International Stock Portfolio. Seeks long-term growth of capital. The Portfolio invests primarily in common stocks of established companies outside the United States. Normally, at least 80% of the fund's net assets will be invested in stocks.


T. Rowe Price International, Inc. is the investment manager for this fund. The principal business address for T. Rowe Price International, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.

The investment advisers for the Funds charge a daily investment management fee as compensation for their services. These fees are more fully described in the prospectus for each Fund.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual funds. Although neither of the companies that invest in the Funds nor the Funds currently foresee any such disadvantage, the Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

      (1)   changes in state insurance law;

      (2)   changes in federal income tax law;

      (3)   changes in the investment management of any portfolio of the Funds;
            or

      (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.


A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.


An affiliate of each of the Funds may compensate Pruco Life of New Jersey based upon an annual percentage of the average assets held in the Fund by Pruco Life of New Jersey under the Contracts. These percentages may vary by Fund and/or Portfolio, and reflect administrative and other services we provide.

Voting Rights

We are the legal owner of the shares of the mutual funds associated with the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal or state regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life of New Jersey to vote shares of the Funds in its own right, it may elect to do so.

Pruco Life of New Jersey may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of a Fund's portfolios, or to approve or disapprove an investment advisory contract for a Fund. In addition, Pruco Life of New Jersey itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Fund's portfolios, provided that Pruco Life of New Jersey reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life of New Jersey does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

Substitution of Funds

We may substitute one or more of the mutual funds used by the variable investment options. We may also cease to allow investments in existing funds. We do this only if events such as investment policy changes or tax law changes make the mutual fund unsuitable. We would not do this without the approval of the Securities and Exchange Commission and necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Pruco Life of New Jersey has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

If your policy includes the Rider to Add a Fixed Interest Rate Investment Option, you may choose to invest, initially or by transfer, all or part of your Contract Fund to a fixed rate option. This amount becomes part of Pruco Life of New Jersey's general account. The general account consists of all assets owned by Pruco Life of New Jersey other than those in the Account and in other separate accounts that have been or may be established by Pruco Life of New Jersey. Subject to applicable law, Pruco Life of New Jersey has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life of New Jersey guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Pruco Life of New Jersey declares periodically, but not less than an effective annual rate of 3%. Pruco Life of New Jersey is not obligated to credit interest at a rate higher than an effective annual rate of 3%, although we may do so.

Transfers into and out of the fixed rate option are subject to strict limits. See Transfers, page 23. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds are Paid, page 24.
                              CHARGES AND EXPENSES

The total amount invested at any time in the Contract Fund consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans, page 28. Most charges, although not all, are made by reducing the Contract Fund.

Charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will be set at one rate for all contracts like this one. Changes in other factors will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the charts beginning on page 1.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life of New Jersey is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life of New Jersey is now charging. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Sales Load Charges

We will deduct a charge for sales expenses. This charge, often called a "sales load", is deducted to compensate us for the cost of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature. A portion of the sales load may be returned to you if the Contract is surrendered during the first four Contract years. See Return of Sales Charges, below.

The amount used to determine the charge for sales expenses is called the "segment allocation amount" in your Contract. It may also be referred to as the Target Premium. Target Premiums vary by the age, sex (except where unisex rates apply), smoking status, and rating class of the insured and will drop to zero after 10 years. Each coverage segment has its own Target Premium. Target Premiums for each coverage segment are shown in the Segment Table located in your Contract data pages.

For the first 10 years of each coverage segment we charge up to 15% of premiums received each year up to the Target Premium and up to 2% on any excess. In years 11 and later of each coverage segment, we charge up to 2% of premiums received. Currently, for Contracts issued on September 30, 2002 and later, for each coverage segment, we charge 7 1/2% of premiums received up to the Target Premium and 1 1/2% of any excess for the first four years of the coverage segment, 1% of premiums received up to the Target Premium and 1/2% of any excess for the next three years of the coverage segment and 0% of premiums received in all subsequent years of the coverage segment. For Contracts with a Contract date prior to September 30, 2002, for each coverage segment, we charge 13 1/2% of premiums received up to the Target Premium and 2% of any excess for the first seven years (10 years, for Contracts dated prior to June 29, 2001) of the coverage segment and 2% of premiums received in all subsequent years of the coverage segment. For information on determining the sales expense charge if there are two or more coverage segments in effect, see Increases in Basic Insurance Amount, page 26.

Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits, page 31.

Return of Sales Charges

If the Contract is fully surrendered within the first four Contract years and it is not in default, Pruco Life of New Jersey will return 50% of any sales charges deducted from premiums paid within 24 months prior to the date Pruco Life of New Jersey receives the surrender request at a Home Office.

Cost of Insurance

We deduct, monthly, a cost of insurance ("COI") charge proportionately from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables Pruco Life of New Jersey to pay this larger death benefit. The maximum COI charge is determined by multiplying the amount by which the Contract's death benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.


The net amount at risk is affected by factors such as: investment performance, premium payments, charges, and simplified underwriting. For example, if we are using simplified underwriting, which would cause a healthy individual to pay more than a substantially similar policy using a different underwriting method, the COI rates are higher for healthy individuals under this underwriting method than a similar policy using a different underwriting method. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current attained age, sex (except where unisex rates apply), smoker/non-smoker status, and extra rating class, if any. At most ages, Pruco Life of New Jersey's current COI rates are lower than the maximum rates. Current COI charges range from $0 to $83.34 per $1,000 of net amount at risk. For information regarding COI charges where there are two or more coverage segments in effect, see Increases in Basic Insurance Amount, page 26.

Taxes Attributable to Premiums

We reserve the right to charge up to 7.5% for taxes attributable to premiums. For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life of New Jersey.


This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.


The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium and is Pruco Life of New Jersey's estimate of the average burden of state taxes generally. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5%. The rate applies uniformly to all Contract owners without regard to state of residence. Pruco Life of New Jersey may collect more for this charge than it actually pays for state and local premium taxes.

The second part is for federal income taxes measured by premiums, and it is currently equal to 1.25% of premiums. We believe that this charge is a reasonable estimate of an increase in Pruco Life of New Jersey's federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax.

Under current law, Pruco Life of New Jersey may incur state and local taxes (in addition to premium taxes) in either state. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Pruco Life of New Jersey that are attributable to the Account may result in a corresponding charge against the Account.

Monthly Deductions from the Contract Fund


Pruco Life of New Jersey deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s] or you may select up to two variable investment options from which we deduct your Contract's monthly charges. See Allocated Charges, page 18.


(a) An administrative charge based on the basic insurance amount is deducted. The charge is intended to compensate us for things like processing claims, keeping records and communicating with Contract owners. Pruco Life of New Jersey may charge up to $10 per Contract plus $0.05 per $1000 of basic insurance amount each month. For Contracts dated on and after September 30, 2002, we currently charge a monthly amount equal to $10 plus $0.05 per $1,000 of basic insurance amount each month for the first 15 years, and $10 per month thereafter. For Contracts issued prior to September 30, 2002, we charge $10 per month in all years.

For example, a Contract issued on or after September 30, 2002, with a basic insurance amount of $100,000 would currently have a charge equal to $10 plus $5 for a total of $15 per month for the first 15 years, and $10 per month thereafter.

(b) You may add a Target Term Rider to the Contract. If you add this rider to the basic Contract, we may charge up to $0.05 per $1000 of TTR coverage amount each month.

(c) If an insured is in a substandard risk classification (for example, a person in a hazardous occupation), additional charges will be deducted.

(d) A charge may be deducted to cover federal, state, or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Account. At present, no such charges are imposed and no charge is made.

      The earnings of the Account are taxed as part of the operations of Pruco Life of New Jersey. Currently, no charge is being made to the Account for Pruco Life of New Jersey's federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See Taxes Attributable to Premiums, above. Pruco Life of New Jersey periodically reviews the question of a charge to the Account for Company federal income taxes. We may make such a charge in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options


Each day we deduct a charge from the assets of each of the variable investment options in an amount equivalent to an effective annual rate of up to 0.5%. Currently, we charge 0.2%. This charge is intended to compensate Pruco Life of New Jersey for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than Pruco Life of New Jersey estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life of New Jersey estimated in fixing its administrative charges. This charge is not assessed against amounts allocated to the fixed rate option.

Transaction Charges

(a) We currently charge an administrative processing fee equal to the lesser of $25 or 2% of the withdrawal amount in connection with each withdrawal.

(b) We currently do not charge an administrative processing fee in connection with a change in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25 for any change in basic insurance amount.


(c) We will charge an administrative processing fee of $25 for each transfer exceeding 12 in any Contract year.


(d) We may charge an administrative processing fee of up to $25 for any change in the Target Term Rider coverage amount for Contracts with this rider.

Allocated Charges


You may choose from which variable investment option(s) we deduct your Contract's monthly charges. Monthly charges include: (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification. You may select up to two variable investment options for the allocation of monthly charges. Allocations must be designated in whole percentages. For example, 33% can be selected but 33"% cannot. Of course, the total allocation to the selected variable investment options must equal 100%. The fixed rate option is not available as an allocation option. See Monthly Deductions from the Contract Fund, page 17.


If there are insufficient funds in one or both of the selected variable investment options to cover the monthly charges, the selected variable investment option(s) will be reduced to zero. Any remaining charge will be deducted from all other variable investment options and the fixed rate option proportionately to the dollar amount in each. Furthermore, if you do not specify an allocation of monthly charges, we will deduct monthly charges proportionately from your variable investment options and the fixed rate option.

Reduction of Charges

We reserve the right to reduce the sales charges and/or other charges on certain multiple life sales, where it is expected that the amount or nature of such multiple sales will result in savings of sales, administrative or other costs. We determine both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

      (1)   the number of individuals;

      (2) the total amount of premium payments expected to be received from these Contracts;

      (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts;

      (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that costs will be reduced; and

      (5) any other circumstances which we believe to be relevant in determining whether reduced costs may be expected.

Some of the reductions in charges for these sales may be contractually guaranteed. We may withdraw or modify other reductions on a uniform basis. Our reductions in charges for these Contracts will not be unfairly discriminatory to the interests of any Contract owners.

Portfolio Charges

Charges deducted from, and expenses paid out of, the assets of the Funds as described in the Fund prospectuses.

Rider Charges


Target Term Rider We deduct monthly for this rider, which provides a flexible term insurance benefit to attained age 100 on the life of the insured. For Contracts dated on and after September 30, 2002, we currently charge a monthly amount equal to $10 plus $0.05 per $1,000 of basic insurance amount each month for the first 15 years, and $10 per month thereafter. For Contracts issued prior to September 30, 2002, we charge $10 per month in all years.


                    PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Unless a different owner is named in the application, the Contract owner is the insured. If a different Contract owner is named, we will show that Contract owner in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date you signed the request.


While the insured is living, the Contract owner alone is entitled to any Contract benefit and value, and to the exercise of any right and privilege granted by the Contract or by us. For example, the Contract owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.


Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request in a form that meets our needs. We may ask you to send us the contract to be endorsed. If we receive your request, and the contract if we ask for it, we will file and record the change and it will take effect as of the date you signed the request. But if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. Any beneficiary's interest is subject to the rights of any assignee we know of. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

                        OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life of New Jersey's consent. Pruco Life of New Jersey assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured's lifetime for two years from the issue date, except for non-payment of enough premium to pay the required charges and when any change is made in the Contract that requires Pruco Life of New Jersey's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, Pruco Life of New Jersey will adjust the death benefits payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options

The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Pruco Life of New Jersey and Prudential have entered into an agreement under which Prudential furnishes Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential's Alliance Account. Pruco Life of New Jersey transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes an individual account within its Alliance Account in the name of the beneficiary and makes all payments necessary to satisfy such obligations. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and Pruco Life of New Jersey will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the basic insurance amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

Exchange Right


In the state of New York, you have the right to exchange the Contract for a fixed benefit insurance plan issued by The Prudential Insurance Company of America on the insured's life. Such an exchange may be permitted within the first two Contract years after a Contract is issued, so long as the Contract is not in default. This is a general account Contract with guaranteed minimum values. No evidence of insurability will be required to make an exchange. The new Contract will have the same issue date and risk classification for the insured as the original Contract. The exchange may be subject to an equitable adjustment in premiums and values, and a payment may be required. You may wish to obtain tax advice before affecting such an exchange.


Option to Exchange Insured

Pruco Life of New Jersey will permit a Contract owner to exchange a contract for a new contract on the life of a new insured. Upon the exchange, the original contract ends and the cash value (not including any return of sales charges) is moved to the new contract without subjecting it to new sales charges and the portion of the charge for taxes attributable to premiums for state and local premium taxes. See CHARGES AND EXPENSES, page 15. We will, however, report this as a taxable surrender of your original Contract, which means that you will be subject to income tax to the extent of any gain in the Contract and that we will withhold applicable federal income taxes. Also, the cash value moved to the new Contract will be considered new premium, which may cause your Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 31.

                                     RIDERS

Contract owners may be able to obtain extra benefits which may involve an extra charge. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to riders will be deducted from the Contract Fund on each Monthly date.

Rider to Add a Fixed Interest Rate Investment Option

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Pruco Life of New Jersey has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

The fixed rate option is not available on all Contracts. Currently, if your basic insurance amount and Target Term Rider coverage amount on all Contracts you own combined is equal to or less than $200 million the Rider to Add a Fixed Interest Rate Investment Option would be available to you. Rules for allowing the fixed rate option are defined by Pruco Life of New Jersey and applied in a non-discriminatory way. Pruco Life of New Jersey may change these limits in the future. If your Contract includes the Rider to Add a Fixed Interest Rate Investment Option, you may choose to invest, either initially or by transfer, a portion to the fixed rate option with our consent. This amount becomes part of Pruco Life of New Jersey's general account. The general account consists of all assets owned by Pruco Life of New Jersey other than those in the Account and in other separate accounts that have been or may be established by Pruco Life of New Jersey. Subject to applicable law, Pruco Life of New Jersey has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life of New Jersey guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Pruco Life of New Jersey declares periodically, but not less than an effective annual rate of 3%. Pruco Life of New Jersey is not obligated to credit interest at a rate higher than an effective annual rate of 3%, although we may do so.

Transfers into and out of the fixed rate option are subject to strict limits. See Transfers, page 23. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds are Paid, page 24.

Target Term Rider


The Target Term Rider provides a flexible term insurance benefit to attained age 100 on the life of the insured. You specify the amount of term rider coverage you desire. This amount is called the rider coverage amount and is the maximum death benefit payable under the rider. The sum of the base Contract's basic insurance amount and the rider coverage amount equals the target coverage amount. The Rider death benefit fluctuates as the base Contract's death benefit changes, as described below. See Tax Treatment of Contract Benefits, page 31.

The rider death benefit flucuates as the base Contract's death benefit changes. When the Contract Fund has not grown to the point where the base Contract's death benefit is increased to satisfy the Internal Revenue Code's definition of life insurance, the rider death benefit equals the rider coverage amount. However, if the Contract Fund has grown to the point where the base Contract's death benefit begins to vary as required by the Internal Revenue Code's definition of life insurance, the rider's death benefit will decrease (or increase) dollar for dollar as the base Contract's death benefit increases (or decreases). The rider death benefit will never increase beyond the rider coverage amount. It is possible, however, for the Contract Fund and, consequently, the base Contract's death benefit to grow to the point where the rider death benefit is reduced to zero. In addition, you may change the rider coverage amount once each Contract year while the rider is in-force.


         $500,000 Basic Insurance Amount and $500,000 Target Term Rider
                              Type A Death Benefit

                              [LINE CHART OMITTED]


You should consider the following factors when purchasing a Contract with a Target Term Rider:


      1. The sales expense charge for a Contract with a Target Term Rider is less than that for an all base policy with the same death benefit. This is because the sales expense charge is based on the Target Premium (referred to as "segment allocation amount" in your Contract) of the Contract's basic insurance amount (BIA) only. For example, consider two identical $1,000,000 policies; the first with a $1,000,000 BIA and the other with a $500,000 BIA and $500,000 of rider coverage amount. The sales expense charge for the first policy will be based on the Target Premium of a $1,000,000 BIA while the sales expense charge for the second policy will be based on the Target Premium of a $500,000 BIA only. See CHARGES AND EXPENSES, page 15.

      2. The current Cost of Insurance (COI) is different for the basic insurance amount and for the rider coverage amount. Cost of Insurance is determined by multiplying the COI rates by the Contract's "net amount at risk." The "net amount at risk" is the amount by which the Contract's death benefit exceeds the Contract Fund. The COI rates for both the basic insurance amount and the Target Term Rider will increase annually. However, current COI rates for the Target Term Rider are less than the current rates for the basic insurance amount death benefit for the first ten years, but are greater thereafter.

      3. You may increase or decrease both your basic insurance amount and rider coverage amount after issue subject to the underwriting requirements determined by Pruco Life of New Jersey. See Increases in Basic Insurance Amount, page 26 and Decreases in Basic Insurance Amount, page 26. Increasing your basic insurance amount after issue increases your sales expense charges on any premiums paid after the effective date of the increase for that portion of the premium allocated to the new coverage segment.

      4. The amount and timing of premium payments, loans, and withdrawals you make under the Contract and your choice of definition of life insurance test (see Tax Treatment of Contract Benefits, page 31) will all be factors in determining the relative performance of a Contract with and without a Target Term Rider.

      5. Investment experience will be a factor in determining the relative performance of a Contract with and without a Target Term Rider.


The five factors outlined above can have opposite effects on the financial performance of a Contract, including the amount of the Contract's cash value and death benefit. It is important that you ask your Pruco Life of New Jersey representative to provide illustrations based on different combinations of all of the above. You can then discuss with your Pruco Life of New Jersey representative how these combinations may address your objectives.


                     REQUIREMENTS FOR ISSUANCE OF A CONTRACT

Generally, the Contract may be issued on insureds between the ages of 20 and 75 for fully underwritten Contracts and between the ages of 20 and 64 for simplified and guaranteed issue Contracts. In its discretion, Pruco Life of New Jersey may issue the Contract on insureds of other ages.

Pruco Life of New Jersey offers the Contract on a fully underwritten, simplified issue, and guaranteed issue basis. Fully underwritten Contracts require individualized evidence of the insured's insurability and rating class. Simplified issue Contracts reflect underwriting risk factors related to the issue of the Contract as one of several Contracts requiring some medical underwriting of the proposed insureds. Conversely, guaranteed issue Contracts are issued with minimal underwriting but may only be issued in certain circumstances on associated individuals, such as employees of a company who meet criteria established by Pruco Life of New Jersey.

Pruco Life of New Jersey sets minimum face amounts that it offers. The minimum face amount offered may depend on whether the Contract is issued on a fully underwritten, simplified issue or guaranteed issue basis. Currently, the minimum total face amount (basic insurance amount plus any Target Term Rider coverage amount combined) that can be applied for is $100,000 for fully underwritten and simplified issue underwritten Contracts. Contracts underwritten on a guaranteed issue basis may have a lower minimum total face amount. If the Target Term Rider is added to the Contract, neither the basic insurance amount nor the rider coverage amount can be less than $5,000. See RIDERS, page 20. Pruco Life of New Jersey may reduce the minimum face amounts of the Contracts it will issue. Furthermore, the Contract owner may establish a schedule under which the basic insurance amount increases on designated Contract anniversaries. See Increases in Basic Insurance Amount, page 26.

                                    PREMIUMS

Minimum Initial Premium

The Contract is a flexible premium contract. The minimum initial premium is due on or before the Contract date. It is the premium needed to start the Contract. The minimum initial premium is equal to 9% of the Target Premium. There is no insurance under the Contract unless the minimum initial premium is paid. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.


We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date. We reserve the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options. Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest. If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 31.

Generally, your initial net premium is applied to your Contract as of the Contract date. If we do not receive your initial premium before the Contract date, we apply the initial premium to your Contract as of the end of the valuation period in which it is received in Good Order at a Home Office.


We can bill your subsequent premium payments, for the amount you select, annually, semi-annually, quarterly or monthly. Because the Contract is a flexible premium contract, there are no premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in-force if the Contract Fund is greater than zero and more than any Contract debt. When you apply for the Contract, you should discuss with your Pruco Life of New Jersey representative how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums


On the Contract date, we deduct the charge for sales expenses and the charge for taxes attributable to premiums from the initial premium and the first monthly deductions are made. The remainder of the initial premium and any other net premium received in Good Order during the short-term cancellation right ("free-look") period, will be allocated to the Money Market investment option as of the later of the Contract date and the end of the valuation period in which it is received in Good Order at a Home Office. At the end of the "free-look" period, these funds will be transferred out of the Money Market investment option and allocated among the variable investment options and/or the fixed rate option according to your desired allocation, as specified in the application form. The transfer from the Money Market investment option immediately following the "free-look" period will not be counted as one of your 12 free transfers described under Transfers, below. If the first premium is received before the Contract date, there will be a period during which the Contract owner's initial premium will not be invested.

The charge for sales expenses and the charge for taxes attributable to premiums also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the valuation period in which it is received in Good Order at a Home Office, in accordance with the allocation you previously designated. The "valuation period" means the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the variable investment options are calculated, which is generally 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.


Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33% cannot. Of course, the total allocation to all selected investment options must equal 100%. The percentage of premium that is allocated to the fixed rate option, if available, can not exceed 25%. Pruco Life of New Jersey may change this limit in the future.

Transfers

You may, up to 12 times each Contract year, transfer amounts among the variable investment options or to the fixed rate option (if your Contract includes the Rider to add a Fixed Interest Rate Investment Option) without charge. Additional transfers may be made during each Contract year, but only with our consent. All or a portion of the amount credited to a variable investment option may be transferred. Transfers into and out of the fixed rate option are subject to strict limits as described later in this section. There is no administrative charge for the first 12 transfers per Contract year among investment options. There is an administrative charge of up to $25 for each transfer after the first 12 transfers per Contract year. Transfers will not be made until the end of the "free-look" period.


Transfers among variable investment options will take effect as of the end of the valuation period in which a transfer request is received in Good Order at a Home Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one variable investment option to another, or may be in terms of a percentage reallocation among variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer

System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. See Assignment, page 19.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life of New Jersey cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.


Only one transfer from the fixed rate option will be permitted during each Contract year. The maximum amount per Contract which may be transferred out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and (b) $2,000. For transfers into the fixed rate option, the amount being transferred in may not cause the fixed rate option to exceed 25% of the Contract Fund. Pruco Life of New Jersey may change these limits in the future. We may waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the investment option or to the disadvantage of other Contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We also reserve the right to price a transfer on the business day after the business day on which the transfer request was received, and to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract owner. If we exercise this right at the time of a transfer request, we will immediately notify you.


Dollar Cost Averaging

We are currently offering a feature called Dollar Cost Averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other variable investment options available under the Contract, excluding the fixed rate option. You may choose to have periodic transfers made monthly or quarterly. DCA transfers will not begin until the end of the "free-look" period.

Each automatic transfer will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance variable investment option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of variable investment options X and Y is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocation percentages. Auto-Rebalancing is not available until the end of the "free-look" period.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. The fixed rate option cannot participate in this administrative procedure. Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.

                                 DEATH BENEFITS

Contract Date


There is no insurance under this Contract until the minimum initial premium is paid. If the minimum initial premium is received before the Contract is issued, the premium will be applied as of the Contract date. If a medical examination is required, the Contract date will ordinarily be the date the examination is completed. If the minimum initial premium is received on or after the Contract date, it will be applied as of the date of receipt in Good Order at a Home Office. Under certain circumstances, we may allow the Contract to be backdated for the purpose of lowering the insured's issue age, but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is backdated, we will credit the initial premium as of the date of receipt in Good Order at a Home Office and will deduct any charges due on or before that date.


When Proceeds Are Paid

Pruco Life of New Jersey will generally pay any death benefit, cash value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Home Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Pruco Life of New Jersey may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed rate option, Pruco Life of New Jersey expects to pay the cash surrender value promptly upon request. However, Pruco Life of New Jersey has the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). Pruco Life of New Jersey will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

Types of Death Benefit


You may select from three types of death benefit at issue. Generally, a Contract with a Type A (fixed) death benefit has a death benefit equal to the basic insurance amount. This type of death benefit does not vary with the investment performance of the investment options you selected, except where the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where Pruco Life of New Jersey increases the death benefit to ensure that the Contract will satisfy the Internal Revenue Service's definition of life insurance. The payment of additional premiums and favorable investment results of the variable investment options to which the assets are allocated will generally increase the cash value and decrease the net amount at risk and result in lower charges. See How a Contract's Surrender Value Will Vary, page 28.

A Contract with a Type B (variable) death benefit has a death benefit which will generally equal the basic insurance amount plus the Contract Fund. Since the Contract Fund is a part of the death benefit, favorable investment performance and payment of additional premiums generally result in an increase in the death benefit as well as in the cash value. Over time, however, the increase in the cash value will be less than under a Type A (fixed) Contract. This is because, given two Contracts with the same basic insurance amount and equal Contract Funds, generally the cost of insurance charge for a Type B (variable) Contract will be greater due to a greater net amount at risk. Unfavorable investment performance will result in decreases in the death benefit and in the cash value. However, as long as the Contract is not in default, the death benefit may not fall below the basic insurance amount stated in the Contract. See How a Contract's Surrender Value Will Vary, page 28.

A Contract with a Type C (return of premium) death benefit has a death benefit which will generally equal the basic insurance amount plus the total premiums paid into the Contract less withdrawals, accumulated at an interest rate (between 0% and 8%; in 1/2% increments) chosen by the Contract owner to the date of death. This death benefit allows the Contract owner, in effect, to recover the cost of the Contract, plus a predetermined rate of return, upon the death of the insured. Under certain circumstances, it is possible for a Type C Contract's death benefit to fall below the basic insurance amount. Favorable investment performance and payment of additional premiums will generally increase the Contract's cash value. Over time, however, the increase in cash value will be less than under a Type A (fixed) Contract due to a greater net amount at risk and higher cost of insurance charges. See How a Contract's Surrender Value Will Vary, page 28.

In choosing a death benefit type, you should also consider whether you intend to use the withdrawal feature. Contract owners of Type A (fixed) Contracts should note that any withdrawal may result in a reduction of the basic insurance amount. We will not allow you to make a withdrawal that will decrease the basic insurance amount below the minimum basic insurance amount. For Type B (variable) and Type C (return of premium) Contracts, withdrawals will not change the basic insurance amount. See Withdrawals, page 29. The way in which the surrender values and death benefits will change depends significantly upon the investment results that are actually achieved.


Changing the Type of Death Benefit


You may change the type of death benefit any time after issue and subject to Pruco Life of New Jersey's approval. We will increase or decrease the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change. The basic insurance amount after a change may not be lower than the minimum basic insurance amount applicable to the Contract. In addition, the sum of the basic insurance amount and the Target Term Rider amount must equal or exceed the minimum allowable total face amount of your Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 22. We reserve the right to make an administrative processing charge of up to $25 for any change in the basic insurance amount, although we do not currently do so.


If you are changing your Contract's type of death benefit from a Type A (fixed) to a Type B (variable) death benefit, we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place.


If you are changing from a Type A (fixed) to a Type C (return of premium) death benefit, we will change the basic insurance amount by subtracting the total premiums paid on this Contract minus total withdrawals on the date the change takes effect. This change is only available to Contracts which were issued with a Type C death benefit and subsequently changed to a Type A death benefit.


If you are changing from a Type B (variable) to a Type A (fixed) death benefit, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type B (variable) to a Type C (return of premium) death benefit, we first find the difference between: (1) the amount in your Contract Fund and (2) the total premiums paid on this Contract minus total withdrawals, determined on the date the change takes effect. If (1) is larger than (2), we will increase the basic insurance amount by that difference. If (2) is larger than (1), we will reduce the basic insurance amount by that difference.

If you are changing from a Type C (return of premium) to a Type A (fixed) death benefit, we will change the basic insurance amount by adding the total premiums paid minus total withdrawals to this Contract both accumulated with interest at the rate(s) chosen by the Contract owner on the date the change takes place.

If you are changing from a Type C (return of premium) to a Type B (variable) death benefit, we first find the difference between: (1) the Contract Fund and
(2) the total premiums paid minus total withdrawals to this Contract both accumulated with interest at the rate(s) chosen by the Contract owner as of the date the change takes place. If (2) is larger than (1), we will increase the basic insurance amount by that difference. If (1) is larger than (2), we will reduce the basic insurance amount by that difference.

The following chart illustrates the changes in basic insurance amount with each change of death benefit type described above. The chart assumes a $50,000 Contract Fund and a $300,000 death benefit. For changes to and from a Type C death benefit, the chart assumes $40,000 in total premiums minus total withdrawals and the rate chosen to accumulate premiums is 0%.

                  ----------------------------------------------
                             Basic Insurance Amount
                  ----------------------------------------------
                    FROM                          TO
                  ----------------------------------------------
                   Type A              Type B            Type C
                  $300,000            $250,000          $260,000
                  ----------------------------------------------
                   Type B              Type A            Type C
                  $250,000            $300,000          $260,000
                  ----------------------------------------------
                   Type C              Type A            Type B
                  $260,000            $300,000          $250,000
                  ----------------------------------------------

To request a change, fill out an application for change which can be obtained from your Pruco Life of New Jersey representative or a Home Office. If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract data pages. We may require you to send us your Contract before making the change.

Increases in Basic Insurance Amount

Subject to state approval and subject to the underwriting requirements determined by Pruco Life of New Jersey, you may increase the amount of insurance by increasing the basic insurance amount of the Contract. We will allow up to 98 increases during the life of the Contract. The following conditions must be met:

      (1) you must ask for the change in a form that meets Pruco Life of New Jersey's needs;

      (2) the amount of the increase must be at least equal to the minimum increase in basic insurance amount shown under Contract Limitations in your Contract data pages;

      (3)   you must prove to us that the insured is insurable for any increase;

      (4)   the Contract must not be in default; and

      (5) if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. No administrative processing charge is currently being made in connection with an increase in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25.

Furthermore, you may establish a schedule under which the basic insurance amount increases on designated Contract anniversaries. The schedule of increases must meet the following conditions:

      (1) The amount of each scheduled increase must be at least equal to the minimum increase in basic insurance amount shown under Contract Limitations in your Contract data pages.

      (2)   The amount of each scheduled increase cannot exceed:

            (a) 20% of the underwritten death benefit (at issue, the underwritten death benefit is equal to the face amount on the Contract date) for increases scheduled to take place at attained ages up to and including 65; or

            (b) 10% of the underwritten death benefit for increases scheduled to take place at attained ages from 66 up to and including 70.

      (3)   Increases cannot be scheduled to take place after attained age 70.

      (4) The total face amount including scheduled increases can never exceed 4 times the underwritten death benefit for fully underwritten Contracts or 2 times the underwritten death benefit for Contracts issued on a simplified issue or guaranteed issue basis.

These are our current guidelines. We reserve the right to change these conditions.

For sales load purposes, the Target Premium (referred to as "segment allocation amount" in your Contract) is calculated separately for each coverage segment. When premiums are paid, each premium payment is allocated to each coverage segment based on the proportion of its Target Premium to the total of all Target Premiums currently in effect. For Contracts with a Contract date prior to September 30, 2002, the sales load charge for each coverage segment is equal to 13 1/2% of the allocated premium paid in each Contract year up to the Target Premium and 2% on any excess. Currently, for Contracts issued on September 30, 2002 and later, for each coverage segment, we charge 7 1/2% of premiums received up to the Target Premium and 1 1/2% of any excess for the first four years of the coverage segment, 1% of premiums received up to the Target Premium and 1/2% of any excess for the next three years of the coverage segment and 0% of premiums received in all subsequent years of the coverage segment. See CHARGES AND EXPENSES, page 15.


The COI rates for a coverage segment representing an increase in basic insurance amount are based upon 1980 CSO Mortality Tables, the age at the effective date of the increase and the number of years since then, total basic insurance amount, sex (except where unisex rates apply), underwriting class, smoker/nonsmoker status, and extra rating class, if any. The net amount at risk for the whole Contract (the death benefit minus the Contract Fund) is allocated to each coverage segment based on the proportion of its basic insurance amount to the total of all basic insurance amount segments. In addition, the attained age factor for a Contract with an increase in basic insurance amount is based on the insured's attained age for the initial basic insurance amount coverage segment.


Each Contract owner who elects to increase the basic insurance amount of his or her Contract will receive a "free-look" right which will apply only to the increase in basic insurance amount, not the entire Contract. This right is comparable to the right afforded to a purchaser of a new Contract except that, any cost of insurance charge for the increase in the basic insurance amount will be returned to the Contract Fund instead of a refund of premium. Generally, the "free-look" right would have to be exercised no later than 10 days after receipt of the Contract as increased.

An increase in basic insurance amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 31. Therefore, before increasing the basic insurance amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.

Decreases in Basic Insurance Amount


As explained earlier, you may make a withdrawal. See Withdrawals, page 29. You also have the option of decreasing the basic insurance amount of your Contract without withdrawing any cash value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance. The amount of the decrease must be at least equal to the minimum decrease in basic insurance amount shown under Contract Limitations in your Contract data pages. In addition, the basic insurance amount after the decrease must be at least equal to the minimum basic insurance amount shown under Contract Limitations in your Contract data pages. No administrative processing charge is currently being made in connection with a decrease in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25. See CHARGES AND EXPENSES, page 15. If we ask you to, you must send us your Contract to be endorsed. The Contract will be amended to show the new basic insurance amount, charges, values in the appropriate tables and the effective date of the decrease.


We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits, page 31. Furthermore, a decrease will not take effect if the insured is not living on the effective date.


It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 31. Before requesting any decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.


                                 CONTRACT VALUES

How a Contract's Surrender Value Will Vary

You may surrender the Contract for its surrender value. The Contract's surrender value on any date will be the Contract Fund less any Contract debt plus any return of sales charges upon surrender. See Loans, page 28 and Return of Sales Charges, page 16. The Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the variable investment option[s]; (2) interest credited on any loan; (3) the daily asset charge for mortality and expense risks assessed against the variable investment options and; (4) interest credited on any amounts allocated to the fixed rate option. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES, page 15. Upon request, Pruco Life of New Jersey will tell you the surrender value of your Contract. It is possible for the surrender value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract debt.

The tables on pages T1 through T5 in this prospectus illustrate approximately what the surrender values would be for representative Contracts paying certain premium amounts (see PREMIUMS, page 22), and assuming hypothetical uniform investment results in the Fund portfolios. All five of the tables assume maximum charges will be used throughout the lifetime of the insureds. See ILLUSTRATIONS OF SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS, page 33.


Surrender of a Contract

A Contract may be surrendered for its surrender value (or for a fixed reduced paid-up insurance benefit in New York state) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a signed written request in the form that meets Pruco Life of New Jersey's needs, to a Home Office. The surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Home Office. If the Contract is fully surrendered within the first four Contract years, you may be entitled to a return of sales charges. See CHARGES AND EXPENSES, page 15. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 31.

Fixed reduced paid-up insurance (available in New York only) provides paid-up insurance, the amount of which will be paid when the insured dies. There will be cash values and loan values. The loan interest rate for fixed reduced paid-up insurance is 5%. Upon surrender of the Contract, the amount of fixed reduced paid-up insurance depends upon the net cash value and the insured's issue age, sex, smoker/non-smoker status, and the length of time since the Contract date.

Loans

You may borrow from Pruco Life of New Jersey an amount up to the current loan value of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time is equal to 99% of the cash value in states where it is approved, otherwise, the loan value at any time is equal to 90% of the cash value. If your Contract has the Rider to Add a Fixed Interest Rate Investment Option, the loan value at any time is equal to the sum of (a) 99% of the cash value attributable to the variable investment options and
(b) the balance of the cash value, provided the Contract is not in default. You may borrow from the Contract Fund value provided the Contract is not in default. A Contract in default has no loan value. The minimum loan amount you may borrow is $200.

Interest charged on a loan accrues daily. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, it becomes part of the loan and we will charge interest on it, too. Except in the case of preferred loans, we charge interest at an effective annual rate of 5%.

A portion of any amount you borrow on or after the 10th Contract anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. Only new loans borrowed after the 10th Contract anniversary may be considered preferred loans. Standard loans will not automatically be converted into preferred loans. Preferred loans are charged interest at an effective annual rate of 4.25%.


The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt equals or exceeds the Contract Fund, the Contract will go into default. We will notify you of a 61-day grace period, within which time you may repay all or enough of the loan to obtain a positive cash value and thus keep the Contract in-force. If the Contract lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT, page 30 and Tax Treatment of Contract Benefits Pre-Death Distributions, page 31.


When a loan is made, an amount equal to the loan proceeds is transferred out of the Account and/or the fixed rate option, as applicable. Unless you ask us to take the loan amount from specific variable investment options and we agree, the reduction will be made in the same proportions as the value in each variable investment option and the fixed rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund. It will be credited with an effective annual rate of return of 4%. On each Monthly date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly date. The net cost of a standard loan is 1% and the net cost of a preferred loan is 1/4%.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract's crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Pruco Life of New Jersey would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not cause the Contract to lapse as long as Contract debt does not equal or exceed the Contract Fund. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 31.

Any Contract debt will directly reduce a Contract's cash value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay using the investment allocation for future premium payments as of the loan payment date, plus interest credits accrued on the loan since the last transaction date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.

Withdrawals

Under certain circumstances, you may withdraw a portion of the Contract's net cash value without surrendering the Contract. The withdrawal amount is limited by the requirement that the net cash value after the withdrawal may not be less than zero or equal to. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. An amount withdrawn may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawals may have tax consequences. See Tax Treatment of Contract Benefits, page 31.


Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts, will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount, unless you provide evidence that the insured is insurable for the increase in net amount at risk. In addition, no withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. Furthermore, the sum of the basic insurance amount and the Target Term Rider must equal or exceed the minimum allowable total face amount of your Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 22. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal which causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative. See Tax Treatment of Contract Benefits, page 31.


Currently, when you request a transaction which causes a decrease in basic insurance amount resulting in a Contract that is classified as a Modified Endowment Contract, we will provide an authorization form. The authorization form will confirm that you are aware that the Contract will become a Modified Endowment Contract if the transaction is completed. When we receive that properly completed form in a Home Office, we will complete the transaction and send a confirmation notice.

When a withdrawal is made, the Contract Fund is reduced by the sum of the net cash value withdrawn and the withdrawal fee. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise. Withdrawal of any portion of the net cash value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. You may not direct a withdrawal to come from the fixed rate option.

Generally, Pruco Life of New Jersey will pay any withdrawn portion of net cash value or withdrawal amount within seven days after all the documents required for such a payment are received at a Home Office. With respect to the amount of any withdrawn portion of the cash value allocated to the fixed rate option, Pruco Life of New Jersey expects to pay the withdrawn portion of cash value promptly upon request. However, Pruco Life of New Jersey has the right to delay payment of such withdrawn amounts for up to six months (or a shorter period if required by applicable law). Pruco Life of New Jersey will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

A Contract returned during the "free-look" period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

                             LAPSE AND REINSTATEMENT

Pruco Life of New Jersey will determine the value of the Contract Fund on each Monthly date. If the Contract Fund is zero or less, the Contract is in default. If the Contract debt ever grows to be equal to or more than the Contract Fund, the Contract will be in default. Should this happen, Pruco Life of New Jersey will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default. This payment must be received at a Home Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 31.

A Contract that ended in default may be reinstated within five years after the date of default, if the following conditions are met:

(1)   renewed evidence of insurability is provided on the insured;

(2) submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months; and

(3) any Contract debt with interest to date is restored or paid back. If the Contract debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement.

The reinstatement date will be the Monthly date that coincides with or next follows the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund.

                                      TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. At issue, the Contract owner chooses which of these two tests will apply to their Contract. This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of death benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's death benefit may increase as the Contract Fund value increases. The death benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable attained age factor. A listing of attained age factors can be found on your Contract data pages.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the death benefit. In addition, there is a minimum ratio of death benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation test. Therefore, the death benefit required under this test is generally lower than that of the Cash Value Accumulation test.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured's age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract. You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:


      o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

      o the Contract's death benefit will be income tax free to your beneficiary. However, your death benefit may be subject to estate taxes.


Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

      Contracts Not Classified as Modified Endowment Contracts

            o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

            o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

            o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.


            o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract's crediting rate. Were the Internal Revenue Service to take this position, Pruco Life of New Jersey would take reasonable steps to avoid this result, including modifying the Contract's loan provisions.


    Modified Endowment Contracts

            o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.

            o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

            o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

            o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Pruco Life of New Jersey, to be considered the owner of the underlying assets. Because of this uncertainty, Pruco Life of New Jersey reserves the right to make such changes as it deems necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

                                LEGAL PROCEEDINGS


We are subject to legal and regulatory actions in the ordinary course of our business, including class action lawsuits. Pending legal and regulatory actions include proceedings that are specific to us and proceedings generally applicable to the businesses in which we operate. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

We have been subject to substantial regulatory actions and civil litigation, including class actions, involving individual life insurance sales practices from 1982 through 1995. As of January 31, 2003, Pruco Life of New Jersey has resolved those regulatory actions, its sales practices class action litigation and all of the individual sales practices actions filed by policyholders who "opted out" of the sales practices class action. Prudential has indemnified Pruco

Life of New Jersey for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

Pruco Life of New Jersey's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life of New Jersey in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life of New Jersey's financial position.


   ILLUSTRATIONS OF SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS


The following tables (pages T1 through T5) show how a Contract's death benefit and surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions, which are described below. All the tables assume the following:

o a Contract bought by a 45 year old male, Select Preferred, with no extra risks or substandard ratings, issued on a Guaranteed Issue basis.


o a given premium amount is paid on each Contract anniversary for seven years and no loans are taken.


o maximum contractual charges, before any fee waivers, reimbursement of expenses, or expense reductions, if any, have been made since issue.


o the Contract Fund has been invested in equal amounts in each of the 40 portfolios of the Funds and no portion of the Contract Fund has been allocated to the fixed rate option.


The first table (page T1) assumes: (1) a Type A (fixed) Contract has been purchased, (2) a $600,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 31 and Types of Death Benefit, page 25.

The second table (page T2) assumes: (1) a Type A (fixed) Contract has been purchased, (2) a $5,000 basic insurance amount and a $595,000 Target Term Rider has been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 31 and Types of Death Benefit, page 25.

The third table (page T3) assumes: (1) a Type A (fixed) Contract has been purchased, (2) a $600,000 basic insurance amount and no riders have been added to the Contract, and (3) a Guideline Premium Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 31 and Types of Death Benefit, page 25.

The fourth table (page T4) assumes: (1) a Type B (variable) Contract has been purchased, (2) a $600,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 31 and Types of Death Benefit, page 25.

The fifth table (page T5) assumes: (1) a Type C (return of premium) Contract has been purchased with premiums accumulating at 6%, (2) a $600,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 31 and Types of Death Benefit, page 25.


Finally, there are three assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other two assumptions are that investment performance will be at a uniform gross annual rate of 6% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and surrender values would be different from those shown if investment returns averaged 0%, 6%, and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column of the following illustrations (pages T1 through T5) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next three columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last three columns show the surrender value payable in each of the years shown for the three different assumed investment returns.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Fund expenses. The net return reflects average total annual expenses of the 40 portfolios of 0.98%, and the daily deduction from the Contract Fund of 0.50% per year. Assuming maximum charges, gross returns of 0%, 6%, and 12% are the equivalent of net returns of -1.48%, 4.52%, and 10.52%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.98% and will depend on which variable investment options are selected. The death benefits and surrender values shown reflect the deduction of all expenses and charges both from the Funds and under the Contract.


The Contract allows you to invest your net premium dollars in a variety of professionally managed funds. Fluctuating investment returns in these funds, together with the actual pattern of your premium payments, our Contract charges, and any loans and withdrawals you may make will generate different Contract values than those illustrated, even if the averages of the investment rates of return over the years were to match those illustrated. Because of this, we strongly recommend periodic Contract reviews with your Pruco Life of New Jersey representative. Reviews are an excellent way to monitor the performance of the policy against your expectations and to identify adjustments that may be necessary.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 45 year old man using maximum charges, may be useful for a 45 year old man, but would be inaccurate if made for insureds of other ages or sex. Your Pruco Life of New Jersey representative can provide you with a hypothetical illustration using current charges for your own age, sex, and rating class.

                                  ILLUSTRATIONS
                                  -------------

                      PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                          TYPE A (FIXED) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                         $600,000 BASIC INSURANCE AMOUNT
            ASSUME PAYMENT OF $32,838 ANNUAL PREMIUMS FOR SEVEN YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)                                   Cash Surrender Value (1)
                                ------------------------------------------------  ------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                   Premiums               Annual Investment Return of                        Annual Investment Return of
   End of        Accumulated    ------------------------------------------------  ------------------------------------------------
   Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
    Year           Per Year      (-1.48% Net)      (4.52% Net)     (10.52% Net)    (-1.48% Net)      (4.52% Net)     (10.52% Net)
   ------       --------------  --------------    -------------   --------------  --------------    -------------   --------------
      1           $   34,152       $600,000         $600,000        $   600,000      $ 25,095         $ 26,545        $    27,996
      2           $   69,669       $600,000         $600,000        $   600,000      $ 49,779         $ 54,108        $    58,615
      3           $  106,607       $600,000         $600,000        $   600,000      $ 71,596         $ 80,280        $    89,684
      4           $  145,023       $600,000         $600,000        $   600,000      $ 93,009         $107,577        $   123,992
      5           $  184,976       $600,000         $600,000        $   600,000      $109,098         $131,133        $   156,979
      6           $  226,526       $600,000         $600,000        $   600,000      $129,710         $160,859        $   198,900
      7           $  269,739       $600,000         $600,000        $   613,207      $149,913         $191,890        $   245,283
      8           $  280,528       $600,000         $600,000        $   651,780      $144,474         $197,533        $   268,222
      9           $  291,749       $600,000         $600,000        $   689,151      $138,800         $203,214        $   293,256
     10           $  303,419       $600,000         $600,000        $   730,837      $132,855         $208,914        $   320,543
     15           $  369,156       $600,000         $600,000        $   985,466      $ 97,560         $236,980        $   497,710
     20           $  449,135       $600,000         $600,000        $ 1,323,345      $ 46,379         $261,064        $   764,939
     25           $  546,441       $      0(2)      $600,000        $ 1,784,709      $      0(2)      $272,790        $ 1,158,902
     30           $  664,829       $      0         $600,000        $ 2,403,448      $      0         $253,843        $ 1,729,099
     35           $  808,867       $      0         $600,000        $ 3,324,776      $      0         $152,512        $ 2,518,770
     40           $  984,110       $      0         $      0(2)     $ 4,356,958      $      0         $      0(2)     $ 3,630,798
     45           $1,197,320       $      0         $      0        $ 5,918,260      $      0         $      0        $ 5,191,456
     50           $1,456,723       $      0         $      0        $ 8,118,225      $      0         $      0        $ 7,447,912
     55           $1,772,326       $      0         $      0        $11,229,848      $      0         $      0        $11,009,655

(1)   Assumes no Contract loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 24, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 38, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                      T1

                      PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                          TYPE A (FIXED) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
     $600,000 TARGET COVERAGE AMOUNT($5,000 BASIC INSURANCE AMOUNT, $595,000
                               TARGET TERM RIDER)
            ASSUME PAYMENT OF $32,838 ANNUAL PREMIUMS FOR SEVEN YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)                                   Cash Surrender Value (1)
                                ------------------------------------------------  ------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                   Premiums               Annual Investment Return of                        Annual Investment Return of
   End of        Accumulated    ------------------------------------------------  ------------------------------------------------
   Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
    Year           Per Year      (-1.48% Net)      (4.52% Net)     (10.52% Net)    (-1.48% Net)      (4.52% Net)     (10.52% Net)
   ------       --------------  --------------    -------------   --------------  --------------    -------------   --------------
      1           $   34,152       $600,000         $600,000        $   600,000      $ 27,164         $ 28,869        $    30,575
      2           $   69,669       $600,000         $600,000        $   600,000      $ 53,871         $ 58,974        $    64,286
      3           $  106,607       $600,000         $600,000        $   600,000      $ 79,785         $ 90,038        $   101,140
      4           $  145,023       $600,000         $600,000        $   600,000      $105,257         $122,476        $   141,873
      5           $  184,976       $600,000         $600,000        $   600,000      $129,603         $155,671        $   186,236
      6           $  226,526       $600,000         $600,000        $   609,144      $154,208         $191,085        $   236,102
      7           $  269,739       $600,000         $600,000        $   726,990      $178,378         $228,110        $   290,796
      8           $  280,528       $600,000         $600,000        $   772,954      $172,690         $235,623        $   318,088
      9           $  291,749       $600,000         $600,000        $   817,493      $166,787         $243,296        $   347,869
     10           $  303,419       $600,000         $600,000        $   867,156      $160,635         $251,121        $   380,331
     15           $  369,156       $600,000         $600,000        $ 1,170,395      $124,672         $292,340        $   591,109
     20           $  449,135       $600,000         $600,000        $ 1,572,653      $ 73,705         $336,043        $   909,048
     25           $  546,441       $      0(2)      $600,000        $ 2,121,796      $      0(2)      $380,030        $ 1,377,790
     30           $  664,829       $      0         $600,000        $ 2,858,171      $      0         $421,747        $ 2,056,238
     35           $  808,867       $      0         $603,627        $ 3,954,533      $      0         $457,293        $ 2,995,859
     40           $  984,110       $      0         $600,000        $ 5,182,879      $      0         $484,443        $ 4,319,066
     45           $1,197,320       $      0         $600,000        $ 7,040,767      $      0         $491,683        $ 6,176,111
     50           $1,456,723       $      0         $600,000        $ 9,658,590      $      0         $422,535        $ 8,861,091
     55           $1,772,326       $      0         $      0(2)     $13,361,185      $      0         $      0(2)     $13,099,201

(1)   Assumes no Contract loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 25, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 54, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                      T2

                      PRUSELECT III LIFE INSURANCE CONTRACT
                             GUIDELINE PREMIUM TEST
                          TYPE A (FIXED) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                         $600,000 BASIC INSURANCE AMOUNT
          ASSUME PAYMENT OF $32,838 ANNUAL PREMIUMS FOR SEVEN YEARS (3)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)                                   Cash Surrender Value (1)
                                ------------------------------------------------  ------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                   Premiums               Annual Investment Return of                        Annual Investment Return of
   End of        Accumulated    ------------------------------------------------  ------------------------------------------------
   Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
    Year           Per Year      (-1.48% Net)      (4.52% Net)     (10.52% Net)    (-1.48% Net)      (4.52% Net)     (10.52% Net)
   ------       --------------  --------------    -------------   --------------  --------------    -------------   --------------
      1           $   34,152       $600,000         $600,000        $   600,000      $ 25,095         $ 26,545        $    27,996
      2           $   69,669       $600,000         $600,000        $   600,000      $ 49,779         $ 54,108        $    58,615
      3           $  106,607       $600,000         $600,000        $   600,000      $ 71,596         $ 80,280        $    89,684
      4           $  145,023       $600,000         $600,000        $   600,000      $ 93,009         $107,577        $   123,992
      5           $  155,364       $600,000         $600,000        $   600,000      $ 87,255         $107,960        $   132,475
      6           $  161,578       $600,000         $600,000        $   600,000      $ 82,878         $109,777        $   143,408
      7           $  168,041       $600,000         $600,000        $   600,000      $ 78,302         $111,451        $   155,330
      8           $  174,763       $600,000         $600,000        $   600,000      $ 73,487         $112,940        $   168,330
      9           $  181,754       $600,000         $600,000        $   600,000      $ 68,390         $114,198        $   182,508
     10           $  189,024       $600,000         $600,000        $   600,000      $ 62,969         $115,179        $   197,985
     15           $  229,976       $600,000         $600,000        $   600,000      $ 29,355         $114,038        $   300,610
     20           $  279,801       $      0(2)      $600,000        $   600,000      $      0(2)      $ 94,557        $   469,225
     25           $  340,421       $      0         $600,000        $   872,199      $      0         $ 34,652        $   751,896
     30           $  414,174       $      0         $      0(2)     $ 1,292,812      $      0         $      0(2)     $ 1,208,236
     35           $  503,906       $      0         $      0        $ 2,052,306      $      0         $      0        $ 1,954,577
     40           $  613,079       $      0         $      0        $ 3,288,432      $      0         $      0        $ 3,131,840
     45           $  745,904       $      0         $      0        $ 5,192,430      $      0         $      0        $ 4,945,171
     50           $  907,507       $      0         $      0        $ 7,963,695      $      0         $      0        $ 7,884,847
     55           $1,104,121       $      0         $      0        $12,998,498      $      0         $      0        $12,998,498

(1)   Assumes no Contract loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 19, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 27, unless an additional premium payment was made.

(3) The Guideline Premium Test limits the premium payable in policy year 5 to $4,365, and zero in years 6 and 7.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                      T3

                     PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                        TYPE B (VARIABLE) DEATH BENEFIT
              MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                        $600,000 BASIC INSURANCE AMOUNT
           ASSUME PAYMENT OF $32,838 ANNUAL PREMIUMS FOR SEVEN YEARS
                       USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)                                   Cash Surrender Value (1)
                                ------------------------------------------------  ------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                   Premiums               Annual Investment Return of                        Annual Investment Return of
   End of        Accumulated    ------------------------------------------------  ------------------------------------------------
   Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
    Year           Per Year      (-1.48% Net)      (4.52% Net)     (10.52% Net)    (-1.48% Net)      (4.52% Net)     (10.52% Net)
   ------       --------------  --------------    -------------   --------------  --------------    -------------   --------------
      1           $   34,152       $622,550         $623,995        $  625,441       $ 25,013         $ 26,458        $   27,904
      2           $   69,669       $644,601         $648,903        $  653,382       $ 49,527         $ 53,829        $   58,308
      3           $  106,607       $666,148         $674,754        $  684,073       $ 71,073         $ 79,680        $   88,999
      4           $  145,023       $687,180         $701,572        $  717,786       $ 92,106         $106,497        $  122,711
      5           $  184,976       $707,688         $729,382        $  754,818       $107,688         $129,382        $  154,818
      6           $  226,526       $727,650         $758,198        $  795,488       $127,650         $158,198        $  195,488
      7           $  269,739       $747,038         $788,029        $  840,140       $147,038         $188,029        $  240,140
      8           $  280,528       $740,746         $792,279        $  861,023       $140,746         $192,279        $  261,023
      9           $  291,749       $734,180         $796,342        $  883,713       $134,180         $196,342        $  283,713
     10           $  303,419       $727,301         $800,166        $  908,355       $127,301         $200,166        $  308,355
     15           $  369,156       $686,856         $813,638        $1,067,016       $ 86,856         $213,638        $  467,016
     20           $  449,135       $630,752         $809,148        $1,304,298       $ 30,752         $209,148        $  704,298
     25           $  546,441       $      0(2)      $767,268        $1,654,081       $      0(2)      $167,268        $1,054,081
     30           $  664,829       $      0         $654,824        $2,171,893       $      0         $ 54,824        $1,562,513
     35           $  808,867       $      0         $      0(2)     $3,000,492       $      0         $      0(2)     $2,273,100
     40           $  984,110       $      0         $      0        $3,931,120       $      0         $      0        $3,275,933
     45           $1,197,320       $      0         $      0        $5,339,046       $      0         $      0        $4,683,374
     50           $1,456,723       $      0         $      0        $7,314,469       $      0         $      0        $6,710,522
     55           $1,772,326       $      0         $      0        $9,501,415       $      0         $      0        $8,901,415

(1)   Assumes no Contract loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 23, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 32, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                      T4

                      PRUSELECT III LIFE INSURANCE CONTRACT
                          CASH VALUE ACCUMULATION TEST
                 TYPE C (RETURN OF PREMIUM AT 6%) DEATH BENEFIT
               MALE GUARANTEED ISSUE SELECT PREFERRED ISSUE AGE 45
                         $600,000 BASIC INSURANCE AMOUNT
            ASSUME PAYMENT OF $32,838 ANNUAL PREMIUMS FOR SEVEN YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)                                   Cash Surrender Value (1)
                                ------------------------------------------------  ------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                   Premiums               Annual Investment Return of                        Annual Investment Return of
   End of        Accumulated    ------------------------------------------------  ------------------------------------------------
   Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
    Year           Per Year      (-1.48% Net)      (4.52% Net)     (10.52% Net)    (-1.48% Net)      (4.52% Net)     (10.52% Net)
   ------       --------------  --------------    -------------   --------------  --------------    -------------   --------------
      1           $   34,152       $  634,808       $  634,808      $   634,808      $ 24,980         $ 26,426        $    27,874
      2           $   69,669       $  671,705       $  671,705      $   671,705      $ 49,409         $ 53,718        $    58,205
      3           $  106,607       $  710,816       $  710,816      $   710,816      $ 70,800         $ 79,428        $    88,774
      4           $  145,023       $  752,273       $  752,273      $   752,273      $ 91,585         $106,025        $   122,304
      5           $  184,976       $  796,218       $  796,218      $   796,218      $106,799         $128,585        $   154,157
      6           $  226,526       $  842,799       $  842,799      $   842,799      $126,237         $156,947        $   194,493
      7           $  269,739       $  892,175       $  892,175      $   892,175      $144,900         $186,156        $   238,717
      8           $  280,528       $  909,706       $  909,706      $   909,706      $137,677         $189,617        $   259,113
      9           $  291,749       $  928,288       $  928,288      $   928,288      $129,926         $192,682        $   281,252
     10           $  303,419       $  947,985       $  947,985      $   947,985      $121,555         $195,250        $   305,280
     15           $  369,156       $1,065,683       $1,065,683      $ 1,065,683      $ 66,334         $195,943        $   460,209
     20           $  449,135       $        0(2)    $1,223,189      $ 1,223,189      $      0(2)      $153,948        $   696,044
     25           $  546,441       $        0       $1,433,967      $ 1,622,471      $      0         $  1,785        $ 1,053,553
     30           $  664,829       $        0       $        0(2)   $ 2,184,590      $      0         $      0(2)     $ 1,571,647
     35           $  808,867       $        0       $        0      $ 3,021,672      $      0         $      0        $ 2,289,145
     40           $  984,110       $        0       $        0      $ 3,959,437      $      0         $      0        $ 3,299,531
     45           $1,197,320       $        0       $        0      $ 5,377,988      $      0         $      0        $ 4,717,533
     50           $1,456,723       $        0       $        0      $ 7,376,830      $      0         $      0        $ 6,767,734
     55           $1,772,326       $        0       $        0      $10,204,010      $      0         $      0        $10,003,932

(1)   Assumes no Contract loan has been made.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 19, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 26, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T5

                             ADDITIONAL INFORMATION

Pruco Life of New Jersey has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.

Further information may also be obtained from Pruco Life of New Jersey. Its address and telephone number are set forth on the inside front cover of this prospectus.

              DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

attained age -- The insured's age on the Contract date plus the number of years since then. For any coverage segment effective after the Contract date, the insured's attained age is the issue age of that segment plus the length of time since its effective date.

basic insurance amount -- The amount of life insurance as shown in the Contract, not including riders. Also referred to as "face amount."

cash value -- The same as the "Contract Fund."

Contract -- The variable universal life insurance policy described in this prospectus.

Contract anniversary -- The same date as the Contract date in each later year.

Contract date -- The date the Contract is effective, as specified in the Contract.

Contract debt -- The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund -- The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the variable investment options and the fixed rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract owner -- You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year -- A year that starts on the Contract date or on a Contract anniversary. For any portion of a Contract representing an increase, "Contract year" is a year that starts on the effective date of the increase. See Increases in Basic Insurance Amount, page 26.

coverage segment -- The basic insurance amount at issue is the first coverage segment. For each increase in basic insurance amount, a new coverage segment is created for the amount of the increase. See Increases in Basic Insurance Amount, page 26.

death benefit -- If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract debt.

fixed rate option -- An investment option under which interest is accrued daily at a rate that Pruco Life of New Jersey declares periodically, but not less than an effective annual rate of 3%.

Funds -- Mutual funds with separate portfolios. One or more of the available Fund portfolios may be chosen as an underlying investment for the Contract.


Good Order -- An instruction received at our Home Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.


Monthly date -- The Contract date and the same date in each subsequent month.

net cash value -- The Contract Fund minus any Contract debt.

Pruco Life Insurance Company of New Jersey -- Us, we, our, Pruco Life of New Jersey. The company offering the Contract.

segment allocation amount -- The amount used to determine the charge for sales expenses. It may also be referred to as the "Target Premium." See CHARGES AND EXPENSES, page 15.

separate account -- Amounts under the Contract that are allocated to the variable investment options are held by us in a separate account called the Pruco Life of New Jersey Variable Universal Account. The Separate Account is set apart from all of the general assets of Pruco Life Insurance Company of New Jersey.

surrender value -- The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt plus any return of sales charges.

Target Premium -- The same as "segment allocation amount." See CHARGES AND EXPENSES, page 15.

Target Term Rider -- A Rider that provides a flexible term insurance benefit to attained age 100 on the life of the insured. See Target Term Rider, page 20.

valuation period -- The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Funds are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.

variable investment options -- The 40 mutual funds available under this Contract, whose shares are held in the separate account.

you -- The owner of the Contract.

To Learn More About PruSelect(SM) III


To learn more about the PruSelect(SM) III variable universal life policy, you can request a copy of the Statement of Additional Information ("SAI") dated May 1, 2003, or view it online at www.prudential.com. See the Table of Contents of the SAI below.


                            TABLE OF CONTENTS OF THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                           Page
GENERAL INFORMATION AND HISTORY.............................................  1
  Description of Pruco Life Insurance Company of New Jersey.................  1
  Control of Pruco Life Insurance Company of New Jersey.....................  1
  State Regulation..........................................................  1
  Records...................................................................  1
  Services and Third Party Administration Agreements........................  1

INITIAL PREMIUM PROCESSING..................................................  2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS.........................  3
  Legal Considerations Relating to Sex-Distinct Premiums and Benefits.......  3
  How a Type A (Fixed) Contract's Death Benefit Will Vary...................  3
  How a Type B (Variable) Contract's Death Benefit Will Vary................  4
  How a Type C (Return of Premium) Contract's Death Benefit Will Vary.......  5
  Reports to Contract Owners................................................  6

UNDERWRITING PROCEDURES.....................................................  6

ADDITIONAL INFORMATION ABOUT CHARGES........................................  7
  Charges for Increases in Basic Insurance Amount...........................  7

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT...........................  7

DISTRIBUTION AND COMMISSIONS................................................  7
  Service Fees..............................................................  7

EXPERTS.....................................................................  7

PERFORMANCE DATA............................................................  7
  Average Annual Total Return...............................................  7
  Non-Standard Total Return.................................................  8
  Money Market Subaccount Yield.............................................  8

FINANCIAL STATEMENTS........................................................  8

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, Registration No. 333-85117. All of these filings can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 942-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the PruSelect(SM) III SAI, material incorporated by reference, and other information about Pruco Life of New Jersey. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC's Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102.

You can call us at 1-800-286-7754 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:


Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey  07102-2992

Investment Company Act of 1940: Registration No. 811-3974

                                     PART B:

         INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life of New Jersey Variable Appreciable Account
Pruco Life Insurance Company of New Jersey

                                PRUSELECT(SM) III

                   VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS


This Statement of Additional Information in not a prospectus. Please review the Prospectus, which contains information concerning the Contracts described above. You may obtain a copy of the Prospectus without charge by calling us at 1-800-286-7754. You can also view the Statement of Additional Information located with the Prospectus at www.prudential.com, or request a copy by writing to us.


The defined terms used in this Statement of Additional Information are as defined in the Prospectus.

                   Pruco Life Insurance Company of New Jersey
                              213 Washington Street
                            Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related Prospectus is May 1, 2003.

                                TABLE OF CONTENTS

                                                                            Page
GENERAL INFORMATION AND HISTORY..............................................  1
    Description of Pruco Life Insurance Company of New Jersey................  1
    Control of Pruco Life Insurance Company of New Jersey....................  1
    State Regulation.........................................................  1
    Records..................................................................  1
    Services and Third Party Administration Agreements.......................  1

INITIAL PREMIUM PROCESSING...................................................  2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS..........................  3
    Legal Considerations Relating to Sex-Distinct Premiums and Benefits......  3
    How a Type A (Fixed) Contract's Death Benefit Will Vary..................  3
    How a Type B (Variable) Contract's Death Benefit Will Vary...............  4
    How a Type C (Return of Premium) Contract's Death Benefit Will Vary......  5
    Reports to Contract Owners...............................................  6

UNDERWRITING PROCEDURES......................................................  6

ADDITIONAL INFORMATION ABOUT CHARGES.........................................  7
    Charges for Increases in Basic Insurance Amount..........................  7

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT............................  7

DISTRIBUTION AND COMMISSIONS.................................................  7
    Service Fees.............................................................  7

EXPERTS......................................................................  7

PERFORMANCE DATA.............................................................  7
    Average Annual Total Return..............................................  7
    Non-Standard Total Return................................................  8
    Money Market Subaccount Yield............................................  8

FINANCIAL STATEMENTS.........................................................  8

                         GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company, organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities only in the states of New Jersey and New York. Pruco Life of New Jersey's principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company of New Jersey

Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777.

As Pruco Life of New Jersey's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the contract or policy.

State Regulation

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our Home Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements


Pruco Life of New Jersey and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life of New Jersey various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life of New Jersey reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life of New Jersey has reimbursed Prudential $63,004,185 in 2002, $41,687,725 in 2001, and $23,746,960 in 2000.


Pruco Life of New Jersey and Prudential have entered into an agreement under which Prudential furnishes Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential's Alliance Account, Prudential's retained asset settlement option. Pruco Life of New Jersey transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations. As soon as the Pruco Life of New Jersey death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks. Pruco Life of New Jersey pays no fees or other compensation to Prudential under this agreement.

Pruco Life of New Jersey and Prudential entered into a Reinsurance Agreement under which Pruco Life of New Jersey may offer and Prudential may accept reinsurance of life insurance benefits in excess of stated limits of retention.

Our individual life reinsurance treaties covering PruSelect(SM) III provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis.


Pruco Life of New Jersey and Prudential entered into an administrative agreement with First Tennessee Bank National Association ("First Express"), in which First Express provides remittance processing expertise and research and development capabilities providing Pruco Life of New Jersey and Prudential with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this Agreement, First Express received $4,400,848 in 2002, $4,500,284 in 2001, and $5,992,000 in 2000 from Pruco Life of New Jersey and Prudential for services rendered. First Tennessee Bank National Association's principal business address is 165 Madison Avenue, Memphis, Tennessee 38103. A chart showing fees that Pruco Life of New Jersey and Prudential pay for remittance processing is shown below.

------------------------------------------------------------------------------------------
                               Remittance Processing Fees
------------------------------------------------------------------------------------------
Total # of remittances per month              Less than     4,500,001 to    Greater than
                                              4,500,000      5,600,000       5,600,000
------------------------------------------------------------------------------------------
Power Encode and single item payments           $.0906         $.0869          $.0817
------------------------------------------------------------------------------------------
Multiple item payments                          $.1614         $.1408          $.1323
------------------------------------------------------------------------------------------
Unprocessable payments                          $.0900         $.0900          $.0900
------------------------------------------------------------------------------------------
Express mail payments                            $.40           $.40            $.40
------------------------------------------------------------------------------------------
Cash payments                                   $1.25          $1.25           $1.25
------------------------------------------------------------------------------------------


                           INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective owner, Pruco Life of New Jersey will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total death benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date as of which the insurance age of the proposed insured is determined. It represents the first day of the Contract year and the commencement of the suicide and contestable periods for purposes of the Basic Insurance Amount.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was satisfied.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months. In any event, the Contract may not be backdated before the product introduction date.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

                          ADDITIONAL INFORMATION ABOUT
                             OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract's Death Benefit Will Vary


As described earlier, there are three types of death benefit available under the
Contract: (1) Type A, a generally fixed death benefit; (2) Type B, a variable death benefit and; (3) Type C, a return of premium death benefit. A Type B (variable) death benefit varies with investment performance while Type A (fixed) and Type C (return of premium) death benefits do not, unless they must be increased to comply with the Internal Revenue Code's definition of life insurance.


Under a Type A (fixed) Contract, the death benefit is generally equal to the basic insurance amount. If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where Pruco Life of New Jersey will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

The death benefit under a Type A (fixed) Contract will always be the greater of:

            (1)   the basic insurance amount; and

            (2) the Contract Fund before the deduction of any monthly charges due on that date plus any return of sales charges, multiplied by the attained age factor that applies.


A listing of attained age factors can be found on your Contract data pages. The second provision ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes that a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

                                  Type A (Fixed) Death Benefit
-------------------------------------------------------------------------------------------------------
                 IF                                                THEN
-------------------------------------------------------------------------------------------------------
      the          and the Contract    the attained     the Contract Fund multiplied     and the Death
 insured is age         Fund is       age factor is**   by the attained age factor is     Benefit is
-------------------------------------------------------------------------------------------------------
       40              $ 25,000            3.57                    89,250                 $250,000
       40              $ 75,000            3.57                   267,750                 $267,750*
       40              $100,000            3.57                   357,000                 $357,000*
-------------------------------------------------------------------------------------------------------
       60              $ 75,000            1.92                   144,000                 $250,000
       60              $125,000            1.92                   240,000                 $250,000
       60              $150,000            1.92                   288,000                 $288,000*
-------------------------------------------------------------------------------------------------------
       80              $150,000            1.26                   189,000                 $250,000
       80              $200,000            1.26                   252,000                 $252,000*
       80              $225,000            1.26                   283,500                 $283,500*
-------------------------------------------------------------------------------------------------------
*     Note that the death benefit has been increased to comply with the Internal
      Revenue Code's definition of life insurance.

**    Assumes the Contract owner selected the Cash Value Accumulation Test.
-------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the death benefit will be $288,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $1.92. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under a Type B (variable) Contract, while the Contract is in-force, the death benefit will never be less than the basic insurance amount, but will also vary, immediately after it is issued, with the investment results of the selected variable investment options. The death benefit may be further increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

The death benefit under a Type B (variable) Contract will always be the greater of:

            (1) the basic insurance amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

            (2) the Contract Fund before the deduction of any monthly charges due on that date plus any return of sales charges, multiplied by the attained age factor that applies.

For purposes of computing the death benefit, if the Contract Fund is less than zero we will consider it to be zero. A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

                                 Type B (Variable) Death Benefit
-------------------------------------------------------------------------------------------------------
                IF                                                  THEN
-------------------------------------------------------------------------------------------------------
      the          and the Contract    the attained     the Contract Fund multiplied     and the Death
 insured is age         Fund is       age factor is**   by the attained age factor is     Benefit is
-------------------------------------------------------------------------------------------------------
        40              $25,000            3.57                    89,250                 $275,000
        40              $75,000            3.57                   267,750                 $325,000
        40             $100,000            3.57                   357,000                 $357,000*
-------------------------------------------------------------------------------------------------------
        60             $ 75,000            1.92                   144,000                 $325,000
        60             $125,000            1.92                   240,000                 $375,000
        60             $150,000            1.92                   288,000                 $400,000
-------------------------------------------------------------------------------------------------------
        80             $150,000            1.26                   189,000                 $400,000
        80             $200,000            1.26                   252,000                 $450,000
        80             $225,000            1.26                   283,500                 $475,000
-------------------------------------------------------------------------------------------------------

*     Note that the death benefit has been increased to comply with the Internal
      Revenue Code's definition of life insurance.

**    Assumes the Contract owner selected the Cash Value Accumulation Test.
-------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund.

How a Type C (Return of Premium) Contract's Death Benefit Will Vary

Under a Type C (return of premium) Contract, while the Contract is in-force, the death benefit will be the greater of:

            (1) the basic insurance amount plus the total premiums paid into the Contract less any withdrawals, accumulated at an interest rate (between 0% and 8%; in 1/2% increments) chosen by the Contract owner to the date of death; and

            (2) the Contract Fund before the deduction of monthly charges due on that date plus any return of sales charges, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

Unlike Type A and Type B Contracts, the death benefit of a Type C Contract may be less than the basic insurance amount in the event total withdrawals plus interest is greater than total premiums paid plus interest.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type C (return of premium) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract debt.

                                  Type C (Return of Premium) Death Benefit
----------------------------------------------------------------------------------------------------------------
                          IF                                                       THEN
----------------------------------------------------------------------------------------------------------------
                                                                            the Contract Fund
     the            and the                                                 multiplied by the
   insured          Contract     and the premiums paid   the attained age        attained        and the Death
    is age          Fund is     less any withdrawals is     factor is**        age factor is       Benefit is
----------------------------------------------------------------------------------------------------------------
      40            $ 25,000           $ 15,000                3.57               89,250             $265,000
      40            $ 75,000           $ 60,000                3.57              267,750             $310,000
      40            $100,000           $ 80,000                3.57              357,000             $357,000*
----------------------------------------------------------------------------------------------------------------
      60            $ 75,000           $ 60,000                1.92              144,000             $310,000
      60            $125,000           $100,000                1.92              240,000             $350,000
      60            $150,000           $125,000                1.92              288,000             $375,000
----------------------------------------------------------------------------------------------------------------
      80            $150,000           $125,000                1.26              189,000             $375,000
      80            $200,000           $150,000                1.26              252,000             $400,000
      80            $225,000           $175,000                1.26              283,500             $425,000
----------------------------------------------------------------------------------------------------------------
*     Note that the death benefit has been increased to comply with the Internal
      Revenue Code's definition of life insurance.

**    Assumes the Contract owner selected the Cash Value Accumulation Test.
----------------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 40, and the premiums paid with interest less any withdrawals equals $80,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund.

Reports to Contract Owners

Once each year, Pruco Life of New Jersey will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports to the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

                             UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Client Acquisition Process (CAP).

When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using CAP, a registered representative typically collects enough applicant information to start the underwriting process. The representative will forward the information to our underwriting unit, which will call the applicant directly to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors' statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding ours willingness to accept the risk, and the price at which we will accept the risk. We will issuance the insurance policy when the risk has been accepted and priced.

                      ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Basic Insurance Amount

Each time you increase your Basic Insurance Amount, we will send you new Contract data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations. No administrative processing charge is currently being made in connection with an increase in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each coverage segment. When premiums are paid, each payment is allocated to each coverage segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments. Currently, the sales load charge for each coverage segment is equal to 7% of the allocated premium paid in each Contract year up to the Sales Load Target Premium and 1% of allocated premiums paid in excess of this amount for the first four Contract years of the coverage segment, 1% of premiums received up to the Target Premium and % of any excess for the next three Contract years of the coverage segment, and 0% thereafter.

                ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options. In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the basic insurance amount of the Contract.

                          DISTRIBUTION AND COMMISSIONS

Service Fees


Pruco Life of New Jersey and its affiliates may receive compensation from certain investment advisers, administrators, and/or distributors (and/or affiliates thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. There were no amounts paid as commissions to Prusec during the past three years for serving as principal underwriter of the variable insurance contracts issued by Pruco Life of New Jersey. We may also receive a portion of the 12b-1 fees, if any, and service fees deducted from portfolio assets as reimbursement for administrative or other services we render to the portfolios. Some advisers, administrators, distributors, or portfolios may pay us more than others.


                                     EXPERTS


The consolidated financial statements of Pruco Life of New Jersey and its subsidiaries as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and the financial statements of the PruSelect(SM) III Variable Life Subaccounts of the Account as of December 31, 2002 and for each of the three years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this Statement of Additional Information have been examined by Pamela A. Schiz, MAAA, FSA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.


                                PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and
(ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

                                  P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as "hypothetical performance data"). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The "total return" figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if PruSelect(SM) III had been investing in that subaccount during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with PruSelect(SM) III are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

                              FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life of New Jersey and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2002

                                                                                     SUBACCOUNTS
                                             -------------------------------------------------------------------------------------
                                               PRUDENTIAL        PRUDENTIAL                          PRUDENTIAL        PRUDENTIAL
                                                 MONEY          DIVERSIFIED        PRUDENTIAL        FLEXIBLE         CONSERVATIVE
                                                MARKET             BOND              EQUITY           MANAGED           BALANCED
                                               PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                             -------------     -------------     -------------     -------------     -------------
ASSETS
  Investment in the portfolios, at value     $ 198,032,702     $  38,083,739     $ 107,818,976     $ 173,139,660     $  89,679,968
                                             -------------     -------------     -------------     -------------     -------------
  Net Assets ............................    $ 198,032,702     $  38,083,739     $ 107,818,976     $ 173,139,660     $  89,679,968
                                             =============     =============     =============     =============     =============

NET ASSETS, representing:
  Accumulation units ....................    $ 198,032,702     $  38,083,739     $ 107,818,976     $ 173,139,660     $  89,679,968
                                             -------------     -------------     -------------     -------------     -------------
                                             $ 198,032,702     $  38,083,739     $ 107,818,976     $ 173,139,660     $  89,679,968
                                             =============     =============     =============     =============     =============

  Units outstanding .....................      172,737,737        10,678,553        19,923,233        43,783,047        25,819,049
                                             =============     =============     =============     =============     =============

  Portfolio shares held .................       19,803,270         3,519,754         6,845,649        13,795,989         7,214,800
  Portfolio net asset value per share ...    $       10.00     $       10.82     $       15.75     $       12.55     $       12.43
  Investment in portfolio shares, at cost    $ 198,032,702     $  37,782,671     $ 152,798,991     $ 220,533,393     $ 102,314,564



STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                                     SUBACCOUNTS
                                             -------------------------------------------------------------------------------------
                                               PRUDENTIAL        PRUDENTIAL                          PRUDENTIAL        PRUDENTIAL
                                                 MONEY          DIVERSIFIED        PRUDENTIAL        FLEXIBLE         CONSERVATIVE
                                                MARKET             BOND              EQUITY           MANAGED           BALANCED
                                               PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                             -------------     -------------     -------------     -------------     -------------
INVESTMENT INCOME
  Dividend income .......................    $     196,833     $   3,276,955     $   1,122,984     $   5,625,811     $           0
                                             -------------     -------------     -------------     -------------     -------------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and
    for administration ..................           61,871           183,787           756,051         1,166,085           593,026
  Reimbursement for excess expenses .....           (2,656)          (12,073)         (116,115)         (406,137)         (152,831)
                                             -------------     -------------     -------------     -------------     -------------

NET EXPENSES ............................           59,215           171,714           639,936           759,948           440,195
                                             -------------     -------------     -------------     -------------     -------------

NET INVESTMENT INCOME (LOSS) ............          137,618         3,105,241           483,048         4,865,863          (440,195)
                                             -------------     -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received ..                0                 0                 0                 0           250,641
  Realized gain (loss) on shares redeemed                0            (9,455)       (2,321,943)       (1,825,387)         (432,890)
  Net change in unrealized gain (loss)
    on investments ......................                0          (843,675)      (31,063,664)      (29,753,343)       (8,843,882)
                                             -------------     -------------     -------------     -------------     -------------

NET GAIN (LOSS) ON INVESTMENTS ..........                0          (853,130)      (33,385,607)      (31,578,730)       (9,026,131)
                                             -------------     -------------     -------------     -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............    $     137,618     $   2,252,111     $ (32,902,559)    $ (26,712,867)    $  (9,466,326)
                                             =============     =============     =============     =============     =============



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A1

                                                              SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
    PRUDENTIAL                                            PRUDENTIAL                          PRUDENTIAL
    HIGH YIELD        PRUDENTIAL        PRUDENTIAL         NATURAL          PRUDENTIAL        GOVERNMENT       PRUDENTIAL
       BOND           STOCK INDEX          VALUE          RESOURCES           GLOBAL            INCOME         JENNISON
    PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO
  -------------     -------------     -------------     -------------     -------------     -------------    -------------

  $ 184,922,228     $  51,411,010     $  10,121,432     $   4,747,673     $   4,405,221     $   3,844,832    $  12,804,702
  -------------     -------------     -------------     -------------     -------------     -------------    -------------
  $ 184,922,228     $  51,411,010     $  10,121,432     $   4,747,673     $   4,405,221     $   3,844,832    $  12,804,702
  =============     =============     =============     =============     =============     =============    =============


  $ 184,922,228     $  51,411,010     $  10,121,432     $   4,747,673     $   4,405,221     $   3,844,832    $  12,804,702
  -------------     -------------     -------------     -------------     -------------     -------------    -------------
  $ 184,922,228     $  51,411,010     $  10,121,432     $   4,747,673     $   4,405,221     $   3,844,832    $  12,804,702
  =============     =============     =============     =============     =============     =============    =============

     81,584,506        46,575,357         2,623,251         1,045,158         3,616,814         1,379,673        8,733,363
  =============     =============     =============     =============     =============     =============    =============

     40,288,067         2,134,122           736,104           212,424           388,125           307,587        1,001,150
  $        4.59     $       24.09     $       13.75     $       22.35     $       11.35     $       12.50    $       12.79
  $ 201,275,707     $  69,912,633     $  13,567,106     $   4,426,037     $   7,338,297     $   3,705,750    $  25,087,635


------------------
      PRUDENTIAL
         SMALL
   CAPITALIZATION
   STOCK PORTFOLIO
   ---------------


    $   5,223,615
    -------------
    $   5,223,615
    =============


    $   5,223,615
    -------------
    $   5,223,615
    =============

        2,684,228
    =============

          404,618
    $       12.91
    $   5,666,888



                                                              SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
    PRUDENTIAL                                            PRUDENTIAL                          PRUDENTIAL
    HIGH YIELD        PRUDENTIAL        PRUDENTIAL         NATURAL          PRUDENTIAL        GOVERNMENT       PRUDENTIAL
       BOND           STOCK INDEX          VALUE          RESOURCES           GLOBAL            INCOME         JENNISON
    PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO
  -------------     -------------     -------------     -------------     -------------     -------------    -------------
  $  13,370,658     $     758,938     $     165,643     $      55,409     $     505,545     $   2,330,538    $      33,734
  -------------     -------------     -------------     -------------     -------------     -------------    -------------




        594,988           297,612            70,870            45,047           124,264           195,439           94,360
              0                 0                 0                 0                 0                 0                0
  -------------     -------------     -------------     -------------     -------------     -------------    -------------

        594,988           297,612            70,870            45,047           124,264           195,439           94,360
  -------------     -------------     -------------     -------------     -------------     -------------    -------------

     12,775,670           461,326            94,773            10,362           381,281         2,135,099          (60,626)
  -------------     -------------     -------------     -------------     -------------     -------------    -------------



              0           756,603                 0           113,170                 0            10,185                0
       (213,784)       (4,977,977)         (271,466)         (405,450)      (16,732,870)        3,456,959       (1,504,757)

     (5,607,860)      (13,226,597)       (2,901,502)        1,059,928        12,925,399            81,966       (4,518,835)
  -------------     -------------     -------------     -------------     -------------     -------------    -------------

     (5,821,644)      (17,447,971)       (3,172,968)          767,648        (3,807,471)        3,549,110       (6,023,592)
  -------------     -------------     -------------     -------------     -------------     -------------    -------------


  $   6,954,026     $ (16,986,645)    $  (3,078,195)    $     778,010     $  (3,426,190)    $   5,684,209    $  (6,084,218)
  =============     =============     =============     =============     =============     =============    =============



------------------
      PRUDENTIAL
         SMALL
   CAPITALIZATION
   STOCK PORTFOLIO
   ---------------

    $     301,139
    -------------




          146,821
                0
    -------------

          146,821
    -------------

          154,318
    -------------



          705,699
        8,875,583

       (6,116,689)
    -------------

        3,464,593
    -------------


    $   3,618,911
    =============



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A2

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2002

                                                                        SUBACCOUNTS
                                            ------------------------------------------------------------------
                                            T. ROWE PRICE    AIM V.I.      JANUS          MFS        AMERICAN
                                            INTERNATIONAL    PREMIER       ASPEN       EMERGING       CENTURY
                                                STOCK        EQUITY       GROWTH        GROWTH       VP VALUE
                                              PORTFOLIO       FUND       PORTFOLIO      SERIES         FUND
                                             ---------     ---------     ---------     ---------     ---------
ASSETS
  Investment in the portfolios, at value     $  71,056     $ 258,082     $ 343,515     $ 121,919     $  93,567
                                             ---------     ---------     ---------     ---------     ---------
  Net Assets ............................    $  71,056     $ 258,082     $ 343,515     $ 121,919     $  93,567
                                             =========     =========     =========     =========     =========

NET ASSETS, representing:
  Accumulation units ....................    $  71,056     $ 258,082     $ 343,515     $ 121,919     $  93,567
                                             ---------     ---------     ---------     ---------     ---------
                                             $  71,056     $ 258,082     $ 343,515     $ 121,919     $  93,567
                                             =========     =========     =========     =========     =========

  Units outstanding .....................      130,786       502,694       755,177       308,805        80,428
                                             =========     =========     =========     =========     =========

  Portfolio shares held .................        7,673        15,911        23,512        10,237        15,314
  Portfolio net asset value per share ...    $    9.26     $   16.22     $   14.61     $   11.91     $    6.11
  Investment in portfolio shares, at cost    $ 105,476     $ 473,762     $ 571,593     $ 201,278     $ 101,715



STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                        SUBACCOUNTS
                                            ------------------------------------------------------------------
                                            T. ROWE PRICE    AIM V.I.      JANUS          MFS        AMERICAN
                                            INTERNATIONAL    PREMIER       ASPEN       EMERGING       CENTURY
                                                STOCK        EQUITY       GROWTH        GROWTH       VP VALUE
                                              PORTFOLIO       FUND       PORTFOLIO      SERIES         FUND
                                             ---------     ---------     ---------     ---------     ---------
INVESTMENT INCOME
  Dividend income .......................    $     759     $   1,042     $       0     $       0     $     512
                                             ---------     ---------     ---------     ---------     ---------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and
    for administration ..................          685         2,154         3,517           886           677
  Reimbursement for excess expenses .....            0             0             0             0             0
                                             ---------     ---------     ---------     ---------     ---------

NET EXPENSES ............................          685         2,154         3,517           886           677
                                             ---------     ---------     ---------     ---------     ---------

NET INVESTMENT INCOME (LOSS) ............           74        (1,112)       (3,517)         (886)         (165)
                                             ---------     ---------     ---------     ---------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received ..           76             0             0             0         3,312
  Realized gain (loss) on shares redeemed       (2,439)      (10,103)      (10,573)      (19,633)         (362)
  Net change in unrealized gain (loss)
    on investments ......................      (13,638)      (94,894)     (111,624)      (43,188)      (13,811)
                                             ---------     ---------     ---------     ---------     ---------

NET GAIN (LOSS) ON INVESTMENTS ..........      (16,001)     (104,997)     (122,197)      (62,821)      (10,861)
                                             ---------     ---------     ---------     ---------     ---------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............    $ (15,927)    $(106,109)    $(125,714)    $ (63,707)    $ (11,026)
                                             =========     =========     =========     =========     =========



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A3

                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------
                 PROUDENTIAL                                   PRUDENTIAL    JANUS ASPEN
   FRANKLIN      SP ALLIENACE    PRUDENTIAL      PRUDENTIAL    SP INVESCO     AGGRESSIVE     JANUS ASPEN    PRUDENTIAL
   TEMPLETON      LARGE CAP       SP DAVIS      SP SMALL/MID  SMALL COMPANY     GROWTH        BALANCED       SP PIMCO
   SMALL CAP       GROWTH          VALUE         CAP VALUE       GROWTH       PORTFOLIO-      PORTFOLIO-   TOTAL RETURN
     FUND         PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO    SERVICE SHARES  SERVICE SHARES  PORTFOLIO
   ---------     ------------    ---------      ------------  ------------- --------------  -------------- ------------

   $ 126,620      $ 137,325      $ 507,509      $ 485,292      $  80,647      $  41,694      $  47,041      $ 845,339
   ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------
   $ 126,620      $ 137,325      $ 507,509      $ 485,292      $  80,647      $  41,694      $  47,041      $ 845,339
   =========      =========      =========      =========      =========      =========      =========      =========


   $ 126,620      $ 137,325      $ 507,509      $ 485,292      $  80,647      $  41,694      $  47,041      $ 845,339
   ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------
   $ 126,620      $ 137,325      $ 507,509      $ 485,292      $  80,647      $  41,694      $  47,041      $ 845,339
   =========      =========      =========      =========      =========      =========      =========      =========

     251,394        212,842        638,722        551,045        118,669        126,265         53,895        737,892
   =========      =========      =========      =========      =========      =========      =========      =========

       9,970         27,301         66,602         50,134         16,663          2,669          2,206         74,088
   $   12.70      $    5.03      $    7.62      $    9.68      $    4.84      $   15.62      $   21.32      $   11.41
   $ 181,099      $ 154,059      $ 533,511      $ 530,651      $  88,458      $  52,613      $  50,349      $ 824,398



                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------
                 PROUDENTIAL                                   PRUDENTIAL    JANUS ASPEN
   FRANKLIN      SP ALLIENACE    PRUDENTIAL      PRUDENTIAL    SP INVESCO     AGGRESSIVE     JANUS ASPEN    PRUDENTIAL
   TEMPLETON      LARGE CAP       SP DAVIS      SP SMALL/MID  SMALL COMPANY     GROWTH        BALANCED       SP PIMCO
   SMALL CAP       GROWTH          VALUE         CAP VALUE       GROWTH       PORTFOLIO-      PORTFOLIO-   TOTAL RETURN
     FUND         PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO    SERVICE SHARES  SERVICE SHARES  PORTFOLIO
   ---------     ------------    ---------      ------------  ------------- --------------  -------------- ------------

   $     377      $       0      $      11      $   2,103      $       0      $       0      $   1,149      $  12,127
   ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------




         880            265            953            695             89             70            106          1,289
           0              0              0              0              0              0              0              0
   ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------

         880            265            953            695             89             70            106          1,289
   ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------

        (503)          (265)          (942)         1,408            (89)           (70)         1,043         10,838
   ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------



           0              0              0              0              0              0              0              3
     (13,069)        (2,023)        (3,707)        (4,076)        (2,064)        (2,583)        (3,266)         1,078

     (41,036)       (16,828)       (26,899)       (45,480)        (7,827)        (9,362)        (3,391)        21,670
   ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------

     (54,105)       (18,851)       (30,606)       (49,556)        (9,891)       (11,945)        (6,657)        22,751
   ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------


   $ (54,608)     $ (19,116)     $ (31,548)     $ (48,148)     $  (9,980)     $ (12,015)     $  (5,614)     $  33,589
   =========      =========      =========      =========      =========      =========      =========      =========



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A4

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2002

                                                                         SUBACCOUNTS
                                             --------------------------------------------------------------------
                                             PRUDENTIAL    JANUS ASPEN   PRUDENTIAL    PRUDENTIAL     PRUDENTIAL
                                              SP PIMCO    SERIES GROWTH   SP LARGE      SP AIM     SP MFS CAPITAL
                                             HIGH YIELD    PORTFOLIO-    CAP VALUE    CORE EQUITY   OPPORTUNITIES
                                             PORTFOLIO   SERVICE SHARES  PORTFOLIO     PORTFOLIO      PORTFOLIO
                                             ----------  --------------  ----------   -----------  --------------
ASSETS
  Investment in the portfolios, at value     $ 190,623     $  95,541     $ 198,083     $  69,463     $  55,062
                                             ---------     ---------     ---------     ---------     ---------
  Net Assets ............................    $ 190,623     $  95,541     $ 198,083     $  69,463     $  55,062
                                             =========     =========     =========     =========     =========

NET ASSETS, representing:
  Accumulation units ....................    $ 190,623     $  95,541     $ 198,083     $  69,463     $  55,062
                                             ---------     ---------     ---------     ---------     ---------
                                             $ 190,623     $  95,541     $ 198,083     $  69,463     $  55,062
                                             =========     =========     =========     =========     =========

  Units outstanding .....................      188,324       147,070       249,654        89,284        95,349
                                             =========     =========     =========     =========     =========

  Portfolio shares held .................       20,788         6,598        25,363        12,584        11,012
  Portfolio net asset value per share ...    $    9.17     $   14.48     $    7.81     $    5.52     $    5.00
  Investment in portfolio shares, at cost    $ 189,793     $ 108,723     $ 211,230     $  73,895     $  57,569



STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                         SUBACCOUNTS
                                             --------------------------------------------------------------------
                                             PRUDENTIAL    JANUS ASPEN   PRUDENTIAL    PRUDENTIAL     PRUDENTIAL
                                              SP PIMCO    SERIES GROWTH   SP LARGE      SP AIM     SP MFS CAPITAL
                                             HIGH YIELD    PORTFOLIO-    CAP VALUE    CORE EQUITY   OPPORTUNITIES
                                             PORTFOLIO   SERVICE SHARES  PORTFOLIO     PORTFOLIO      PORTFOLIO
                                             ----------  --------------  ----------   -----------  --------------
INVESTMENT INCOME
  Dividend income .......................    $   6,994     $       0     $   1,814     $       0     $       0
                                             ---------     ---------     ---------     ---------     ---------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and
    for administration ..................          334           120           213            89            54
  Reimbursement for excess expenses .....            0             0             0             0             0
                                             ---------     ---------     ---------     ---------     ---------

NET EXPENSES ............................          334           120           213            89            54
                                             ---------     ---------     ---------     ---------     ---------

NET INVESTMENT INCOME (LOSS) ............        6,660          (120)        1,601           (89)          (54)
                                             ---------     ---------     ---------     ---------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received ..            0             0             0             0             0
  Realized gain (loss) on shares redeemed         (807)       (1,710)       (1,605)         (984)         (608)
  Net change in unrealized gain (loss)
    on investments ......................          965       (13,189)      (13,152)       (4,437)       (2,514)
                                             ---------     ---------     ---------     ---------     ---------

NET GAIN (LOSS) ON INVESTMENTS ..........          158       (14,899)      (14,757)       (5,421)       (3,122)
                                             ---------     ---------     ---------     ---------     ---------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............    $   6,818     $ (15,019)    $ (13,156)    $  (5,510)    $  (3,176)
                                             =========     =========     =========     =========     =========



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A5

                                                  SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------
                                                 PRUDENTIAL                    PRUDENTIAL     PRUDENTIAL     PRUDENTIAL
    PRUDENTIAL     PRUDENTIAL    SP PRUDENTIAL     SP AIM       PRUDENTIAL  SP CONSERVATIVE  SP BALANCED     SP GROWTH
  SP STRATEGIC      SP MID      U.S. EMERGING    AGGRESSIVE    SP ALLIANCE       ASSET          ASSET          ASSET
 PARTNERS FOCUSED  CAP GROWTH       GROWTH         GROWTH       TECHNOLOGY     ALLOCATION     ALLOCATION     ALLOCATION
GROWTH PORTFOLIO   PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------------  ----------   --------------   ----------    -----------  ---------------  -----------     ----------

    $  44,706      $ 147,062      $ 180,923      $  85,469      $  44,328      $ 152,147      $ 259,228      $ 352,914
    ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------
    $  44,706      $ 147,062      $ 180,923      $  85,469      $  44,328      $ 152,147      $ 259,228      $ 352,914
    =========      =========      =========      =========      =========      =========      =========      =========


    $  44,706      $ 147,062      $ 180,923      $  85,469      $  44,328      $ 152,147      $ 259,228      $ 352,914
    ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------
    $  44,706      $ 147,062      $ 180,923      $  85,469      $  44,328      $ 152,147      $ 259,228      $ 352,914
    =========      =========      =========      =========      =========      =========      =========      =========

       64,582        307,678        298,078        123,685         87,589        161,912        298,712        443,009
    =========      =========      =========      =========      =========      =========      =========      =========

        8,888         35,956         38,659         16,661         13,232         16,610         32,566         51,596
    $    5.03      $    4.09      $    4.68      $    5.13      $    3.35      $    9.16      $    7.96      $    6.84
    $  49,562      $ 162,844      $ 199,314      $  90,610      $  49,027      $ 149,843      $ 264,310      $ 365,999



                                                  SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------
                                                 PRUDENTIAL                    PRUDENTIAL     PRUDENTIAL     PRUDENTIAL
    PRUDENTIAL     PRUDENTIAL    SP PRUDENTIAL     SP AIM       PRUDENTIAL  SP CONSERVATIVE  SP BALANCED     SP GROWTH
  SP STRATEGIC      SP MID      U.S. EMERGING    AGGRESSIVE    SP ALLIANCE       ASSET          ASSET          ASSET
 PARTNERS FOCUSED  CAP GROWTH       GROWTH         GROWTH       TECHNOLOGY     ALLOCATION     ALLOCATION     ALLOCATION
GROWTH PORTFOLIO   PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------------  ----------   --------------   ----------    -----------  ---------------  -----------     ----------

    $       0      $       0      $       0      $       0      $       0      $      14      $       0      $       0
    ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------




           54            248            279             93             57            185            252            307
            0              0              0              0              0              0              0              0
    ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------

           54            248            279             93             57            185            252            307
    ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------

          (54)          (248)          (279)           (93)           (57)          (171)          (252)          (307)
    ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------



            0              0              0              0              0              3             14             14
         (478)        (3,703)        (4,052)        (1,792)        (2,597)          (189)        (3,038)        (1,811)

       (4,872)       (16,141)       (18,454)        (5,144)        (4,661)         2,302         (5,082)       (13,092)
    ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------

       (5,350)       (19,844)       (22,506)        (6,936)        (7,258)         2,116         (8,106)       (14,889)
    ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------


    $  (5,404)     $ (20,092)     $ (22,785)     $  (7,029)     $  (7,315)     $   1,945      $  (8,358)     $ (15,196)
    =========      =========      =========      =========      =========      =========      =========      =========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A6

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2002

                                                                            SUBACCOUNTS
                                             -------------------------------------------------------------------------
                                                PRUDENTIAL        PRUDENTIAL         PRUDENTIAL
                                               SP AGGRESSIVE      SP JESSISON        SP DEUTSCHE        JANUS ASPEN
                                                  GROWTH         INTERNATIONAL      INTERNATIONAL      INTERNATIONAL
                                             ASSET ALLOCATION       GROWTH             EQUITY        GROWTH PORTFOLIO-
                                                PORTFOLIO          PORTFOLIO          PORTFOLIO       SERVICE SHARES
                                             ----------------    -------------      -------------    -----------------
ASSETS
  Investment in the portfolios, at value      $     159,233      $     149,133      $     153,532      $      29,953
                                              -------------      -------------      -------------      -------------
  Net Assets ............................     $     159,233      $     149,133      $     153,532      $      29,953
                                              =============      =============      =============      =============

NET ASSETS, representing:
  Accumulation units ....................     $     159,233      $     149,133      $     153,532      $      29,953
                                              -------------      -------------      -------------      -------------
                                              $     159,233      $     149,133      $     153,532      $      29,953
                                              =============      =============      =============      =============



  Units outstanding .....................           217,547            215,024            219,450             59,096
                                              =============      =============      =============      =============



  Portfolio shares held .................            26,989             35,340             25,252              1,744
  Portfolio net asset value per share ...     $        5.90      $        4.22      $        6.08      $       17.18
  Investment in portfolio shares, at cost     $     165,950      $     164,937      $     164,605      $      37,669


STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                            SUBACCOUNTS
                                             -------------------------------------------------------------------------
                                                PRUDENTIAL        PRUDENTIAL         PRUDENTIAL
                                               SP AGGRESSIVE      SP JESSISON        SP DEUTSCHE        JANUS ASPEN
                                                  GROWTH         INTERNATIONAL      INTERNATIONAL      INTERNATIONAL
                                             ASSET ALLOCATION       GROWTH             EQUITY        GROWTH PORTFOLIO-
                                                PORTFOLIO          PORTFOLIO          PORTFOLIO       SERVICE SHARES
                                             ----------------    -------------      -------------    -----------------
INVESTMENT INCOME
  Dividend income .......................     $           0      $           0      $           0      $         236
                                              -------------      -------------      -------------      -------------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and
    for administration ..................               137                261                218                 61
  Reimbursement for excess expenses .....                 0                  0                  0                  0
                                              -------------      -------------      -------------      -------------

NET EXPENSES ............................               137                261                218                 61
                                              -------------      -------------      -------------      -------------

NET INVESTMENT INCOME (LOSS) ............              (137)              (261)              (218)               175
                                              -------------      -------------      -------------      -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received ..                 0                  0                  0                  0
  Realized gain (loss) on shares redeemed            (1,560)            (1,201)            (1,547)            (4,461)
  Net change in unrealized gain (loss)
    on investments ......................            (6,717)           (15,806)           (11,192)            (6,891)
                                              -------------      -------------      -------------      -------------

NET GAIN (LOSS) ON INVESTMENTS ..........            (8,277)           (17,007)           (12,739)           (11,352)
                                              -------------      -------------      -------------      -------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............     $      (8,414)     $     (17,268)     $     (12,957)     $     (11,177)
                                              =============      =============      =============      =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A7

                       This page intentionally left blank.


                                       A8

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                           SUBACCOUNTS
                                               ------------------------------------------------------------------
                                                         PRUDENTIAL                        PRUDENTIAL
                                                        MONEY MARKET                    DIVERSIFIED BOND
                                                          PORTFOLIO                         PORTFOLIO
                                               ------------------------------    ------------------------------
                                                 01/01/2002       01/01/2001       01/01/2002       01/01/2001
                                                     TO               TO               TO               TO
                                                 12/31/2002       12/31/2001       12/31/2002       12/31/2001
                                               -------------    -------------    -------------    -------------
OPERATIONS
  Net investment income (loss) .............   $     137,618    $     268,035    $   3,105,241    $   1,409,601
  Capital gains distributions received .....               0                0                0                0
  Realized gain (loss) on shares redeemed ..               0                0           (9,455)         105,815
  Net change in unrealized gain (loss)
    on investments .........................               0                0         (843,675)          24,833
                                               -------------    -------------    -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...............         137,618          268,035        2,252,111        1,540,249
                                               -------------    -------------    -------------    -------------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ..............     194,532,696       22,330,932        1,636,654        1,033,234
  Policy Loans .............................        (170,819)        (119,774)        (724,091)        (600,783)
  Policy Loan Repayments and Interest ......         168,623          145,830          471,473          397,828
  Surrenders, Withdrawals and Death Benefits      (1,039,365)        (373,531)        (841,882)        (793,289)
  Net Transfers between other subaccounts
    or fixed rate option ...................      (1,827,706)     (21,357,864)      10,563,044          264,320
  Withdrawal and Other Charges .............      (1,749,467)        (299,681)      (1,003,360)        (600,202)
                                               -------------    -------------    -------------    -------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM CONTRACT
   OWNER TRANSACTIONS ......................     189,913,962          325,912       10,101,838         (298,892)
                                               -------------    -------------    -------------    -------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS ..............................     190,051,580          593,947       12,353,949        1,241,357

NET ASSETS
  Beginning of year ........................       7,981,122        7,387,175       25,729,790       24,488,433
                                               -------------    -------------    -------------    -------------

  End of year ..............................   $ 198,032,702    $   7,981,122    $  38,083,739    $  25,729,790
                                               =============    =============    =============    =============

  Beginning units ..........................       3,851,492        3,597,046        7,429,898        7,499,168
                                               -------------    -------------    -------------    -------------
  Units issued .............................     175,947,699       22,696,520        4,582,484        1,661,959
  Units redeemed ...........................      (7,061,454)     (22,442,074)      (1,333,829)      (1,731,229)
                                               -------------    -------------    -------------    -------------
  Ending units .............................     172,737,737        3,851,492       10,678,553        7,429,898
                                               =============    =============    =============    =============




--------------------------------
            PRUDENTIAL
              EQUITY
            PORTFOLIO
  ------------------------------
    01/01/2002       01/01/2001
        TO               TO
    12/31/2002       12/31/2001
  -------------    -------------

  $     483,048    $     507,603
              0        8,232,241
     (2,321,943)        (276,033)

    (31,063,664)     (28,252,361)
  -------------    -------------


    (32,902,559)     (19,788,550)
  -------------    -------------


      8,451,671        7,170,174
     (3,082,894)      (4,223,901)
      4,532,943        4,514,428
     (7,532,292)      (8,325,637)

     (3,247,318)        (811,488)
     (4,820,217)      (4,653,648)
  -------------    -------------



     (5,698,107)      (6,330,072)
  -------------    -------------


    (38,600,666)     (26,118,622)


    146,419,642      172,538,264
  -------------    -------------

  $ 107,818,976    $ 146,419,642
  =============    =============

     20,140,307       20,890,252
  -------------    -------------
      3,268,641        1,813,281
     (3,485,715)      (2,563,226)
  -------------    -------------
     19,923,233       20,140,307
  =============    =============



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A9

                                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
          PRUDENTIAL                        PRUDENTIAL                        PRUDENTIAL                        PRUDENTIAL
       FLEXIBLE MANAGED                CONSERVATIVE BALANCED                HIGH YIELD BOND                     STOCK INDEX
          PORTFOLIO                         PORTFOLIO                         PORTFOLIO                          PORTFOLIO
------------------------------    ------------------------------    ------------------------------    -----------------------------
  01/01/2002       01/01/2001       01/01/2002       01/01/2001       01/01/2002       01/01/2001       01/01/2002      01/01/2001
      TO               TO               TO               TO               TO               TO               TO              TO
  12/31/2002       12/31/2001       12/31/2002       12/31/2001       12/31/2002       12/31/2001       12/31/2002      12/31/2001
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------

$   4,865,863    $   7,167,504    $    (440,195)   $   3,052,055    $  12,775,670    $   3,754,260    $     461,326    $    455,459
            0        3,084,677          250,641        1,082,007                0                0          756,603       5,402,695
   (1,825,387)        (359,305)        (432,890)         (22,178)        (213,784)        (129,005)      (4,977,977)        242,550

  (29,753,343)     (23,428,493)      (8,843,882)      (6,728,564)      (5,607,860)      (4,326,984)     (13,226,597)    (17,922,602)
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------


  (26,712,867)     (13,535,617)      (9,466,326)      (2,616,680)       6,954,026         (701,729)     (16,986,645)    (11,821,898)
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------


   15,839,075       14,979,604        7,932,774        7,421,780          495,710          777,492       17,899,200       1,305,448
   (4,618,499)      (5,716,384)      (1,658,724)      (2,385,300)         (84,030)        (178,056)        (735,554)       (894,245)
    5,585,678        5,732,813        2,205,209        2,372,140          146,975          172,178          640,869         739,154
  (11,095,956)     (12,388,245)      (5,094,498)      (5,670,009)        (171,655)        (282,162)      (1,198,083)     (1,030,476)

   (3,338,704)      (1,302,894)      (1,356,610)        (495,252)     145,493,350        4,861,724      (38,762,617)     16,553,115
   (8,477,049)      (8,718,191)      (4,396,763)      (4,483,120)        (705,391)        (289,706)      (1,596,948)       (994,900)
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------



   (6,105,455)      (7,413,297)      (2,368,612)      (3,239,761)     145,174,959        5,061,470      (23,753,133)     15,678,096
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------


  (32,818,322)     (20,948,914)     (11,834,938)      (5,856,441)     152,128,985        4,359,741      (40,739,778)      3,856,198


  205,957,982      226,906,896      101,514,906      107,371,347       32,793,243       28,433,502       92,150,788      88,294,590
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------

$ 173,139,660    $ 205,957,982    $  89,679,968    $ 101,514,906    $ 184,922,228    $  32,793,243    $  51,411,010    $ 92,150,788
=============    =============    =============    =============    =============    =============    =============    ============

   45,114,814       46,592,808       26,398,112       27,153,042       14,583,273       12,511,093       38,188,985      15,903,487
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------
    5,057,463        4,626,015        2,775,123        2,671,758       69,756,883        2,461,548       22,395,707      27,486,019
   (6,389,230)      (6,104,009)      (3,354,186)      (3,426,688)      (2,755,650)        (389,368)     (14,009,335)     (5,200,521)
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------
   43,783,047       45,114,814       25,819,049       26,398,112       81,584,506       14,583,273       46,575,357      38,188,985
=============    =============    =============    =============    =============    =============    =============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A10

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                         SUBACCOUNTS
                                               --------------------------------------------------------------
                                                        PRUDENTIAL                      PRUDENTIAL
                                                          VALUE                     NATURAL RESOURCES
                                                        PORTFOLIO                       PORTFOLIO
                                               ----------------------------    ----------------------------
                                                01/01/2002      01/01/2001      01/01/2002      01/01/2001
                                                    TO              TO              TO              TO
                                                12/31/2002      12/31/2001      12/31/2002      12/31/2001
                                               ------------    ------------    ------------    ------------
OPERATIONS
  Net investment income (loss) .............   $     94,773    $    133,972    $     10,362    $    184,522
  Capital gains distributions received .....              0       1,268,282         113,170         612,431
  Realized gain (loss) on shares redeemed ..       (271,466)        472,503        (405,450)         (3,958)
  Net change in unrealized gain (loss)
    on investments .........................     (2,901,502)     (1,776,579)      1,059,928      (1,862,229)
                                               ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...............     (3,078,195)         98,178         778,010      (1,069,234)
                                               ------------    ------------    ------------    ------------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ..............      1,542,716         616,561         189,320         885,038
  Policy Loans .............................       (204,710)       (252,264)        (96,658)       (110,074)
  Policy Loan Repayments and Interest ......        236,827         288,339         128,551         165,158
  Surrenders, Withdrawals and Death Benefits       (477,995)       (501,908)       (135,446)       (301,694)
  Net Transfers between other subaccounts
    or fixed rate option ...................     (1,022,995)        717,608      (4,594,928)      5,204,240
  Withdrawal and Other Charges .............       (379,053)       (372,741)       (144,866)       (116,906)
                                               ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM CONTRACT
   OWNER TRANSACTIONS ......................       (305,210)        495,595      (4,654,027)      5,725,762
                                               ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS ..............................     (3,383,405)        593,773      (3,876,017)      4,656,528

NET ASSETS
  Beginning of year ........................     13,504,837      12,911,064       8,623,690       3,967,162
                                               ------------    ------------    ------------    ------------

  End of year ..............................   $ 10,121,432    $ 13,504,837    $  4,747,673    $  8,623,690
                                               ============    ============    ============    ============

  Beginning units ..........................      2,639,394       2,406,434       2,244,058         922,727
                                               ------------    ------------    ------------    ------------
  Units issued .............................      1,008,647      16,981,292         314,283       1,544,989
  Units redeemed ...........................     (1,024,790)    (16,748,332)     (1,513,183)       (223,658)
                                               ------------    ------------    ------------    ------------
  Ending units .............................      2,623,251       2,639,394       1,045,158       2,244,058
                                               ============    ============    ============    ============



------------------------------
           PRUDENTIAL
             GLOBAL
           PORTFOLIO
  ----------------------------
   01/01/2002      01/01/2001
       TO              TO
   12/31/2002      12/31/2001
  ------------    ------------

  $    381,281    $   (154,931)
             0      14,209,672
   (16,732,870)       (137,203)

    12,925,399     (26,692,302)
  ------------    ------------


    (3,426,190)    (12,774,764)
  ------------    ------------


       629,622         472,779
       (97,814)       (202,114)
       196,892         181,082
      (316,081)       (346,712)

   (49,598,183)       (102,232)
      (379,805)       (487,951)
  ------------    ------------



   (49,565,369)       (485,148)
  ------------    ------------


   (52,991,559)    (13,259,912)


    57,396,780      70,656,692
  ------------    ------------

  $  4,405,221    $ 57,396,780
  ============    ============

    33,173,812      33,383,887
  ------------    ------------
     1,284,487         666,932
   (30,841,485)       (877,007)
  ------------    ------------
     3,616,814      33,173,812
  ============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A11

                                                       SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
           PRUDENTIAL                       PRUDENTIAL                     PRUDENTIAL                     T. ROWE PRICE
        GOVERNMENT INCOME                    JENNISON              SMALL CAPITALIZATION STOCK          INTERNATIONAL STOCK
           PORTFOLIO                        PORTFOLIO                      PORTFOLIO                       PORTFOLIO
  ----------------------------    ----------------------------    ----------------------------    ----------------------------
   01/01/2002      01/01/2001      01/01/2002      01/01/2001      01/01/2002      01/01/2001      01/01/2002      01/01/2001
       TO              TO              TO              TO              TO              TO              TO              TO
   12/31/2002      12/31/2001      12/31/2002      12/31/2001      12/31/2002      12/31/2001      12/31/2002      12/31/2001
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  $  2,135,099    $     70,076    $    (60,626)   $    (97,391)   $    154,318    $    (47,615)   $         74    $      1,096
        10,185               0               0         210,333         705,699       7,313,184              76               0
     3,456,959           4,973      (1,504,757)     (2,463,081)      8,875,583          34,690          (2,439)           (705)

        81,966          14,375      (4,518,835)     (3,214,381)     (6,116,689)     (4,600,388)        (13,638)        (20,517)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     5,684,209          89,424      (6,084,218)     (5,564,520)      3,618,911       2,699,871         (15,927)        (20,126)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


       118,326          92,971       2,244,644       2,438,873         422,805         288,894           5,966           6,484
       (19,441)        (17,757)       (325,705)       (699,421)       (127,100)       (170,567)              0               0
        23,925          13,885         667,253         494,070         159,161         123,534               0               0
      (120,933)        (63,169)     (1,065,413)     (1,202,046)       (288,883)        (75,674)              0               0

    (3,115,416)        345,701      (1,169,858)     (5,759,410)    (56,196,625)        539,394           1,206          94,201
      (225,056)        (44,789)       (961,322)       (687,525)       (296,067)       (397,238)         (3,607)         (2,808)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



    (3,338,595)        326,842        (610,401)     (5,415,459)    (56,326,709)        308,343           3,565          97,877
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     2,345,614         416,266      (6,694,619)    (10,979,979)    (52,707,798)      3,008,214         (12,362)         77,751


     1,499,218       1,082,952      19,499,321      30,479,300      57,931,413      54,923,199          83,418           5,667
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  $  3,844,832    $  1,499,218    $ 12,804,702    $ 19,499,321    $  5,223,615    $ 57,931,413    $     71,056    $     83,418
  ============    ============    ============    ============    ============    ============    ============    ============

       599,210         464,962       8,388,864      10,419,265      25,175,859      25,043,979         124,345           6,512
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
    58,011,518         211,809       2,885,362       2,004,848         941,242         597,089          22,252         123,969
   (57,231,055)        (77,561)     (2,540,863)     (4,035,249)    (23,432,873)       (465,209)        (15,811)         (6,136)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
     1,379,673         599,210       8,733,363       8,388,864       2,684,228      25,175,859         130,786         124,345
  ============    ============    ============    ============    ============    ============    ============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A12

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                               SUBACCOUNTS
                                              ----------------------------------------------------------------------------
                                                      AIM V.I.                    JANUS                     MFS
                                                   PREMIER EQUITY             ASPEN GROWTH            EMERGING GROWTH
                                                        FUND                    PORTFOLIO                 SERIES
                                              -----------------------    -----------------------   -----------------------
                                              01/01/2002   01/01/2001    01/01/2002   01/01/2001   01/01/2002   01/01/2001
                                                  TO           TO            TO           TO           TO           TO
                                              12/31/2002   12/31/2001    12/31/2002   12/31/2001   12/31/2002   12/31/2001
                                              ----------   ----------    ----------   ----------   ----------   ----------
OPERATIONS
  Net investment income (loss) .............   $  (1,112)   $  (2,245)   $  (3,517)   $  (2,871)   $    (886)   $    (646)
  Capital gains distributions received .....           0        6,409            0          758            0        5,520
  Realized gain (loss) on shares redeemed ..     (10,103)      (4,794)     (10,573)      (4,405)     (19,633)      (6,878)
  Net change in unrealized gain (loss)
    on investments .........................     (94,894)     (42,641)    (111,624)    (115,101)     (43,188)     (21,850)
                                               ---------    ---------    ---------    ---------    ---------    ---------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...............    (106,109)     (43,271)    (125,714)    (121,619)     (63,707)     (23,854)
                                               ---------    ---------    ---------    ---------    ---------    ---------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ..............      49,414       22,187       88,157       75,202       90,665       64,303
  Policy Loans .............................           0            0            0            0            0            0
  Policy Loan Repayments and Interest ......           0            0            0            0            0            0
  Surrenders, Withdrawals and Death Benefits           0       (1,044)        (190)           0         (174)        (654)

  Net Transfers between other subaccounts
    or fixed rate option ...................       6,834       28,423       (1,255)     448,073      (28,142)      41,065
  Withdrawal and Other Charges .............      (9,480)      (6,414)     (22,148)     (15,554)      (7,421)      (4,733)
                                               ---------    ---------    ---------    ---------    ---------    ---------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM CONTRACT
   OWNER TRANSACTIONS ......................      46,768       43,152       64,564      507,721       54,928       99,981
                                               ---------    ---------    ---------    ---------    ---------    ---------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS ..............................     (59,341)        (119)     (61,150)     386,102       (8,779)      76,127

NET ASSETS
  Beginning of year ........................     317,423      317,542      404,665       18,563      130,698       54,571
                                               ---------    ---------    ---------    ---------    ---------    ---------

  End of year ..............................   $ 258,082    $ 317,423    $ 343,515    $ 404,665    $ 121,919    $ 130,698
                                               =========    =========    =========    =========    =========    =========

  Beginning units ..........................     432,628      380,363      647,910       22,170      217,113       65,931
                                               ---------    ---------    ---------    ---------    ---------    ---------
  Units issued .............................     100,187       72,431      157,209      649,427      177,130      189,069
  Units redeemed ...........................     (30,121)     (20,166)     (49,942)     (23,687)     (85,438)     (37,887)
                                               ---------    ---------    ---------    ---------    ---------    ---------
  Ending units .............................     502,694      432,628      755,177      647,910      308,805      217,113
                                               =========    =========    =========    =========    =========    =========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A13

                                               SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
       AMERICAN CENTURY               FRANKLIN             PRUDENTIAL SP ALLIANCE           PRUDENTIAL SP
           VP VALUE                TEMPLETON SMALL            LARGE CAP GROWTH               DAVIS VALUE
             FUND                     CAP FUND                    PORTFOLIO                   PORTFOLIO
  ------------------------    ------------------------    ------------------------    ------------------------
  01/01/2002    01/01/2001    01/01/2002    01/01/2001    01/01/2002    01/01/2001    01/01/2002    01/01/2001
      TO            TO            TO            TO            TO            TO            TO            TO
  12/31/2002    12/31/2001    12/31/2002    12/31/2001    12/31/2002    12/31/2001    12/31/2002    12/31/2001
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------

  $     (165)   $     (117)   $     (503)   $     (316)   $     (265)   $       (3)   $     (942)   $        8
       3,312             0             0             0             0             0             0             0
        (362)           25       (13,069)       (2,055)       (2,023)            0        (3,707)            1

     (13,811)        5,663       (41,036)      (10,713)      (16,828)           94       (26,899)          897
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------


     (11,026)        5,571       (54,608)      (13,084)      (19,116)           91       (31,548)          906
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------


      30,500             0        57,291        25,199       148,020           287       407,242           546
           0             0             0             0             0             0             0             0
           0             0             0             0             0             0             0             0
        (287)            0             0          (728)          (63)            0        (1,028)
                                                                                                             0

      17,854        54,647        (7,955)      127,202        59,446         6,389       268,476        31,057
      (3,021)         (671)      (12,557)       (6,513)      (57,612)         (117)     (167,889)         (253)
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------



      45,046        53,976        36,779       145,160       149,791         6,559       506,801        31,350
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------


      34,020        59,547       (17,829)      132,076       130,675         6,650       475,253        32,256


      59,547             0       144,449        12,373         6,650             0        32,256             0
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------

  $   93,567    $   59,547    $  126,620    $  144,449    $  137,325    $    6,650    $  507,509    $   32,256
  ==========    ==========    ==========    ==========    ==========    ==========    ==========    ==========

      44,326             0       203,031        14,530         6,897             0        33,445             0
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
      44,405        44,855       115,940       213,823       288,311         7,021       826,506        33,712
      (8,303)         (529)      (67,577)      (25,322)      (82,366)         (124)     (221,229)         (267)
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
      80,428        44,326       251,394       203,031       212,842         6,897       638,722        33,445
  ==========    ==========    ==========    ==========    ==========    ==========    ==========    ==========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A14

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                SUBACCOUNTS
                                              ----------------------------------------------------------------------------
                                                     PRUDENTIAL                PRUDENTIAL                JANUS ASPEN
                                                    SP SMALL/MID            SP INVESCO SMALL          AGGRESSIVE GROWTH
                                                      CAP VALUE              COMPANY GROWTH              PORTFOLIO-
                                                      PORTFOLIO                 PORTFOLIO              SERVICE SHARES
                                              ------------------------   -----------------------   -----------------------
                                              01/01/2002    01/01/2001   01/01/2002   01/01/2001   01/01/2002   01/01/2001
                                                  TO            TO           TO           TO           TO           TO
                                              12/31/2002    12/31/2001   12/31/2002   12/31/2001   12/31/2002   12/31/2001
                                              ----------    ----------   ----------   ----------   ----------   ----------
OPERATIONS
  Net investment income (loss) .............   $   1,408    $       8    $     (89)   $       0    $     (70)   $     (31)
  Capital gains distributions received .....           0            0            0            0            0            0
  Realized gain (loss) on shares redeemed ..      (4,076)           0       (2,064)           0       (2,583)        (177)
  Net change in unrealized gain (loss)
    on investments .........................     (45,480)         121       (7,827)          16       (9,362)      (1,557)
                                               ---------    ---------    ---------    ---------    ---------    ---------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...............     (48,148)         129       (9,980)          16      (12,015)      (1,765)
                                               ---------    ---------    ---------    ---------    ---------    ---------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ..............     439,738          507       73,816           19       33,066       11,700
  Policy Loans .............................           0            0            0            0            0            0
  Policy Loan Repayments and Interest ......           0            0            0            0            0            0
  Surrenders, Withdrawals and Death Benefits     (13,510)           0         (257)           0            0            0
  Net Transfers between other subaccounts
    or fixed rate option ...................     296,022       14,339       54,238        1,297       (4,029)      17,397
  Withdrawal and Other Charges .............    (203,560)        (225)     (38,495)          (7)      (2,179)        (481)
                                               ---------    ---------    ---------    ---------    ---------    ---------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM CONTRACT
   OWNER TRANSACTIONS ......................     518,690       14,621       89,302        1,309       26,858       28,616
                                               ---------    ---------    ---------    ---------    ---------    ---------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS ..............................     470,542       14,750       79,322        1,325       14,843       26,851

NET ASSETS
  Beginning of year ........................      14,750            0        1,325            0       26,851            0
                                               ---------    ---------    ---------    ---------    ---------    ---------

  End of year ..............................   $ 485,292    $  14,750    $  80,647    $   1,325    $  41,694    $  26,851
                                               =========    =========    =========    =========    =========    =========

  Beginning units ..........................      14,971            0        1,356            0       58,341            0
                                               ---------    ---------    ---------    ---------    ---------    ---------
  Units issued .............................     776,069       15,200      177,008        1,364       89,811       63,643
  Units redeemed ...........................    (239,995)        (229)     (59,695)          (8)     (21,887)      (5,302)
                                               ---------    ---------    ---------    ---------    ---------    ---------
  Ending units .............................     551,045       14,971      118,669        1,356      126,265       58,341
                                               =========    =========    =========    =========    =========    =========

*Date subaccounts became available




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A15

                                            SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
          JANUS ASPEN                PRUDENTIAL                  PRUDENTIAL                  JANUS ASPEN
           BALANCED                   SP PIMCO                    SP PIMCO                  SERIES GROWTH
          PORTFOLIO-                TOTAL RETURN                 HIGH YIELD                   PORTFOLIO-
        SERVICE SHARES                PORTFOLIO                   PORTFOLIO                SERVICE SHARES
  ------------------------    ------------------------    ------------------------    -------------------------
  01/01/2002    01/01/2001    01/01/2002    01/01/2001    01/01/2002    01/01/2001    01/01/2002    08/06/2001*
      TO            TO            TO            TO            TO            TO            TO            TO
  12/31/2002    12/31/2001    12/31/2002    12/31/2001    12/31/2002    12/31/2001    12/31/2002    12/31/2001
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------

  $    1,043    $      552    $   10,838    $      353    $    6,660    $      152    $     (120)   $        0
           0             0             3           602             0             0             0             0
      (3,266)          (65)        1,078            58          (807)            0        (1,710)            0

      (3,391)           83        21,670          (729)          965          (135)      (13,189)            7
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------


      (5,614)          570        33,589           284         6,818            17       (15,019)            7
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------


      45,901        16,206       468,755         3,259       133,015            82       100,957            42
           0             0             0             0             0             0             0             0
           0             0             0             0             0             0             0             0
           0             0        (4,071)            0          (312)            0          (260)            0

     (29,438)       23,442       489,780        28,317        78,820         9,964        56,061           752
      (3,388)         (638)     (174,141)         (433)      (37,647)         (134)      (46,957)          (42)
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------



      13,075        39,010       780,323        31,143       173,876         9,912       109,801           752
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------


       7,461        39,580       813,912        31,427       180,694         9,929        94,782           759


      39,580             0        31,427             0         9,929             0           759             0
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------

  $  47,041    $   39,580    $  845,339    $   31,427    $  190,623    $    9,929    $   95,541    $      759
  ==========    ==========    ==========    ==========    ==========    ==========    ==========    ==========

      42,239             0        29,749             0         9,795             0           854             0
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
      51,139        49,816       935,160        32,979       222,739         9,926       271,895           901
     (39,483)       (7,577)     (227,017)       (3,230)      (44,210)         (131)     (125,679)          (47)
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
      53,895        42,239       737,892        29,749       188,324         9,795       147,070           854
  ==========    ==========    ==========    ==========    ==========    ==========    ==========    ==========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A16

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                SUBACCOUNTS
                                              -----------------------------------------------------------------------------
                                                      PRUDENTIAL                 PRUDENTIAL                PRUDENTIAL
                                                      SP LARGE                    SP AIM                 SP MFS CAPITAL
                                                      CAP VALUE                 CORE EQUITY              OPPORTUNITIES
                                                      PORTFOLIO                  PORTFOLIO                 PORTFOLIO
                                              -------------------------  ------------------------  ------------------------
                                              01/01/2002    08/06/2001*  01/01/2002   08/06/2001*  01/01/2002   02/12/2001*
                                                  TO            TO           TO           TO           TO           TO
                                              12/31/2002    12/31/2001   12/31/2002   12/31/2001   12/31/2002   12/31/2001
                                              ----------    ----------   ----------   ----------   ----------   ----------
OPERATIONS
  Net investment income (loss) .............   $   1,601    $       0    $     (89)   $       0    $     (54)   $       0
  Capital gains distributions received .....           0            0            0            0            0            0
  Realized gain (loss) on shares redeemed ..      (1,605)           0         (984)           0         (608)           0
  Net change in unrealized gain (loss)
    on investments .........................     (13,152)           5       (4,437)           5       (2,514)           7
                                               ---------    ---------    ---------    ---------    ---------    ---------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...............     (13,156)           5       (5,510)           5       (3,176)           7
                                               ---------    ---------    ---------    ---------    ---------    ---------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ..............     186,786           23       61,279           20       53,819            0
  Policy Loans .............................           0            0            0            0            0            0
  Policy Loan Repayments and Interest ......           0            0            0            0            0            0
  Surrenders, Withdrawals and Death Benefits        (983)           0          (27)           0         (471)           0
  Net Transfers between other subaccounts
    or fixed rate option ...................     115,949          712       49,463        1,187       23,763          490
  Withdrawal and Other Charges .............     (91,210)         (43)     (36,920)         (34)     (19,370)           0
                                               ---------    ---------    ---------    ---------    ---------    ---------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM CONTRACT
   OWNER TRANSACTIONS ......................     210,542          692       73,795        1,173       57,741          490
                                               ---------    ---------    ---------    ---------    ---------    ---------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS ..............................     197,386          697       68,285        1,178       54,565          497

NET ASSETS
  Beginning of year ........................         697            0        1,178            0          497            0
                                               ---------    ---------    ---------    ---------    ---------    ---------

  End of year ..............................   $ 198,083    $     697    $  69,463    $   1,178    $  55,062    $     497
                                               =========    =========    =========    =========    =========    =========

  Beginning units ..........................         732            0        1,281            0          612            0
                                               ---------    ---------    ---------    ---------    ---------    ---------
  Units issued .............................     364,365          778      135,886        1,318      127,702          612
  Units redeemed ...........................    (115,443)         (46)     (47,883)         (37)     (32,965)           0
                                               ---------    ---------    ---------    ---------    ---------    ---------
  Ending units .............................     249,654          732       89,284        1,281       95,349          612
                                               =========    =========    =========    =========    =========    =========

*Date subaccounts became available.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A17

                                              SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
         PRUDENTIAL SP                PRUDENTIAL                SP PRUDENTIAL                 PRUDENTIAL
      STRATEGIC PARTNERS              SP MID CAP                U.S. EMERGING             SP AIM AGGRESSIVE
       FOCUSED GROWTH                  GROWTH                      GROWTH                       GROWTH
          PORTFOLIO                   PORTFOLIO                  PORTFOLIO                    PORTFOLIO
  -------------------------   -------------------------   -------------------------   -------------------------
  01/01/2002    08/06/2001*   01/01/2002    02/12/2001*   01/01/2002    02/12/2001*   01/01/2002    02/12/2001*
      TO            TO            TO            TO            TO            TO            TO            TO
  12/31/2002    12/31/2001    12/31/2002    12/31/2001    12/31/2002    12/31/2001    12/31/2002    12/31/2001
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------

  $      (54)   $        0    $     (248)   $       (6)   $     (279)   $       (3)   $      (93)   $        0
           0             0             0             0             0             0             0             0
        (478)            0        (3,703)            1        (4,052)            0        (1,792)            0

      (4,872)           16       (16,141)          359       (18,454)           63        (5,144)            3
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------


      (5,404)           16       (20,092)          354       (22,785)           60        (7,029)            3
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------


      34,309           (57)      137,350             1       190,748           401        93,577             7
           0             0             0             0             0             0             0             0
           0             0             0             0             0             0             0             0
        (116)            0          (295)            0        (1,118)            0          (395)            0

      30,642         1,861        70,313         5,526        85,414        12,533        50,158           262
     (16,546)            1       (46,061)          (34)      (84,179)         (151)      (51,102)          (12)
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------



      48,289         1,805       161,307         5,493       190,865        12,783        92,238           257
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------


      42,885         1,821       141,215         5,847       168,080        12,843        85,209           260


       1,821             0         5,847             0        12,843             0           260             0
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------

  $   44,706    $    1,821    $  147,062    $    5,847    $  180,923    $   12,843    $   85,469    $      260
  ==========    ==========    ==========    ==========    ==========    ==========    ==========    ==========

       1,961             0         6,253             0        13,918             0           297             0
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
      84,656         1,961       414,683         6,292       424,403        14,086       201,632           311
     (22,035)            0      (113,258)          (39)     (140,243)         (168)      (78,244)          (14)
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
      64,582         1,961       307,678         6,253       298,078        13,918       123,685           297
  ==========    ==========    ==========    ==========    ==========    ==========    ==========    ==========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A18

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                 SUBACCOUNTS
                                              -----------------------------------------------------------------------------
                                                     PRUDENTIAL                 PRUDENTIAL                PRUDENTIAL
                                                     SP ALLIANCE              SP CONSERVATIVE          SP BALANCED ASSET
                                                     TECHNOLOGY              ASSET ALLOCATION             ALLOCATION
                                                      PORTFOLIO                  PORTFOLIO                 PORTFOLIO
                                              -------------------------  ------------------------  ------------------------
                                              01/01/2002    02/12/2001*  01/01/2002   08/06/2001*  01/01/2002   08/06/2001*
                                                  TO            TO           TO           TO           TO           TO
                                              12/31/2002    12/31/2001   12/31/2002   12/31/2001   12/31/2002   12/31/2001
                                              ----------    ----------   ----------   ----------   ----------   ----------
OPERATIONS
  Net investment income (loss) .............   $     (57)   $       0    $    (171)   $       4    $    (252)   $       0
  Capital gains distributions received .....           0            0            3            0           14            0
  Realized gain (loss) on shares redeemed ..      (2,597)           0         (189)           0       (3,038)           0
  Net change in unrealized gain (loss)
    on investments .........................      (4,661)         (38)       2,302            2       (5,082)           0
                                               ---------    ---------    ---------    ---------    ---------    ---------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...............      (7,315)         (38)       1,945            6       (8,358)           0
                                               ---------    ---------    ---------    ---------    ---------    ---------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ..............      39,643          (30)     102,969           97      212,134            0
  Policy Loans .............................           0            0            0            0            0            0
  Policy Loan Repayments and Interest ......           0            0            0            0            0            0
  Surrenders, Withdrawals and Death Benefits        (221)           0          (82)           0         (143)           0
  Net Transfers between other subaccounts
    or fixed rate option ...................      28,040        1,547       96,165          371      167,184           22
  Withdrawal and Other Charges .............     (17,291)          (7)     (49,275)         (49)    (111,611)           0
                                               ---------    ---------    ---------    ---------    ---------    ---------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM CONTRACT
   OWNER TRANSACTIONS ......................      50,171        1,510      149,777          419      267,564           22
                                               ---------    ---------    ---------    ---------    ---------    ---------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS ..............................      42,856        1,472      151,722          425      259,206           22

NET ASSETS
  Beginning of year ........................       1,472            0          425            0           22            0
                                               ---------    ---------    ---------    ---------    ---------    ---------

  End of year ..............................   $  44,328    $   1,472    $ 152,147    $     425    $ 259,228    $      22
                                               =========    =========    =========    =========    =========    =========

  Beginning units ..........................       1,702            0          424            0           22            0
                                               ---------    ---------    ---------    ---------    ---------    ---------
  Units issued .............................     162,334        1,710      211,874          478      471,491           22
  Units redeemed ...........................     (76,447)          (8)     (50,386)         (54)    (172,801)           0
                                               ---------    ---------    ---------    ---------    ---------    ---------
  Ending units .............................      87,589        1,702      161,912          424      298,712           22
                                               =========    =========    =========    =========    =========    =========

*Date subaccounts became available.




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A19

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                              PRUDENTIAL
         PRUDENTIAL          SP AGGRESSIVE            PRUDENTIAL                  PRUDENTIAL                 JANUS ASPEN
       SP GROWTH ASSET          GROWTH               SP JENNISON                 SP DEUTSCHE            INTERNATIONAL GROWTH
         ALLOCATION         ASSET ALLOCATION     INTERNATIONAL GROWTH        INTERNATIONAL EQUITY            PORTFOLIO-
          PORTFOLIO            PORTFOLIO               PORTFOLIO                   PORTFOLIO               SERVICE SHARES
 -------------------------  ----------------  -------------------------   -------------------------   ------------------------
 01/01/2002    08/06/2001*    01/01/2002      01/01/2002    08/06/2001*   01/01/2002    02/12/2001*   01/01/2002    01/01/2001
     TO            TO             TO              TO            TO            TO            TO            TO            TO
 12/31/2002    12/31/2001     12/31/2002      12/31/2002    12/31/2001    12/31/2002    12/31/2001    12/31/2002    12/31/2001
 ----------    ----------     ----------      ----------    ----------    ----------    ----------    ----------    ----------

 $     (307)   $        0     $     (137)     $     (261)   $       (2)   $     (218)   $       (2)   $      175    $      118
         14             0              0               0             0             0             0             0             0
     (1,811)            0         (1,560)         (1,201)            0        (1,547)            0        (4,461)         (457)

    (13,092)            7         (6,717)        (15,806)            2       (11,192)          119        (6,891)         (825)
 ----------    ----------     ----------      ----------    ----------    ----------    ----------    ----------    ----------


    (15,196)            7         (8,414)        (17,268)            0       (12,957)          117       (11,177)       (1,164)
 ----------    ----------     ----------      ----------    ----------    ----------    ----------    ----------    ----------


    361,774             0        176,176         140,379            94       145,746             9        27,849         9,697
          0             0              0               0             0             0             0             0             0
          0             0              0               0             0             0             0             0             0
       (840)            0         (7,736)           (357)            0          (695)            0             0             0

    197,120           763         58,550          69,665        11,151        78,436         5,175        (9,299)       16,400
   (190,714)            0        (59,343)        (54,466)          (65)      (62,195)         (104)       (1,967)         (386)
 ----------    ----------     ----------      ----------    ----------    ----------    ----------    ----------    ----------



    367,340           763        167,647         155,221        11,180       161,292         5,080        16,583        25,711
 ----------    ----------     ----------      ----------    ----------    ----------    ----------    ----------    ----------


    352,144           770        159,233         137,953        11,180       148,335         5,197         5,406        24,547


        770             0              0          11,180             0         5,197             0        24,547             0
 ----------    ----------     ----------      ----------    ----------    ----------    ----------    ----------    ----------

 $  352,914    $      770     $  159,233      $  149,133    $   11,180    $  153,532    $    5,197    $   29,953    $   24,547
 ==========    ==========     ==========      ==========    ==========    ==========    ==========    ==========    ==========

        798             0              0          12,453             0         5,882             0        35,884             0
 ----------    ----------     ----------      ----------    ----------    ----------    ----------    ----------    ----------
    711,412           798        307,839         277,167        12,526       302,195         6,005        47,166        41,036
   (269,201)            0        (90,292)        (74,596)          (73)      (88,627)         (123)      (23,954)       (5,152)
 ----------    ----------     ----------      ----------    ----------    ----------    ----------    ----------    ----------
    443,009           798        217,547         215,024        12,453       219,450         5,882        59,096        35,884
 ==========    ==========     ==========      ==========    ==========    ==========    ==========    ==========    ==========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A20

                        NOTES TO FINANCIAL STATEMENTS OF
              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
                                DECEMBER 31, 2002

NOTE 1: GENERAL

        Pruco Life of New Jersey Variable Appreciable Account (the "Account") was established on January 13, 1984 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life of New Jersey's other assets. Proceeds from the purchases of Pruco Life of New Jersey Variable Appreciable Life ("VAL"), Pruco Life of New Jersey PRUvider Variable Appreciable Life ("PRUvider"), effective November 10, 1999 Pruco Life of New Jersey PruSelect III ("PSEL III"), effective May 1, 2000 Pruco Life of New Jersey Survivorship Variable Universal Life ("SVUL") and effective February 12, 2001 Pruco Life of New Jersey PruLife Custom Premier ("VUL") contracts are invested in the Account.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual life insurance contracts. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or one of the non-Prudential administered funds. Investment options vary by contract. Options available to the Variable Appreciable Account contracts which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, Prudential Natural Resources Portfolio, Prudential Global Portfolio, Prudential Government Income Portfolio, Prudential Jennison Portfolio, Prudential Small Capitalization Stock Portfolio, Prudential SP Alliance Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Small/Mid Cap Value Portfolio, Prudential SP INVESCO Small Company Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Portfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP MFS Capital Opportunities Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP AIM Aggressive Growth Portfolio, Prudential SP Alliance Technology Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP Jennison International Growth Portfolio and Prudential SP Deutsche International Equity Portfolio. Options available to the Variable Appreciable Account contracts which invest in a corresponding portfolio of the non-Prudential administered funds are: T. Rowe Price International Stock Portfolio, AIM V.I. Premier Equity Fund, Janus Aspen Growth Portfolio, MFS Emerging Growth Series, American Century VP Value Fund, Franklin Templeton Small Cap Fund, American Century VP Income and Growth Portfolio, Dreyfus Midcap Growth Portfolio, Dreyfus Small Cap Portfolio, Goldman Sachs Core Small Cap Equity, INVESCO VIF-Utilities Fund, INVESCO VIF-Technology Fund, Janus Aspen Aggressive Growth Portfolio - Service Shares, Janus Aspen Balanced Portfolio - Service Shares, Oppenheimer Aggressive Growth Fund/VA, Janus Aspen Series Growth Portfolio - Service Shares and Janus Aspen
        International Growth Portfolio - Service Shares. These financial statements relate only to the subaccounts available to the Variable Appreciable Account contract owners.

        The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

        At December 31, 2001 there were no balances pertaining to the Prudential SP Aggressive Growth Asset Allocation Portfolio.

        At  December  31,  2002  there  were  no  balances   pertaining  to  the
        Oppenheimer Aggressive Growth Fund/VA.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.


        INVESTMENTS--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio, which value their investment securities at fair value.



                                       A21

        SECURITY TRANSACTIONS--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        DISTRIBUTIONS RECEIVED--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the distribution date.


NOTE 3: CHARGES AND EXPENSES

        A. Mortality Risk and Expense Risk Charges

        The mortality risk and expense risk charges, at an effective annual rate of up to 0.60%, 0.90%, 0.50%, 0.90% and 0.45% are applied daily against the net assets of VAL, PRUvider, PSEL III, SVUL and VUL contract owners held in each subaccount, respectively. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life of New Jersey. Pruco Life of New Jersey currently intends to charge only 0.20% on PSEL III contracts but reserves the right to make the full 0.50% charge. For VUL contracts Pruco Life of New Jersey intends to charge only 0.25% but reserves the right to charge 0.45%.

        B. Deferred Sales Charge

        A deferred sales charge is imposed upon surrenders of certain VAL, PRUvider, SVUL and VUL contracts to compensate Pruco Life of New Jersey for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits.

        C. Partial Withdrawal Charge

        A charge is imposed by Pruco Life of New Jersey on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% and $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a VAL or PRUvider contract and PSEL III, SVUL or VUL contract, respectively.

        D. Expense Reimbursement

        The Account is reimbursed by Pruco Life of New Jersey for expenses in excess of 0.40% of the VAL product's average daily net assets incurred by the Prudential Money Market, Prudential Diversified Bond, Prudential Equity, Prudential Flexible Managed and Prudential Conservative Balanced Portfolios of the Series Fund.

        E. Cost of Insurance and Other Related Charges

        Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; and (3) sales charges which are deducted in order to compensate Pruco Life of New Jersey for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Pruco Life of New Jersey for the guaranteed minimum death benefit risk.

NOTE 4: TAXES

        Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life of New Jersey management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.



                                       A22

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Series Fund and the non-Prudential administered funds for December 31, 2002 were as follows:


                                                                           PURCHASES           SALES
                                                                         -------------    ---------------
        Prudential Money Market Portfolio .............................  $ 194,725,050    $   (4,870,303)
        Prudential Diversified Bond Portfolio .........................  $  11,406,189    $   (1,476,065)
        Prudential Equity Portfolio ...................................  $   1,383,691    $   (7,721,733)
        Prudential Flexible Managed Portfolio .........................  $   1,819,934    $   (8,685,336)
        Prudential Conservative Balanced Portfolio ....................  $   1,224,111    $   (4,032,917)
        Prudential High Yield Bond Portfolio ..........................  $ 145,800,482    $   (1,220,511)
        Prudential Stock Index Portfolio ..............................  $  18,406,718    $  (42,457,462)
        Prudential Value Portfolio ....................................  $   1,294,723    $   (1,670,802)
        Prudential Natural Resources Portfolio ........................  $     964,955    $   (5,664,030)
        Prudential Global Portfolio ...................................  $     458,495    $  (50,148,127)
        Prudential Government Income Portfolio ........................  $ 146,172,250    $ (149,706,284)
        Prudential Jennison Portfolio .................................  $   1,363,093    $   (2,067,854)
        Prudential Small Capitalization Stock Portfolio ...............  $     866,431    $  (57,339,960)
        T. Rowe Price International Stock Portfolio ...................  $       9,514    $       (6,634)
        AIM V.I. Premier Equity Fund ..................................  $      63,978    $      (19,363)
        Janus Aspen Growth Portfolio ..................................  $      85,548    $      (24,502)
        MFS Emerging Growth Series ....................................  $      96,176    $      (42,134)
        American Century VP Value Fund. ...............................  $      51,970    $       (7,601)
        Franklin Templeton Small Cap Fund .............................  $      66,424    $      (30,526)
        Prudential SP Alliance Large Cap Growth Portfolio .............  $     166,481    $      (16,955)
        Prudential SP Davis Value Portfolio ...........................  $     549,417    $      (43,569)
        Prudential SP Small/Mid Cap Value Portfolio. ..................  $     563,912    $      (45,916)
        Prudential SP INVESCO Small Company Growth Portfolio ..........  $     101,849    $      (12,636)
        Janus Aspen Aggressive Growth Portfolio-Service Shares ........  $      34,460    $       (7,673)
        Janus Aspen Balanced Portfolio-Service Shares .................  $      47,459    $      (34,490)
        Prudential SP PIMCO Total Return Portfolio ....................  $     879,570    $     (100,538)
        Prudential SP PIMCO High Yield Portfolio ......................  $     190,653    $      (17,112)
        Janus Aspen Series Growth Portfolio - Service Shares ..........  $     173,431    $      (63,750)
        Prudential SP Large Cap Value Portfolio .......................  $     228,126    $      (17,796)
        Prudential SP AIM Core Equity Portfolio .......................  $      86,995    $      (13,290)
        Prudential SP MFS Capital Opportunities Portfolio .............  $      64,810    $       (7,123)
        Prudential SP Strategic Partners Focused Growth Portfolio .....  $      54,541    $       (6,306)
        Prudential SP Mid Cap Growth Portfolio ........................  $     180,684    $      (19,626)
        SP Prudential U.S. Emerging Growth Portfolio ..................  $     212,623    $      (22,037)
        Prudential SP AIM Aggressive Growth Portfolio .................  $     113,714    $      (21,569)
        Prudential SP Alliance Technology Portfolio ...................  $      81,582    $      (31,468)
        Prudential SP Conservative Asset Allocation Portfolio .........  $     164,332    $      (14,741)
        Prudential SP Balanced Asset Allocation Portfolio .............  $     340,965    $      (73,654)
        Prudential SP Growth Asset Allocation Portfolio ...............  $     431,722    $      (64,688)
        Prudential SP Aggressive Growth Asset Allocation Portfolio ....  $     201,379    $      (33,869)
        Prudential SP Jennison International Growth Portfolio .........  $     169,148    $      (14,187)
        Prudential SP Deutsche International Equity Portfolio .........  $     176,204    $      (15,130)
        Janus Aspen International Growth Portfolio-Service Shares .....  $      28,826    $      (12,304)




                                       A23

NOTE 6: RELATED PARTY TRANSACTIONS

        Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the Series Fund and the non-Prudential adminstered funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

        The Series Fund has a management agreement with Prudential Investment LLC ("PI"), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

        The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

        PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

        Prudential Mutual Fund Services LLC, an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent.

NOTE 7: FINANCIAL HIGHLIGHTS

        The Pruco Life of New Jersey sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life of New Jersey have the highest and lowest total return. Only product designs within the Account that had units outstanding throughout the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options as discussed in note 1.

                                                                                         AT DECEMBER 31, 2002
                                                                            ------------------------------------------
                                                                             UNITS         UNIT VALUE       NET ASSETS
                                                                             (000s)     LOWEST TO HIGHEST     (000s)
                                                                            -------   --------------------  ----------
Prudential Money Market Portfolio ........................................  172,738   $1.04174 to $2.21945   $198,032
Prudential Diversified Bond Portfolio ....................................   10,679   $1.10563 to $3.69970   $ 38,084
Prudential Equity Portfolio ..............................................   19,923   $0.71954 to $5.65783   $107,819
Prudential Flexible Managed Portfolio ....................................   43,783   $0.80187 to $4.09497   $173,139
Prudential Conservative Balanced Portfolio ...............................   25,819   $0.87358 to $3.62885   $ 89,680
Prudential High Yield Bond Portfolio .....................................   81,585   $0.92426 to $2.26950   $184,922
Prudential Stock Index Portfolio .........................................   46,575   $0.62117 to $3.79264   $ 51,411
Prudential Value Portfolio ...............................................    2,623   $0.89376 to $4.08489   $ 10,121
Prudential Natural Resources Portfolio ...................................    1,045   $4.54254 to $4.54254   $  4,748
Prudential Global Portfolio ..............................................    3,617   $0.50434 to $1.29103   $  4,406
Prudential Government Income Portfolio ...................................    1,380   $2.78677 to $2.78677   $  3,845
Prudential Jennison Portfolio ............................................    8,733   $0.44328 to $1.65033   $ 12,805
Prudential Small Capitalization Stock Portfolio ..........................    2,684   $1.94604 to $1.94604   $  5,224
T. Rowe Price International Stock Portfolio ..............................      131   $0.54330 to $0.54330   $     71
AIM V.I. Premier Equity Fund .............................................      503   $0.50008 to $0.57069   $    258
Janus Aspen Growth Portfolio .............................................      755   $0.45488 to $0.45488   $    344
MFS Emerging Growth Series ...............................................      309   $0.35823 to $0.49100   $    122
American Century VP Value Fund ...........................................       80   $1.16337 to $1.16337   $     94
Franklin Templeton Small Cap Fund ........................................      251   $0.50033 to $0.50555   $    126
Prudential SP Alliance Large Cap Growth Portfolio ........................      213   $0.63892 to $0.65960   $    138
Prudential SP Davis Value Portfolio ......................................      639   $0.78949 to $0.81040   $    508
Prudential SP Small/Mid Cap Value Portfolio ..............................      551   $0.82323 to $0.89000   $    485
Prudential SP INVESCO Small Company Growth Portfolio .....................      119   $0.67884 to $0.67960   $     81
Janus Aspen Aggressive Growth Portfolio-Service Shares ...................      126   $0.33021 to $0.33021   $     42
Janus Aspen Balanced Portfolio-Service Shares ............................       54   $0.87282 to $0.87282   $     47
Prudential SP PIMCO Total Return Portfolio ...............................      738   $1.11264 to $1.22547   $    845
Prudential SP PIMCO High Yield Portfolio .................................      188   $1.00616 to $1.01499   $    191
Janus Aspen Series Growth Portfolio-Service Shares .......................      147   $0.64963 to $0.64963   $     96
Prudential SP Large Cap Value Portfolio ..................................      250   $0.78673 to $0.79398   $    198
Prudential SP AIM Core Equity Portfolio ..................................       89   $0.77800 to $0.77800   $     69


           FOR THE YEAR ENDED DECEMBER 31, 2002
 ---------------------------------------------------------
  INVESTMENT        EXPENSE RATIO        TOTAL RETURN
 INCOME RATIO*   LOWEST TO HIGHEST**  LOWEST TO HIGHEST***
 -------------   -------------------  --------------------

     1.36%          0.20% to 0.90%       0.63% to 1.31%
    10.60%          0.25% to 0.90%       6.11% to 6.79%
     0.89%          0.25% to 0.90%     -23.04% to -22.54%
     2.99%          0.37% to 0.90%     -13.52% to -13.06%
     0.00%          0.42% to 0.90%      -9.79% to -9.36%
    13.32%          0.25% to 0.90%       0.60% to 1.23%
     1.13%          0.20% to 0.90%     -22.90% to -22.35%
     1.41%          0.60% to 0.90%     -22.66% to -22.12%
     0.74%          0.60% to 0.60%      18.21% to 18.21%
     2.47%          0.25% to 0.90%     -25.80% to -25.33%
     7.15%          0.60% to 0.60%      11.38% to 11.38%
     0.21%          0.25% to 0.90%     -31.57% to -31.13%
     1.24%          0.60% to 0.60%     -15.43% to -15.43%
     0.99%          0.90% to 0.90%     -19.01% to -19.01%
     0.38%          0.20% to 0.90%     -30.89% to -30.40%
     0.00%          0.90% to 0.90%     -27.17% to -27.17%
     0.00%          0.20% to 0.90%     -34.35% to -33.89%
     0.68%          0.90% to 0.90%     -13.40% to -13.40%
     0.27%          0.20% to 0.90%     -29.32% to -28.82%
     0.00%          0.25% to 0.90%     -31.81% to -31.36%
     0.00%          0.25% to 0.90%     -16.44% to -15.91%
     0.98%          0.25% to 0.90%     -15.14% to -14.60%
     0.00%          0.25% to 0.90%     -30.89% to -30.43%
     0.00%          0.20% to 0.20%     -28.25% to -28.25%
     2.17%          0.20% to 0.20%      -6.85% to -6.85%
     3.75%          0.20% to 0.90%       8.40% to 9.15%
     9.68%          0.25% to 0.90%      -0.74% to -0.11%
     0.00%          0.25% to 0.25%     -26.90% to -26.90%
     2.28%          0.25% to 0.90%     -17.12% to -16.58%
     0.00%          0.25% to 0.25%     -15.42% to -15.42%



                                       A24

                                                                                         AT DECEMBER 31, 2002
                                                                            ------------------------------------------
                                                                             UNITS         UNIT VALUE       NET ASSETS
                                                                             (000s)     LOWEST TO HIGHEST     (000s)
                                                                            -------   --------------------  ----------
Prudential SP MFS Capital Opportunities Portfolio ........................       95   $0.57748 to $0.57748   $     55
Prudential SP Strategic Partners Focused Growth Portfolio ................       64   $0.68600 to $0.69228   $     44
Prudential SP Mid Cap Growth Portfolio ...................................      307   $0.46893 to $0.50358   $    147
SP Prudential U.S. Emerging Growth Portfolio .............................      298   $0.60504 to $0.62375   $    181
Prudential SP AIM Aggressive Growth Portfolio ............................      124   $0.69102 to $0.69102   $     85
Prudential SP Alliance Technology Portfolio ..............................       88   $0.50609 to $0.50609   $     44
Prudential SP Conservative Asset Allocation Portfolio .....................     162   $0.93287 to $0.94126   $    152
Prudential SP Balanced Asset Allocation Portfolio ........................      299   $0.86782 to $0.86782   $    259
Prudential SP Growth Asset Allocation Portfolio ..........................      443   $0.79663 to $0.79663   $    353
Prudential SP Aggressive Growth Asset Allocation Portfolio ...............      218   $0.72551 to $0.73212   $    159
Prudential SP Jennison International Growth Portfolio ....................      215   $0.68881 to $0.69495   $    149
Prudential SP Deutsche International Equity Portfolio ....................      220   $0.69143 to $0.74954   $    153
Janus Aspen International Growth Portfolio-Service Shares ................       59   $0.50685 to $0.50685   $     30


           FOR THE YEAR ENDED DECEMBER 31, 2002
 ---------------------------------------------------------
  INVESTMENT        EXPENSE RATIO        TOTAL RETURN
 INCOME RATIO*   LOWEST TO HIGHEST**  LOWEST TO HIGHEST***
 -------------   -------------------  --------------------

     0.00%          0.25% to 0.25%     -28.86% to -28.86%
     0.00%          0.25% to 0.90%     -25.93% to -25.44%
     0.00%          0.25% to 0.90%     -46.80% to -46.46%
     0.00%          0.25% to 0.90%     -32.68% to -32.24%
     0.00%          0.25% to 0.25%     -21.15% to -21.15%
     0.00%          0.25% to 0.25%     -41.47% to -41.47%
     0.00%          0.25% to 0.90%      -6.71% to -6.11%
     0.00%          0.25% to 0.25%     -11.89% to -11.89%
     0.00%          0.25% to 0.90%     -17.47% to -17.47%
     0.00%          0.25% to 0.90%     -22.86% to -22.36%
     0.00%          0.25% to 0.90%     -23.26% to -22.77%
     0.00%          0.25% to 0.90%     -17.91% to -17.38%
     0.77%          0.20% to 0.20%     -25.91% to -25.91%




                                                                                         AT DECEMBER 31, 2001
                                                                            ------------------------------------------
                                                                             UNITS         UNIT VALUE       NET ASSETS
                                                                             (000s)     LOWEST TO HIGHEST     (000s)
                                                                            -------   --------------------  ----------
Prudential Money Market Portfolio ........................................    3,851   $1.02864 to $2.19874   $  7,981
Prudential Diversified Bond Portfolio ....................................    7,430   $1.03535 to $3.47473   $ 25,730
Prudential Equity Portfolio ..............................................   20,140   $0.93072 to $7.32260   $146,420
Prudential Flexible Managed Portfolio ....................................   45,115   $0.92720 to $4.71001   $205,958
Prudential Conservative Balanced Portfolio ...............................   26,398   $0.96841 to $4.00354   $101,516
Prudential High Yield Bond Portfolio .....................................   14,583   $0.91872 to $2.24949   $ 32,793
Prudential Stock Index Portfolio .........................................   38,189   $0.80562 to $4.90359   $ 92,151
Prudential Value Portfolio ...............................................    2,639   $0.93072 to $7.32260   $ 13,505
Prudential Natural Resources Portfolio ...................................    2,244   $3.84290 to $3.84290   $  8,624
Prudential Global Portfolio ..............................................   33,174   $0.67974 to $1.73500   $ 57,397
Prudential Government Income Portfolio ...................................      599   $2.50199 to $2.50199   $  1,499
Prudential Jennison Portfolio ............................................    8,389   $0.64774 to $2.40452   $ 19,499
Prudential Small Capitalization Stock Portfolio ..........................   25,176   $2.30107 to $2.30107   $ 57,931
T. Rowe Price International Stock Portfolio ..............................      124   $0.67086 to $0.67086   $     83
AIM V.I. Premier Equity Fund .............................................      433   $0.72355 to $0.82001   $    317
Janus Aspen Growth Portfolio .............................................      648   $0.62457 to $0.62457   $    405
MFS Emerging Growth Series ...............................................      217   $0.54567 to $0.74275   $    131
American Century VP Value Fund ...........................................       44   $1.34339 to $1.34339   $     60
Franklin Templeton Small Cap Fund ........................................      203   $0.70289 to $0.71530   $    144
Prudential SP Alliance Large Cap Growth Portfolio ........................        7   $0.93088 to $0.96725   $      7
Prudential SP Davis Value Portfolio ......................................       33   $0.93883 to $0.96984   $     32
Prudential SP Small/Mid Cap Value Portfolio ..............................       15   $0.97015 to $1.04214   $     15
Prudential SP INVESCO Small Company Growth Portfolio .....................        1   $0.97681 to $0.97681   $      1
Janus Aspen Aggressive Growth Portfolio-Service Shares ...................       58   $0.46024 to $0.46024   $     27
Janus Aspen Balanced Portfolio-Service Shares ............................       42   $0.93075 to $0.93075   $     40
Prudential SP PIMCO Total Return Portfolio ...............................       30   $1.02645 to $1.12277   $     31
Prudential SP PIMCO High Yield Portfolio .................................       10   $1.01365 to $1.01611   $     10
Janus Aspen Series Growth Portfolio-Service Shares August 6, 2001 ........        1   $0.88873 to $0.88873   $      1
Prudential SP Large Cap Value Portfolio August 6, 2001 ...................        1   $0.95177 to $0.95177   $      1
Prudential SP AIM Core Equity Portfolio August 6, 2001 ...................        1   $0.91988 to $0.91988   $      1
Prudential SP MFS Capital Opportunities Portfolio February 12, 2001 ......        1   $0.81172 to $0.81172   $      0
Prudential SP Strategic Partners Focused Growth Portfolio August 6, 2001 .        2   $0.92854 to $0.92854   $      2
Prudential SP Mid Cap Growth Portfolio February 12, 2001 .................        6   $0.87586 to $0.94666   $      6
SP Prudential U.S. Emerging Growth Portfolio February 12, 2001 ...........       14   $0.89289 to $0.92649   $     13
Prudential SP AIM Aggressive Growth Portfolio February 12, 2001 ..........        0   $0.87641 to $0.87641   $      0
Prudential SP Alliance Technology Portfolio February 12, 2001 ............        2   $0.86466 to $0.86466   $      1
Prudential SP Conservative Asset Allocation Portfolio August 6, 2001 .....        0   $1.00256 to $1.00256   $      0
Prudential SP Balanced Asset Allocation Portfolio August 6, 2001 .........        0   $0.98498 to $0.98498   $      0
Prudential SP Growth Asset Allocation Portfolio August 6, 2001 ...........        1   $0.96529 to $0.96529   $      1
Prudential SP Jennison International Growth Portfolio August 6, 2001 .....       12   $0.89755 to $0.89989   $     11
Prudential SP Deutsche International Equity Portfolio February 12, 2001 ..        6   $0.83687 to $0.91304   $      5
Janus Aspen International Growth Portfolio-Service Shares ................       36   $0.68406 to $0.68406   $     25



           FOR THE YEAR ENDED DECEMBER 31, 2001
 ---------------------------------------------------------
  INVESTMENT        EXPENSE RATIO        TOTAL RETURN
 INCOME RATIO*   LOWEST TO HIGHEST**  LOWEST TO HIGHEST***
 -------------   -------------------  --------------------

     4.04%          0.20% to 0.90%       3.17% to 3.88%
     6.10%          0.25% to 0.90%       6.22% to 6.38%
     0.83%          0.25% to 0.90%     -11.97% to -11.62%
     3.75%          0.35% to 0.90%      -6.52% to -6.01%
     3.40%          0.40% to 0.90%      -2.88% to -2.41%
    12.05%          0.25% to 0.90%      -1.30% to -1.03%
     1.08%          0.20% to 0.90%     -12.83% to -12.23%
     1.57%          0.60% to 0.90%      -2.95% to -2.66%
     2.94%          0.60% to 0.60%     -10.62% to -10.62%
     0.35%          0.25% to 0.90%     -18.34% to -18.10%
     6.06%          0.60% to 0.60%       7.42% to 7.42%
     0.16%          0.25% to 0.90%     -18.97% to -18.73%
     0.51%          0.60% to 0.60%       4.92% to 4.92%
     2.32%          0.90% to 0.90%     -22.91% to -22.91%
     0.13%          0.20% to 0.90%     -12.74% to -12.74%
     0.08%          0.90% to 0.90%     -25.41% to -25.41%
     0.00%          0.20% to 0.90%     -34.07% to -34.07%
     0.00%          0.90% to 0.90%       3.68% to 3.68%
     0.45%          0.20% to 0.90%     -16.00% to -16.00%
     0.00%          0.25% to 0.90%      -8.20% to -8.20%
     0.48%          0.25% to 0.90%      -6.12% to -6.12%
     1.19%          0.25% to 0.90%       3.84% to 3.84%
     0.00%          0.25% to 0.25%      -1.90% to -1.90%
     0.00%          0.20% to 0.20%     -17.80% to -17.80%
     2.80%          0.20% to 0.20%      -1.48% to -1.48%
     4.10%          0.20% to 0.90%       8.40% to 8.40%
    10.70%          0.25% to 0.90%       1.27% to 1.51%
     0.00%          0.25% to 0.25%     -10.24% to -10.24%
     0.06%          0.25% to 0.25%      -4.05% to -4.05%
     0.00%          0.25% to 0.25%      -6.82% to -6.82%
     0.77%          0.25% to 0.25%     -19.57% to -19.57%
     0.00%          0.25% to 0.25%      -6.11% to -6.11%
     0.00%          0.25% to 0.90      -12.01% to -12.01%
     0.00%          0.25% to 0.90%     -11.06% to -11.06%
     0.00%          0.25% to 0.25%     -11.64% to -11.64%
     0.00%          0.25% to 0.25%     -14.83% to -14.83%
     8.40%          0.25% to 0.25%       0.66% to 0.66%
     0.00%          0.25% to 0.25%      -0.93% to -0.97%
     0.00%          0.25% to 0.25%      -2.79% to -2.79%
     0.00%          0.25% to 0.90%      -9.34% to -9.11%
     0.00%          0.25% to 0.90%     -16.41% to -16.41%
     1.11%          0.20% to 0.20%      -9.43% to -9.43%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, net of reimbursement of excess expenses, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the years ended December 31, 2002 and 2001, or from the effective date of the subaccount through the end of the reporting period. Investment options with a date notation indicate the effective date of that investment option in the Account. Product designs within a subaccount with an effective date later than the beginning of the period were excluded from the range of total returns.


                                       A25

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Contract Owners of the
Pruco Life of New Jersey Variable Appreciable Account and the Board of Directors of Pruco Life of New Jersey Insurance Company


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Variable Appreciable Life Subaccounts, as listed in Note 1 to such financial statements, of Pruco Life of New Jersey Variable Appreciable Account at December 31,2002, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Pruco Life of New Jersey Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2002 with the transfer agents of the investee mutual funds, provide a reasonable basis for the opinion expressed above.





PricewaterhouseCoopers LLP
New York, New York
March 31, 2003


                                       A26

Pruco Life Insurance Company of New Jersey

Statements of Financial Position
December 31, 2002 and 2001 (in thousands)

----------------------------------------------------------------------------------------

                                                                2002            2001
                                                             -----------     -----------
ASSETS
Fixed maturities available for sale, at fair value
   (amortized cost, 2002: $525,866; and 2001: $478,996)       $  553,901       $ 490,734
Policy loans                                                     158,431         158,754
Short-term investments                                            30,158          32,983
Other long-term investments                                        3,561           2,614
                                                             -----------     -----------
   Total investments                                             746,051         685,085
Cash and cash equivalents                                         61,482          58,212
Deferred policy acquisition costs                                137,053         118,975
Accrued investment income                                         11,291          10,399
Receivables from affiliates                                       24,686          17,270
Other assets                                                      11,644           3,919
Separate account assets                                        1,590,335       1,631,113
                                                             -----------     -----------
TOTAL ASSETS                                                 $ 2,582,542     $ 2,524,973
                                                             ===========     ===========

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                               $  529,333       $ 457,172
Future policy benefits and other policyholder liabilities        134,208         119,400
Cash collateral for loaned securities                             25,035          36,092
Securities sold under agreements to repurchase                    31,713          18,514
Income taxes payable                                              33,646          36,012
Other liabilities                                                  9,562          19,298
Separate account liabilities                                   1,590,335       1,631,113
                                                             -----------     -----------
Total liabilities                                              2,353,832       2,317,601
                                                             -----------     -----------

Contingencies - (See Footnote 11)

Stockholder's Equity
Common stock, $5 par value;
   400,000 shares authorized;
   issued and outstanding at
   December 31, 2002 and 2001                                      2,000           2,000
Paid-in-capital                                                  128,689         128,689
Retained earnings                                                 88,326          72,959
Accumulated other comprehensive income                             9,695           3,724
                                                             -----------     -----------
Total stockholder's equity                                       228,710         207,372
                                                             -----------     -----------
TOTAL LIABILITIES AND
    STOCKHOLDER'S EQUITY                                     $ 2,582,542     $ 2,524,973
                                                             ===========     ===========

                        See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Operations and Comprehensive Income
Years Ended December 31, 2002, 2001 and 2000 (in thousands)

-----------------------------------------------------------------------------------------------------

                                                           2002             2001              2000
                                                         ---------        ---------         ---------
REVENUES

Premiums                                                 $  28,321        $  16,284         $   5,717
Policy charges and fee income                               70,444           49,808            55,231
Net investment income                                       44,812           55,981            54,524
Realized investment losses, net                            (14,204)          (9,630)           (1,045)
Asset management fees                                        1,264              613             8,467
Other income                                                 1,709              646               331
                                                         ---------        ---------         ---------
Total revenues                                             132,346          113,702           123,225
                                                         ---------        ---------         ---------

BENEFITS AND EXPENSES

Policyholders' benefits                                     45,543           33,148            28,201
Interest credited to policyholders' account balances        20,449           20,503            19,326
General, administrative and other expenses                  56,145           37,954            39,415
                                                         ---------        ---------         ---------
Total benefits and expenses                                122,137           91,605            86,942
                                                         ---------        ---------         ---------
Income from operations before income taxes                  10,209           22,097            36,283
                                                         ---------        ---------         ---------

Income taxes:
Current                                                     (8,717)          (3,603)           15,365
Deferred                                                     3,558           10,107            (2,666)
                                                         ---------        ---------         ---------
Income tax (benefit) expense                                (5,159)           6,504            12,699
                                                         ---------        ---------         ---------

NET INCOME                                                  15,368           15,593            23,584

Other comprehensive income, net of tax:

    Unrealized gains on securities, net of
    reclassification adjustment                              5,971            4,487             5,325
                                                         ---------        ---------         ---------
TOTAL COMPREHENSIVE INCOME                               $  21,339        $  20,080         $  28,909
                                                         =========        =========         =========

                        See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of  Stockholder's Equity
Years Ended December 31, 2002, 2001 and 2000 (in thousands)

--------------------------------------------------------------------------------------------------------

                                                                             Accumulated
                                                                                other          Total
                                    Common     Paid - in -      Retained    comprehensive  stockholder's
                                    stock        capital        earnings    income (loss)      equity
                                    ------     -----------      --------    -------------  -------------
Balance, January 1, 2000           $  2,000     $ 125,000       $ 230,057    $   (6,088)     $ 350,969

   Net income                             -             -          23,584             -         23,584
   Contribution                           -         3,689               -             -          3,689
   Change in net unrealized
   investment losses, net of
   reclassification and taxes             -             -               -         5,325          5,325
                                   --------     ---------       ---------    ----------      ---------
Balance, December 31, 2000            2,000       128,689         253,641          (763)       383,567

   Net income                             -             -          15,593             -         15,593
   Dividend to parent                     -             -        (186,000)            -       (186,000)
   Policy credits issued to
   eligible policyholders                 -             -        (10,275)             -        (10,275)
   Change in net unrealized
   investment losses, net of
   reclassification and taxes             -             -               -         4,487          4,487
                                   --------     ---------       ---------    ----------      ---------
Balance, December 31, 2001            2,000       128,689          72,959         3,724        207,372

   Net income                             -             -          15,368             -         15,368
   Adjustments to policy
   credits issued to eligible
   policyholders                          -             -              (1)            -             (1)
   Change in net unrealized
   investment gains, net of
   reclassification and taxes             -             -               -         5,971          5,971
                                   --------     ---------       ---------    ----------      ---------
Balance, December 31, 2002         $  2,000     $ 128,689       $  88,326    $    9,695      $ 228,710
                                   ========     =========       =========    ==========      =========

                        See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Cash Flows
Years Ended December 31, 2002, 2001 and 2000 (in thousands)

------------------------------------------------------------------------------------------------------------------

                                                                             2002           2001           2000
                                                                          ----------     ---------       ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                             $   15,368     $  15,593       $  23,584
   Adjustments to reconcile net income to net cash from (used in)
      operating activities:
      Policy charges and fee income                                          (12,057)       (9,906)         (9,881)
      Interest credited to policyholders' account balances                    20,449        20,503          19,326
      Realized investment losses, net                                         14,204         9,630           1,045
      Amortization and other non-cash items                                   (7,651)      (10,883)         (9,254)
      Change in:
        Future policy benefits and other policyholders'                       14,808        11,182           3,468
        liabilities
        Accrued investment income                                               (892)        3,382          (1,289)
        Policy loans                                                             323        (6,643)         (8,296)
        Receivable from affiliates                                            (7,416)        4,995          (2,345)
        Deferred policy acquisition costs                                    (18,078)       (2,322)         12,531
        Income taxes payable                                                  (2,366)        6,099           2,084
        Other, net                                                            (8,341)       (2,244)          1,869
                                                                          ----------     ---------       ---------
Cash flows from operating activities                                           8,351        39,386          32,842
                                                                          ----------     ---------       ---------
CASH FLOWS USED IN INVESTING ACTIVITIES:
   Proceeds from the sale/maturity of:
      Fixed maturities:
        Available for sale                                                   271,401       552,931         396,117
   Payments for the purchase of:
      Fixed maturities:
        Available for sale                                                  (331,512)     (577,097)       (411,579)
   Other long term investments, net                                           (2,458)          963          (1,058)
   Cash collateral for loaned securities, net                                (11,057)      (12,217)         30,409
   Securities sold under agreements to repurchase, net                        13,199         8,760           9,754
   Short term investments, net                                                 2,822        (4,224)        (28,756)
                                                                          ----------     ---------       ---------
Cash flows used in investing activities                                      (57,605)      (30,884)         (5,113)
                                                                          ----------     ---------       ---------
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
   Policyholders' account balances:
      Deposits                                                               135,163        87,261         170,978
      Withdrawals                                                            (73,518)      (76,288)       (161,060)
     Cash dividend paid to parent                                                  -       (26,500)              -
     Cash payments to eligible policyholders                                  (9,121)            -               -
                                                                          ----------     ---------       ---------
Cash flows from (used in) financing activities                                52,524       (15,527)          9,918
                                                                          ----------     ---------       ---------

Net increase (decrease) in cash and cash equivalents                           3,270        (7,025)         37,647
Cash and cash equivalents, beginning of year                                  58,212        65,237          27,590
                                                                          ----------     ---------       ---------
CASH AND CASH EQUIVALENTS, END OF YEAR                                    $   61,482     $  58,212       $  65,237
                                                                          ==========     =========       =========

SUPPLEMENTAL CASH FLOW INFORMATION
    Income taxes paid                                                     $      565     $   2,930       $  13,421
                                                                          ----------     ---------       ---------
NON-CASH TRANSACTIONS DURING THE YEAR
   Dividend paid with fixed maturities                                    $        -     $ 159,500       $       -
                                                                          ----------     ---------       ---------
   Policy credits issued to eligible policyholders                        $        -     $  10,275       $       -
                                                                          ----------     ---------       ---------
   Contribution from parent                                               $        -     $       -       $   3,689
                                                                          ----------     ---------       ---------

                     See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS

Pruco Life Insurance Company of New Jersey ("the Company") is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. The Company is licensed to sell interest-sensitive individual life insurance, variable life insurance, term insurance, variable annuities, and fixed annuities ("the Contracts") only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company organized in 1971 under the laws of the state of Arizona. Pruco Life, in turn, is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential Insurance"), an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 ("the date of demutualization") Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). The demutualization was completed in accordance with Prudential Insurance's Plan of Reorganization, which was approved by the Commissioner of the New Jersey Department of Banking and Insurance in October 2001.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products and individual annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described in Footnote 12. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments
Fixed maturities classified as "available for sale" are carried at estimated fair value. The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. See the discussion below on realized gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses are included in "Accumulated other comprehensive income (loss)", net of income taxes.

Policy loans are carried at unpaid principal balances.

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short term, approximates fair value.

Other long-term investments consist of the Company's investments in the Company's own separate accounts, which are carried at estimated fair value.

Realized investment losses, net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in "Realized investment losses, net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following:
(1) whether the decline is substantial; (2) the duration (generally greater than six months); (3) the reasons for the decline in value (credit event, interest related or market fluctuation); (4) the Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (5) the financial condition of and near-term prospects of the issuer.

Cash and cash equivalents
Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with a maturity of three months or less when purchased.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred Policy Acquisition Costs
The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive (loss) income."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized DAC is reflected in "General, administrative and other expenses" in the period such estimated gross profits are revised. DAC related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

Securities loaned
Securities loaned are treated as collateralized financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities sold under agreements to repurchase are treated as collateralized financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate account assets and liabilities
Separate account assets and liabilities are reported at estimated fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Statements of Operations and comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

Separate accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life of New Jersey Modified Guaranteed Annuity Account. The Pruco Life of New Jersey Modified Guaranteed Annuity Account is a non-unitized separate account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life of New Jersey Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Contingencies
Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Other assets and other liabilities
Other assets consist primarily of prepaid expenses, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, demutualization consideration not yet paid to policyholders, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Insurance Revenue and Expense Recognition
Premiums from insurance policies, excluding interest-sensitive life contracts, are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. To the extent the guaranteed minimum death benefit exceeds the current account value at the time of death, the Company incurs a cost that is recorded as "Policyholders' benefits" for the period in which death occurs.

Amounts received as payment for interest-sensitive life, individual annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances." Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset management fees
Through December 31, 2000, the Company received asset management fee income from policyholder account balances invested in The Prudential Series Funds ("PSF"), which are a portfolio of mutual fund investments related to the Company's separate account products (refer to Note 13). In addition, the Company receives fees from policyholder account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income as earned.

Derivative Financial Instruments
The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" as amended, on January 1, 2001. Except as noted below, the adoption of this statement did not have a material impact on the results of operations of the Company.

Upon its adoption of FAS 133, the Company reclassified "held to maturity" securities with a fair value of approximately $7.3 million to "available for sale" as permitted by the new standard. This reclassification resulted in unrealized gains of $0.2 million, net of tax, which were recorded in "Accumulated Other Comprehensive income (loss)."

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Futures are the only derivative financial instruments used by the Company. Derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Derivatives are used to manage the characteristics of the Company's asset/liability mix, and to manage the interest rate and currency characteristics of invested assets. Additionally, derivatives are used to seek to reduce exposure to interest rates and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency or cash flow hedge ("foreign currency" hedge),
(4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. As of December 31, 2002, none of the Company's derivatives qualify for hedge accounting treatment.

If a derivative does not qualify for hedge accounting, it is recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position. Changes in fair value are included in "Realized investment losses net" without considering changes in fair value of the hedged assets or liabilities.

Income Taxes
The Company is a member of the consolidated federal income tax return of Prudential Financial and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements
In June 2001, the Financial Accounting Standards Board (the "FASB") issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All intangible assets shall be tested for impairment in accordance with the statement. As of December 31, 2002, the Company does not have any goodwill or intangible assets.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when a liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company's commitment to a restructuring plan. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. Accordingly, the Company will adopt this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued Interpretation ("FIN") No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees upon issuance. FIN No. 45 is applicable to guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation's guidance did not have a material effect on the Company's financial position. The Company did not have any guarantees to disclose in accordance with the disclosure requirements of the Interpretation.

In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities." FIN No. 46 addresses whether certain types of entities, referred to as variable interest entities ("VIEs"), should be consolidated in a company's financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses or the right to receive the entity's expected residual returns); or (2) lacks sufficient equity to finance its own activities without financial support provided by other parties, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if it stands to absorb a majority of the VIE's expected losses or residual returns. The Company adopted the Interpretation for relationships with VIEs that began on or after February 1, 2003. For VIEs with which an entity became involved in prior to February 1, 2003, the consolidation guidance is required to be implemented by July 1, 2003. Accordingly, the Company is in the process of determining whether it will need to consolidate previously unconsolidated VIEs or to deconsolidate previously consolidated VIEs.

Reclassifications
Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS

Fixed Maturities
The following tables provide additional information relating to fixed maturities as of December 31:

                                                                                    2002
                                                            -------------------------------------------------------
                                                                             Gross           Gross        Estimated
                                                            Amortized      unrealized     unrealized         fair
                                                              cost           gains          losses          value
                                                            ---------      ----------     -----------     ---------
                                                                                (in thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
U.S. Government corporations and agencies                    $ 42,149       $  1,222        $      -       $ 43,371

Foreign government bonds                                        4,027            280               -          4,307

Corporate securities                                          464,235         29,148           2,957        490,426

Mortgage-backed securities                                     15,455            342               -         15,797
                                                             --------       --------        --------      ---------

Total fixed maturities available for sale                    $525,866       $ 30,992        $  2,957      $ 553,901
                                                             ========       ========        ========      =========

                                                                                    2001
                                                            -------------------------------------------------------
                                                                             Gross           Gross        Estimated
                                                            Amortized      unrealized     unrealized         fair
                                                              cost           gains          losses          value
                                                            ---------      ----------     -----------     ---------
                                                                                (in thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
U.S. Government corporations and agencies                    $ 19,136       $    241        $     99      $  19,278

Foreign government bonds                                        4,029            259               -          4,288

Corporate securities                                          455,150         15,772           4,431        466,491

Mortgage-backed securities                                        681              -               4            677
                                                             --------       --------        --------      ---------

Total fixed maturities available for sale                    $478,996       $ 16,272        $  4,534      $ 490,734
                                                             ========       ========        ========      =========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2002, is shown below:

                                                   Available for Sale
                                           -----------------------------------
                                              Amortized      Estimated fair
                                                cost              value
                                           -----------------------------------
                                                     (in thousands)

Due in one year or less                        $  43,397         $   43,902

Due after one year through five years            225,800            238,111

Due after five years through ten years           199,495            212,196

Due after ten years                               41,719             43,895

Mortgage-backed securities                        15,455             15,797
                                               ---------         ----------

Total                                          $ 525,866         $  553,901
                                               =========         ==========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2002, 2001, and 2000 were $262.4 million, $552.4 million, and $354.4 million, respectively. Gross gains of $4.9 million, $10.1 million, and $2.2 million, and gross losses of $8.5 million, $10.1 million, and $5.2 million were realized on those sales during 2002, 2001, and 2000, respectively. Proceeds from maturities of fixed maturities available for sale during 2002, 2001, and 2000 were $9.0 million, $0.5 million, and $41.7 million, respectively.

Due to the adoption of FAS 133, "Accounting for Derivative Instruments and Hedging Activities", on January 1, 2001, the entire portfolio of fixed maturities classified as held to maturity were transferred to the available for sale category. During the year ended December 31, 2000, there were no securities classified as held to maturity that were sold.

Writedowns for impairments that were deemed to be other than temporary for fixed maturities were $9.0 million, $7.8 million and $1.3 million for the years 2002, 2001 and 2000, respectively.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                2002        2001          2000
                                              --------    --------      -------
                                                       (in thousands)

Fixed maturities                              $ 35,078    $  46,813    $ 43,972
Policy loans                                     8,715       8,647        8,053
Short-term investments and cash equivalents      1,852       4,496        5,126
Other                                              932        (418)       1,300
                                              --------    --------      -------
Gross investment income                         46,577      59,538       58,451
Less investment expenses                        (1,765)     (3,557)      (3,927)
                                              --------    --------      -------
Net investment income                         $ 44,812    $ 55,981     $ 54,524
                                              ========    ========     ========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Realized investment losses, net, including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                           2002           2001        2000
                                         --------       --------    -------
                                                     (in thousands)

Fixed maturities                         $  (12,690)   $ (7,807)   $  (4,324)
Derivatives                                  (1,513)     (1,823)       2,924
Other                                            (1)          -          355
                                         ----------    --------    ---------
Realized investment losses, net          $  (14,204)   $ (9,630)   $  (1,045)
                                         ==========    ========    =========


Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2002 and 2001, the carrying values of fixed maturities available for sale pledged to third parties as reported in the Statements of Financial Position were $56.6 million and $54.8 million, respectively.

Fixed maturities of $0.5 million at December 31, 2002 and 2001 were on deposit with governmental authorities or trustees as required by certain insurance laws.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains on fixed maturities available for sale are included in the Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "net income" for a period that also had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                                              Accumulated other
                                                                                                                comprehensive
                                                                                                                income (loss)
                                                                    Deferred                    Deferred       related to net
                                                    Unrealized       policy    Policyholders'  income tax        unrealized
                                                  gains (losses)  acquisition     account      (liability)       investment
                                                  on investments     costs        balances       benefit       gains (losses)
                                                  --------------  -----------  --------------  -----------    -----------------
                                                                               (in thousands)
Balance, December 31, 1999                         $  (18,951)     $  11,136     $  (1,512)    $   3,239         $  (6,088)

   Net investment gains on investments
    arising during the period                          12,620              -             -        (4,454)            8,166

   Reclassification adjustment for losses
    included in net income                              4,324              -             -        (1,526)            2,798

   Impact of net unrealized investment
    gains on deferred policy acquisition costs              -        (10,161)            -         3,658            (6,503)

   Impact of net unrealized investment
    gains on policyholders' account balances                -              -         1,350          (486)              864
                                                   ----------      ---------      --------     ---------         ---------
Balance, December 31, 2000                             (2,007)           975          (162)          431              (763)

   Net investment gains on investments
    arising during the period                           5,938              -             -        (2,138)            3,800

   Reclassification adjustment for losses
    included in net income                              7,807              -             -        (2,810)            4,997

   Impact of net unrealized investment
    gains on deferred policy acquisition costs              -         (8,109)            -         2,919            (5,190)

   Impact of net unrealized investment
    gains  on policyholders' account balances               -              -         1,376          (496)              880
                                                   ----------      ---------      --------     ---------         ---------

Balance, December 31, 2001                             11,738         (7,134)        1,214        (2,094)            3,724
   Net investment gains on investments
    arising during the period                           3,607              -             -        (1,299)            2,308

   Reclassification adjustment for losses
    included in net income                             12,690              -             -        (4,568)            8,122

   Impact of net unrealized investment
    gains on deferred policy acquisition costs              -         (9,128)            -         3,286            (5,842)

   Impact of net unrealized investment
    gains on policyholders' account balances                -              -         2,161          (778)            1,383
                                                   ----------      ---------      --------     ---------         ---------
Balance, December 31, 2002                         $   28,035      $(16,262)     $   3,375     $  (5,453)        $   9,695
                                                   ==========      =========     =========     =========         =========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

4. DEFERRED POLICY ACQUISITION COSTS

The balance of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

                                                                 2002              2001              2000
                                                               -------            ------            ------
                                                                               (in thousands)
Balance, beginning of year                                    $ 118,975          $  116,653       $ 129,184
Capitalization of commissions, sales and issue expenses          51,974              25,953          10,638
Amortization
                                                                (24,768)            (15,522)        (13,008)
Change in unrealized investment (gains) losses
                                                                 (9,128)             (8,109)        (10,161)
                                                              ---------          ----------        --------
Balance, end of year                                          $ 137,053          $  118,975       $ 116,653
                                                              =========          ==========       =========

5. POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31 are as follows:

                                            2002               2001
                                           ------             ------
                                                 (in thousands)

Life insurance                            $ 129,607        $  114,698
Annuities                                     4,601             4,702
                                          ---------        ----------
Total future policy benefits              $ 134,208        $  119,400
                                          =========        ==========

Life insurance liabilities include reserves for death benefits and other policy benefits. Annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture rates, which range from 2.50% to 7.25%.

Future policy benefits for individual annuities are equal to the aggregate of 1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and 2) premium deficiency reserves. Assumptions as to mortality are based on the Company's experience when the basis of the reserve is established. The interest rates used in the determination of the individual annuities reserves range from 6.25% to 8.75%, with less than 15% of the reserves based on an interest rate in excess of 8%.

Policyholders' account balances at December 31 are as follows:

                                            2002               2001
                                           ------             ------
                                                 (in thousands)

Interest-sensitive life contracts         $ 367,832         $ 345,344
Individual annuities                        161,501           111,828
                                          ---------         ---------
Total policyholders' account balances     $ 529,333         $ 457,172
                                          =========         =========

Policyholders' account balances for interest-sensitive life and individual annuities represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges. Interest crediting rates range from 4.00% to 6.75% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 3.00% to 15.00%, with less than 1% of policyholders' account balances with interest crediting rates in excess of 8%.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

6. REINSURANCE

The Company participates in reinsurance, with Prudential Insurance and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the years ended December 31 are below.

                                                          2002              2001             2000
                                                         ------            ------           ------
                                                                       (in thousands)
Direct premiums and policy charges and fee income       $ 104,180          $ 68,889         $ 61,412
     Reinsurance ceded                                     (5,415)           (2,797)            (464)
                                                        ---------          --------         --------
Premiums and policy charges and fee income              $  98,765          $ 66,092         $ 60,948

Policyholders' benefits ceded                           $  12,929          $    762         $    110


Reinsurance ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in "Other assets" in the Company's Statements of Financial Position, at December 31, 2002 and 2001 were $8.2 million and $2.4 million, respectively.

The gross and net amounts of life insurance in force at December 31, were as follows:

                                                          2002              2001             2000
                                                         ------            ------           ------
                                                                       (in thousands)
     Life insurance face amount in force             $ 21,119,708       $  11,071,045     $7,874,501
     Ceded to other companies                          (9,866,510)         (3,697,344)      (673,474)
                                                     ------------       -------------     ----------
     Net amount of life insurance in force           $ 11,253,198       $   7,373,701     $7,201,027
                                                     ============       =============     ==========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

7. INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:

                                               2002              2001             2000
                                              ------            ------           ------
                                                            (in thousands)
Current tax (benefit) expense:
   U.S.                                     $  (8,975)        $  (3,756)       $  15,365
   State and local                                258               153                -
                                            ---------         ---------        ---------
   Total                                       (8,717)           (3,603)          15,365
                                            ---------         ---------        ---------


Deferred tax expense (benefit):
   U.S.                                         3,918            10,019           (3,211)
   State and local                               (360)               88              545
                                            ---------         ---------        ---------
   Total                                        3,558            10,107           (2,666)
                                            ---------         ---------        ---------
Total income tax (benefit) expense          $  (5,159)        $   6,504        $  12,699
                                            =========         =========        =========

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                               2002              2001             2000
                                              ------            ------           ------
                                                            (in thousands)
Expected federal income tax expense         $   3,573         $   7,734        $  12,699
State and local income taxes                      (66)              157              354
Non taxable investment income                  (8,505)           (1,558)            (843)
Other                                            (161)              171              489
                                            ---------         ---------        ---------
Total income tax (benefit) expense          $  (5,159)        $   6,504        $  12,699
                                            =========         =========        =========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                              2002             2001
                                             ------           ------
                                                 (in thousands)
Deferred tax assets
   Insurance reserves                       $  2,124         $  7,331
   Net operating loss                          1,938               64
   Investments                                 4,180            1,061
                                            --------         --------
   Deferred tax assets                         8,242            8,456
                                            --------         --------

Deferred tax liabilities
   Deferred acquisition costs                 35,778           35,233
   Net unrealized gains on securities         10,093            4,226
   Other                                       2,189            1,899
                                            --------         --------
   Deferred tax liabilities                   48,060           41,358
                                            --------         --------

Net deferred tax liability                  $ 39,818         $ 32,902
                                            ========         ========

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2002 the Company had $4.6 million of federal and state capital loss carryforwards for tax purposes, which expire by 2007. At December 31, 2002 and 2001, the Company had state operating loss carryforwards for tax purposes of $17 million and $4 million, which expire by 2017 and 2016, respectively.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

7. INCOME TAXES (continued)

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992 as well as 1996. The Service has examined the years 1993 through 1995 and the Company is in the process of finalizing an agreement with the Service with respect to proposed adjustments for those tax years. The Service has begun its examination of 1997 through 2001. Management believes sufficient provisions have been made for potential adjustments.

8. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $(45.0) million, $(12.1) million, and $21.3 million for the years ended December 31, 2002, 2001, and 2000, respectively. Statutory surplus of the Company amounted to $63.8 million and $111.5 million at December 31, 2002 and 2001, respectively.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaced the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. Codification provided guidance for areas where statutory accounting had been silent and changed current statutory accounting in certain areas. The Company adopted the Codification guidance effective January 1, 2001. As a result of these changes, the Company reported an increase to statutory surplus of $7 million, primarily relating to the recognition of deferred tax assets.

The Company is subject to New Jersey law. The maximum amount of dividends, which can be paid by State of New Jersey insurance companies to shareholders without prior approval of the Insurance Commissioner, is subject to N.J.S.A.17:27A-4.c(2)(b). Based on 2002 earnings, there is no capacity to pay a dividend without prior approval in 2003.

The Company received approval from the New Jersey Commissioner of Insurance to pay an extraordinary dividend to Pruco Life in 2001 of $186 million.

9. FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimates of fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities
Estimated fair values for fixed maturities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Policy loans
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts
For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Derivative financial instruments
See note 10 for disclosure of fair value on these instruments.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

9. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                              2002                                     2001
                                               ----------------------------------    -----------------------------------
                                                     Carrying         Estimated            Carrying         Estimated
                                                      value          fair value              value         fair value
                                               ---------------- -----------------    ----------------- -----------------
                                                                            (in thousands)
Financial assets:
   Fixed maturities available for sale            $  553,901        $  553,901           $  490,734        $  490,734
   Policy loans                                      158,431           185,715              158,754           169,701
   Short-term investments                             30,158            30,158               32,983            32,983
   Cash and cash equivalents                          61,482            61,482               58,212            58,212
   Separate accounts assets                        1,590,335         1,590,335            1,631,113         1,631,113

Financial liabilities:
   Investment contracts                           $  178,086        $  178,086           $  117,694        $  117,694
   Cash collateral for loaned securities              25,035            25,035               36,092            36,092
   Securities sold under agreements
       to repurchase                                  31,713            31,713               18,514            18,514
   Separate accounts liabilities                   1,590,335         1,590,335            1,631,113         1,631,113

10. DERIVATIVE AND OFF-BALANC E SHEET CREDIT-RELATED INSTRUMENTS

Futures
Exchange-traded treasury futures are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets. As an example, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange.

Treasury futures are used to manage duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to modify existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline that selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

The notional and fair value of futures contracts was $12.4 million and $.4 million at December 31, 2002, respectively. The notional and fair value of futures contracts was $37.0 million and $.03 million at December 31, 2001, respectively.

Credit Risk
The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

11. CONTINGENCIES AND LITIGATION

Contingencies
On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

Litigation
The Company and Prudential Insurance are subject to legal and regulatory actions in the ordinary course of their businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and Prudential Insurance and that are typical of the businesses in which the Company and Prudential Insurance operate. Class action and individual lawsuits involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company and Prudential Insurance have been subject to substantial regulatory actions and civil litigation, including class actions, involving individual life insurance sales practices from 1982 through 1995. As of January 31, 2003, the Company and Prudential Insurance have resolved those regulatory actions, its sales practices class action litigation and virtually all of the individual sales practices actions filed by policyholders who "opted out" of the sales practices class action. Prudential Insurance has indemnified the Company for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

12. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
All of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses, agency distribution expenses and asset management fees.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company and Prudential Insurance operate under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance.

The Company is allocated estimated distribution expenses from Prudential Insurance's agency distribution network for both its domestic life and annuity products. The Company has capitalized certain of these distribution expenses as deferred policy acquisition costs. Beginning April 1, 2000, the Company and Prudential Insurance agreed to revise the estimate of allocated distribution expenses to reflect a market based pricing arrangement.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

12. RELATED PARTY TRANSACTIONS (Continued)

In accordance with a profit sharing agreement with Prudential Insurance that was in effect through December 31, 2000, the Company received fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues were recorded as "Asset management fees" in the Statements of Operations and Comprehensive Income. The Company was charged an asset management fee by Prudential Global Asset Management ("PGAM") and Jennison Associates LLC ("Jennison") for managing the PSF portfolio. These expenses are a component of general, administrative and other expenses.

On September 29, 2000, the Board of Directors for the Prudential Series Fund, Inc. ("PSFI") adopted resolutions to terminate the existing management agreement between PSFI and Prudential Insurance, and has appointed another subsidiary of Prudential Insurance as the fund manager for PSF. The change was approved by the shareholders of the PSFI during early 2001 and effective January 1, 2001, the Company will no longer receives fees associated with the PSF. In addition, the Company will no longer incur the asset management expense from PGAM and Jennison associated with the PSF.

Corporate Owned Life Insurance
The Company has sold two Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance. The cash surrender value included in separate accounts was $359.6 million and $165.7 million at December 31, 2002 and December 31, 2001, respectively. The second policy was issued in December 2002 and has a cash surrender value of $180.8 million at December 31, 2002. Income earned for the year on this policy is $7.1 million consisting of $12.0 million in policy fees offset by $2.4 million in reserves and $2.5 million in DAC amortization.

Reinsurance with Affiliates
The Company currently has a reinsurance agreement in place with Prudential Insurance ("the reinsurer"). The reinsurance agreement is a yearly renewable term agreement in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

Affiliated premiums ceded from these life reinsurance agreements for the periods ended December 31, 2002, 2001, and 2000 were $.5 million, $.3 million, and $0 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2002, 2001, and 2000 from these life reinsurance agreements are $7.5 million in 2002, and $0 in 2001 and 2000.

Debt Agreements
The Company and its parent, Pruco Life, have a revolving line of credit facility of up to $700 million with Prudential Funding LLC, a wholly owned subsidiary of Prudential Insurance. The total of asset-based financing and borrowing under this credit facility for the Company and its parent cannot be more than $700 million. There is no outstanding debt relating to this credit facility as of December 31, 2002 or December 31, 2001.

                        Report of Independent Accountants



To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey

In our opinion, the financial statements listed in the accompanying index present fairly, in all material aspects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America) at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

New York, New York
February 11, 2003

                                     PART C:

                                OTHER INFORMATION

Item 27. EXHIBITS

      Exhibit number                  Description of Exhibit

            (a)   Board of Directors Resolution:

                  (i) Resolution of Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Variable Appreciable Account. (Note 3)

                  (ii)  Amendment of Separate Account Resolution. (Note 5)

      (b)   Not Applicable.

      (c)   Underwriting Contracts:

                  (i) Distribution Agreement between Pruco Securities Corporation and Pruco Life Insurance Company of New Jersey. (Note 3)

                  (ii) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 5)

                  (iii) Schedule of Sales Commissions. (Note 11)

      (d)   Contracts:

                  (i)   Variable Universal Life Insurance Contract. (Note 5)

                  (ii)  Rider for Flexible Term Insurance Benefit. (Note 5)

                  (ii) Endorsement for new PS III Contract issued as a result of exchange of insureds. (Note 7)

                  (iii) Endorsement for new PS III Contract as a result of
                        exchange of PS I or PS II Contracts. (Note 7)

                  (v) Endorsement defining Active Investment Option at issue. (Note 9)

                  (vi) Endorsement defining Active Investment Option post issue. (Note 9)

                  (vii) Rider for Payment of an Additional Amount upon Surrender of the Contract. (Note 10)

      (e)   Application:

                  (i) New Jersey Application Form for Variable Universal Life Insurance Contract. (Note 5)

                  (ii) Supplement to the Application for Variable Universal Life Insurance Contract. (Note 5)

      (f)   Depositor's Certificate of Incorporation and By-Laws:

                  (i) Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended March 11, 1983. (Note
                        3)

                  (ii) Certificate of Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New Jersey, February 12, 1998. (Note 4)

                  (iii) By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 5)

      (g)   Not Applicable.

      (h)   Participation Agreement:

                  (i)   (a) AIM Variable Insurance Funds, Inc. (Note 5)

                        (b) Amendment to the AIM Variable Insurance Funds, Inc.
                            Participation Agreement. (Note 6)

                  (ii)  (a) American Century Variable Portfolios, Inc. (Note 5)

                        (b) Amendment to the American Century Variable
                            Portfolios, Inc. Participation Agreement. (Note 9)

                  (iii) (a) Dreyfus Variable Investment Fund. (Note 9)

                        (b) Amendment to the Dreyfus Variable Investment Fund
                            Participation Agreement. (Note 9)

                  (iv)  (a) Franklin Templeton Variable Insurance Products
                            Trust. (Note 8)

                        (b) Amendment to the Franklin Templeton Variable
                            Insurance Products Trust Participation Agreement. (Note 9)

                  (v)   (a) Goldman Sachs Variable Insurance Trust. (Note 9)

                  (vi)  (a) INVESCO Variable Investment Funds, Inc. (Note 9)

                  (vii) (a) Janus Aspen Series:
                               Institutional Shares  (Note 2)
                               Service Shares (Note 9)

                        (b) Amendment to the Janus Aspen Series Participation
                            Agreement. (Note 6)

                  (viii)(a) MFS Variable Insurance Trust. (Note 5)

                        (b) Amendment to the MFS Variable Insurance Trust
                            Participation Agreement.(Note 6)

                  (ix)  (a) Oppenheimer Variable Account Funds. (Note 9)

                  (x)   (a) T. Rowe Price International Series, Inc. (Note 5)

                        (b) Amendment to the T. Rowe Price International Series,
                            Inc. Participation Agreement. (Note 6)

      (i)   Administrative Contracts:


                  (i) Service Agreement between Prudential and First Tennessee Bank National Association. (Note 12)


      (j)   Not applicable.


      (k) Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

      (l) Opinion and Consent of Pamela A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor's administrative procedures. (Note 1)

      (m)   Calculation. (Note 1)

      (n)   Consent of PricewaterhouseCoopers LLP, independent accountants.
            (Note 1)


      (o)   None.

      (p)   Not applicable.

      (q)   Redeemability Exemption:

            (i) Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 5)

-----------------------------------
(Note 1)    Filed herewith.

(Note 2) Incorporated by reference to Pre-Effective Amendment No. 1, Registration No. 333-49334, filed February 8, 2001 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 26 to Form S-6, Registration No. 2-89780, filed April 28, 1997 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 12 to Form S-1, Registration No. 33-20018, filed April 19, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(Note 5) Incorporated by reference to Registrant's Form S-6, filed August 13, 1999.

(Note 6) Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed November 3, 1999.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed April 26, 2000.

(Note 8) Incorporated by reference to Form S-6, Registration No. 333-94115, filed January 5, 2000 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 9) Incorporated by reference to Post-Effective Amendment No. 2 to this Registration Statement, filed October 13, 2000.

(Note 10)   Incorporated by reference to Post-Effective Amendment No. 5 to this
            Registration Statement, filed June 28, 2001.

(Note 11)   Incorporated by reference to Post-Effective Amendment No. 8 to this
            Registration Statement, filed September, 16, 2002.


(Note 12)   Incorporated by reference to Post-Effective Amendment No. 5 to Form
            N-6, Registration No. 333-49334, filed April 22, 2003 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Item 28. Directors and Major Officers of Pruco Life of New Jersey


The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations during the past 5 years, are shown below.


                      DIRECTORS OF PRUCO LIFE OF NEW JERSEY


JAMES J. AVERY, JR., Vice Chairman and Director - President, Prudential Individual Life Insurance since 1998; prior to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group.

VIVIAN L. BANTA, Chairman, and Director - Vice Chairman, Insurance Division, Prudential Financial since 2002; 2000 to 2002: Executive Vice President, Individual Financial Services, U.S. Consumer Group; 1998 to 1999: Consultant, Individual Financial Services.

RICHARD J. CARBONE, Director - Senior Vice President and Chief Financial Officer since 1997.

HELEN M. GALT, Director - Company Actuary, Prudential since 1993.

RONALD P. JOELSON, Director - Senior Vice President, Prudential Asset, Liability and Risk Management since 1999; prior to 1999: President, Guaranteed Products, Prudential Institutional.

ANDREW J. MAKO, President - Vice President, Finance, Insurance Division since 1999; prior to 1999: Vice President, Business Performance Management Group.

DAVID R. ODENATH, JR., Director - President, Annuities, since 2003; 1999 to 2003: President, Prudential Investments; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber.

                         OFFICERS WHO ARE NOT DIRECTORS

SHAUN M. BYRNES, Senior Vice President - Senior Vice President, Director of Annuities, Prudential Investments since 2001; 2000 to 2001: Senior Vice President, Director of Research, Prudential Investments; 1999 to 2000: Senior Vice President, Director of Mutual Funds, Prudential Investments; prior to 1999:
Vice President, Mutual Funds, Prudential Investments.

C. EDWARD CHAPLIN, Treasurer - Senior Vice President and Treasurer, Prudential since 2000; prior to 2000, Vice President and Treasurer, Prudential.

THOMAS F. HIGGINS, Senior Vice President - Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999: Vice President, Mutual Funds, Prudential Individual Financial Services; prior to 1998: Principal, Mutual Fund Operations, The Vanguard Group.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary - Chief Counsel, Variable Products, Prudential Law Department since 1995.





MELODY C. MCDAID, Senior Vice President - Vice President and Site Executive, Prudential Financial Services Customer Service Office since 1995.

ESTHER H. MILNES, Senior Vice President - Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.

JAMES M. O'CONNOR, Senior Vice President and Actuary - Vice President, Guaranteed Products since 2001; 1998 to 2000: Corporate Vice President, Guaranteed Products; prior to 1998: Corporate Actuary, Prudential Investments.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary - Vice President and Actuary, Prudential since 1996.

      WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer - Vice President, Insurance Division, Prudential Financial since 2002; 2000 to 2002: Vice President and IFS Controller, Prudential Enterprise Financial Management; 1999 to 2000: Vice President and Individual Life Controller, Prudential Enterprise Financial Management; prior to 1999: Vice President, Accounting, Enterprise Financial Management.


Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant


      See Annual Report on Form 10-K of the Prudential Financial, Inc., File No. 036-04208 filed March 14, 2003.


Item 30. Indemnification

      The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

      New Jersey, being the state or organization of Pruco Life of New Jersey, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Pruco Life of New Jersey's By-law, Article V, which relates to indemnification of officers and directors, is filed as Exhibit 1.A.(6)(c) to Form S-6, Registration No. 333-85117, filed on August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

      Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below.

             DIRECTORS AND OFFICERS OF PRUCO SECURITIES CORPORATION

                                   ("PRUSEC")

Name and Principal

Business Address                                            Position and Office With Depositor

--------------------------------------------------          ---------------------------------------------
John Green (Note 1)                                         Chairman of Board of Directors
Kevin B. Frawley (Note 1)                                   Director
James J. Avery, Jr (Note 1)                                 Director
John Gordon (Note 1)                                        President, Director, Chief Operating Officer
David R. Odenath (Note 3)                                   Director
John M. Howard (Note 1)                                     Director & Vice President
Clifford E. Kirsch (Note 1)                                 Chief Legal Officer Secretary
Margaret M. Deverell (Note 3)                               Comptroller Chief Financial Officer
Maryanne Ryan (Note 2)                                      Vice President Anti-Money Laundering Officer
Patrick L. Hynes (Note 5)                                   Vice President
Page H. Pennell (Note 2)                                    Chief Compliance Officer & Vice President
Priscilla Myers (Note 1)                                    Vice President
Andrew Varley (Note 1)                                      Vice President
Michele Talafha (Note 4)                                    Assistant Vice President
C. Edward Chaplin (Note 2)                                  Treasurer
Martin Chotiner (Note 1)                                    Assistant Comptroller
Raymond H. Goslin (Note 1)                                  Assistant Comptroller
Janice Pavlou (Note 1)                                      Assistant Comptroller
Paul F. Blinn (Note 1)                                      Assistant Treasurer
Kathleen C. Hoffman (Note 2)                                Assistant Treasurer
Robert Montellione (Note 1)                                 Assistant Treasurer
Patricia Christian (Note 2)                                 Assistant Secretary
Mary Jo Reich (Note 1)                                      Assistant Secretary
Thomas Castano (Note 1)                                     Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) 100 Mulberry Street, Newark, NJ 07102
(Note 4) 199 Water Street, New York, NY 10292
(Note 5) One New York Plaza, 11th Floor, New York, NY 10292

Generally, representatives will receive a commission of no more than:


      (1) 20% of the premiums received in the first 12 months following the Contract Date on premiums up to the Target Premium (referred to as "segment allocation amount" in your Contract);

      (2) 2.667% of the premiums received in the first 12 months following the Contract Date to the extent that the total premium received since issue exceeds the Target Premium;

      (3) 7% of the premiums received in years two through four on premiums up to the Target Premium;

      (4) 2% of the premiums received in the years two through four in excess of the Target Premium;

      (5) 3% of the premiums received in the years five through seven on premiums up to the Target Premium; and

      (6) 2% of the premiums received in the years five through seven on premiums in excess of the Target Premium.


If the basic insurance amount is increased, representatives will generally receive a commission of no more than:


      (1) 20% of the premiums received in the first 12 months following the effective date of the increase on premiums up to the Target Premium (referred to as "segment allocation amount" in your Contract);

      (2) 2.667% of the premiums received in the first 12 months following the effective date of the increase to the extent that the total premium received since issue exceeds the Target Premium;

      (3) 7% of the premiums received in years two through four following the effective date of the increase on premiums up to the Target Premium;

      (4) 2% of the premiums received in years two through four following the effective date of the increase in excess of the Target Premium;

      (5) 3% of the premiums received in years five through seven following the effective date of the increase on premiums up to the Target Premium;

      (6) 2% of the premiums received in years five through seven following the effective date of the increase in excess of the Target Premium; and

Moreover, trail commissions of up to 0.2% of an amount determined by averaging the Contract Fund less all outstanding loans as of the first and last day of each calendar quarter for years starting with the 5th Contract year through the 10th Contract year, 0.1% for the Contract years 11 through 20, and up to 0.05% thereafter may be paid.


Representatives with less than 4 years of service may receive compensation on a different basis. Representatives who meet certain productivity or persistency standards may be eligible for additional compensation.

Item 32. Location of Accounts and Records

      The Depositor, Pruco Life Insurance Company of New Jersey, is located at 213 Washington Street, Newark, New Jersey 07102-2992.

      The Principal Underwriter, Pruco Securities Corporation, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

      Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 33. Management Services


      Not applicable.


Item 34. Representation of Reasonableness of Fees

      Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life of New Jersey Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 28th day of April, 2003.


(Seal)       Pruco Life of New Jersey Variable Appreciable Account
                                  (Registrant)

                 By: Pruco Life Insurance Company of New Jersey
                                   (Depositor)



Attest: /s/ Thomas C. Castano                     By: /s/ Andrew J. Mako
       --------------------------                    --------------------------
            Thomas C. Castano                             Andrew J. Mako
            Assistant Secretary                           President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 10 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 28th day of April, 2003.


          Signature and Title
          -------------------



/s/ *
--------------------------------------------
Vivian L. Banta
Chairperson and Director



/s/ *
--------------------------------------------
William J. Eckert, IV
Vice President and Chief Accounting Officer


/s/ *                                            *By:   /s/ Thomas C. Castano
--------------------------------------------         ---------------------------
James J. Avery, Jr.                                         Thomas C. Castano
Director                                                    (Attorney-in-Fact)


/s/ *
--------------------------------------------
Richard J. Carbone
Director


/s/ *
--------------------------------------------
Helen M. Galt
Director


/s/ *
--------------------------------------------
Ronald P. Joelson
Director


/s/ *
--------------------------------------------
David R. Odenath, Jr.
Director

                                  EXHIBIT INDEX

(k) Legal Opinion       Opinion and Consent of Clifford E. Kirsch,         C-XX
                        Esq. As to the legality of the securities being registered.

(l) Actuarial Opinion   Opinion of Pamela A. Schiz, FSA, MAAA, as to       C-XX
                        actuarial matters pertaining to the
                        representation of the illustrations and the Depositor's administrative procedures.

(m) Calculation         Calculation of sample illustrations.               C-XX

(n) Auditor Consent     Consent of PricewaterhouseCoopers LLP,             C-XX
                        independent accountants.